                                                                   EXHIBIT 10(A)

                                                                  EXECUTION COPY





                                CREDIT AGREEMENT

                         dated as of September 30, 1994

                                     among

                         FABRI-CENTERS OF AMERICA, INC.

                                  as Borrower,

                    THE BANKS WHICH ARE SIGNATORIES THERETO

                                      and

                             SOCIETY NATIONAL BANK,
                                    as Agent





                                 Page 88 of 196
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
                                                                TABLE OF CONTENTS
                                                                -----------------

                 SECTION                                                                               PAGE
                 -------                                                                               ----
                                                                     ARTICLE 1
                                                                   DEFINITIONS
         1.1     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.2     Computation of Time Periods  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         1.3     Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

                                                                    ARTICLE 2
                                                           AMOUNT AND NATURE OF CREDIT

         2.1     Amount and Nature of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         2.2     Purpose of Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

                                                                    ARTICLE 3
                                                                      LOANS

         3.1     Revolving Credit Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                 (a)      Revolving Credit Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                 (b)      Revolving Credit Borrowings . . . . . . . . . . . . . . . . . . . . . . . . .   19
                 (c)      Revolving Credit Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                 (d)      Notice of Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                 (e)      Banks to Fund Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                 (f)      Availability of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                 (g)      Failure of Bank to Loan . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                 (h)      Rate Conversion and Continuation  . . . . . . . . . . . . . . . . . . . . . .   21
         3.2     Optional Reductions; Termination of Commitments; Mandatory Reduction;
                 Extension of Commitment Period . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
                 (a)      Optional Reduction; Termination of Commitments  . . . . . . . . . . . . . . .   23
                 (b)      Mandatory Reduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
                 (c)      Extension of Commitment Period  . . . . . . . . . . . . . . . . . . . . . . .   24
         3.3     Repayments and Prepayments; Prepayment Compensation  . . . . . . . . . . . . . . . . .   24
                 (a)      Repayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
                 (b)      Permitted Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
                 (c)      Mandatory Prepayment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
                 (d)      Prepayment Compensation; LIBOR Loans  . . . . . . . . . . . . . . . . . . . .   25
                 (e)      Prepayment Compensation Rate; Fed Funds Rate Loans  . . . . . . . . . . . . .   25
         3.4     Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
                 (a)      Facility Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
                 (b)      Unused Commitment Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
                 (c)      Determination of Applicable Fee Percentage  . . . . . . . . . . . . . . . . .   27
                 (d)      Risk Participation Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . .   27




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
                 (e)      Agent's Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                 (f)      Acceptance Commission . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                 (g)      Letter of Credit Fees . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                 (h)      Fees Nonrefundable  . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         3.5     Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                 (a)      Regular Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                 (b)      Applicable Loan Percentage; Terms of Adjustment . . . . . . . . . . . . .   29
                 (c)      Default Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
                 (d)      Interest Rate Determination . . . . . . . . . . . . . . . . . . . . . . .   30
         3.6     Payments and Computations  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
                 (a)      Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
                 (b)      Authorization to Charge Account . . . . . . . . . . . . . . . . . . . . .   31
                 (c)      Computations of Interest and Fees . . . . . . . . . . . . . . . . . . . .   31
                 (d)      Payment not on Banking Day  . . . . . . . . . . . . . . . . . . . . . . .   31
                 (e)      Presumption of Payment in Full by Borrower  . . . . . . . . . . . . . . .   31
         3.7     Reserves; Taxes; Indemnities . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
                 (a)      Reserves or Deposit Requirements  . . . . . . . . . . . . . . . . . . . .   32
                 (b)      Imposition of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
                 (c)      Eurodollar Deposits Unavailable or Interest Rate
                          Unascertainable   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
                 (d)      Other Interest Rate Unattainable  . . . . . . . . . . . . . . . . . . . .   33
                 (e)      Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
                 (f)      Changes in Law Rendering LIBOR Loans Unlawful . . . . . . . . . . . . . .   34
                 (g)      Funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
         3.8     Capital Adequacy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
         3.9     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
                 (a)      Taxes; Withholding  . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
                 (b)      Stamp Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
                 (c)      Other Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
                 (d)      Removal of Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
                 (e)      Request for Refund  . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
                 (f)      Exemption Certificate . . . . . . . . . . . . . . . . . . . . . . . . . .   36
                 (g)      Furnishing of Certificate . . . . . . . . . . . . . . . . . . . . . . . .   37
                 (h)      Survival of Provision . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         3.10    Pro Rata Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

                                                                    ARTICLE 4
                                                                   ACCEPTANCES

         4.1     Agreement to Create Acceptances  . . . . . . . . . . . . . . . . . . . . . . . . .   38
         4.2     Acceptance Criteria  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
         4.3     Conditions to Acceptances  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
         4.4     Acceptance Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
         4.5     Acceptance Request . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
         4.6     Discount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
         4.7     Supply of Drafts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39



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
         4.8     Payments and Computations; Overdue Payments; Cancellation of Drafts  . . . . . . . .   40
                 (a)      Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
                 (b)      Payments not on Banking Day . . . . . . . . . . . . . . . . . . . . . . . .   40
                 (c)      Overdue Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
                 (d)      Computations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
         4.9     Cancellation of Drafts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
         4.10    Acceptance of Risk Participation . . . . . . . . . . . . . . . . . . . . . . . . . .   40
         4.11    Reimbursement of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
         4.12    Continuance of Acceptances . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
         4.13    Termination of Commitment; Indemnification; Limitation of Liability  . . . . . . . .   41
                 (a)      Termination of Commitment . . . . . . . . . . . . . . . . . . . . . . . . .   41
                 (b)      Special Indemnification for Ineligibility . . . . . . . . . . . . . . . . .   42
                 (c)      Limitation of Liability . . . . . . . . . . . . . . . . . . . . . . . . . .   42

                                                                    ARTICLE 5
                                                                LETTERS OF CREDIT

         5.1     Standby Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
                 (a)      Issuance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
                 (b)      Reimbursement Obligations . . . . . . . . . . . . . . . . . . . . . . . . .   43
                 (c)      Payment of Standby Letter of Credit Obligations . . . . . . . . . . . . . .   43
         5.2     Commercial Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
                 (a)      Issuance of Commercial Letters of Credit; Time Drafts . . . . . . . . . . .   43
                 (b)      Reimbursement Obligations . . . . . . . . . . . . . . . . . . . . . . . . .   44
                 (c)      Payment of Time Draft Obligations . . . . . . . . . . . . . . . . . . . . .   44
         5.3     Letter of Credit Bank Relationship with Banks  . . . . . . . . . . . . . . . . . . .   44
                 (a)      Risk Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
                 (b)      Reimbursement of Letter of Credit Bank  . . . . . . . . . . . . . . . . . .   45
                 (c)      Rights and Obligations of Letter of Credit Bank . . . . . . . . . . . . . .   45
                 (d)      Effect of Applicable Law or Custom  . . . . . . . . . . . . . . . . . . . .   46
                 (e)      Termination of Letter of Credit Commitment  . . . . . . . . . . . . . . . .   46
         5.4     Continuing Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
         5.5     Borrower's Guaranty of Subsidiary Letter of Credit Obligations . . . . . . . . . . .   47
                 (a)      Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
                 (b)      Guaranty Absolute . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
                 (c)      Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
                 (d)      Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
                 (e)      Subrogation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
                 (f)      Continuing Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48

                                                                    ARTICLE 6
                                                                OPENING COVENANTS

         6.1     Revolving Credit Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
         6.2     Guaranty of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48



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                                 Page 91 of 196
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

         6.3     Borrower Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
         6.4     Subsidiary Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         6.5     Legal Opinion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         6.6     Unaudited and Pro Forma Financial Statements . . . . . . . . . . . . . . . . . . . . . . .   49
         6.7     Certified Organizational Documents; Good Standing Certificates . . . . . . . . . . . . . .   49
         6.8     Payoff Letter  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         6.9     Fee Letters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         6.10    Credit Request and Disbursement Direction Letter . . . . . . . . . . . . . . . . . . . . .   50
         6.11    Payment of Closing Fees; Agent's Legal Fees  . . . . . . . . . . . . . . . . . . . . . . .   50

                                                                    ARTICLE 7
                                                         CONDITIONS TO ALL CREDIT EVENTS
         7.1     Representation Bringdown.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
         7.2     Compliance with Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
         7.3     No Material Adverse Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50

                                                                    ARTICLE 8
                                                                    COVENANTS

         8.1     Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                 (a)      Quarterly Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . .   51
                 (b)      Annual Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                 (c)      Officer's Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                 (d)      Publicly Filed Information  . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
         8.2     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                 (a)      Notice of Default; Misrepresentation  . . . . . . . . . . . . . . . . . . . . . .   52
                 (b)      Notice of Default under ERISA . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                 (c)      Notice of Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                 (d)      Environmental Reporting . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
         8.3     Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
         8.4     Money Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
         8.5     Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
         8.6     Franchises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
         8.7     ERISA Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
         8.8     Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
         8.9     Acquisitions, Bulk Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
         8.10    Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
         8.11    Indebtedness for Borrowed Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         8.12    Compliance With Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         8.13    Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
         8.14    Change in Nature of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
         8.15    Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
         8.16    Interest Rate Protection Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
         8.17    Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
         8.18    Consolidated Net Working Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60



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                                 Page 92 of 196
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
         8.19    Consolidated Current Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         8.20    Consolidated Tangible Net Worth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         8.21    Consolidated Fixed Charge Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         8.22    Consolidated Current Funded Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . .   61
         8.23    Consolidated Leverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
         8.24    Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
         8.25    Subsidiary Guaranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62

                                                                    ARTICLE 9
                                                         REPRESENTATIONS AND WARRANTIES

         9.1     Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
         9.2     Power, Authorization and Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
         9.3     Litigation; Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
         9.4     ERISA Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
         9.5     Financial Condition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
         9.6     Pro Forma Financial Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
         9.7     Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
         9.8     Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
         9.9     Lawful Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
         9.10    Investment Company Act Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
         9.11    Regulation G/Regulation U/Regulation X Compliance  . . . . . . . . . . . . . . . . . . . . .   64
         9.12    Full Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65

                                                                   ARTICLE 10
                                                                EVENTS OF DEFAULT

         10.1    Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
         10.2    Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
         10.3    Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
         10.4    Cross Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
         10.5    Change of Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
         10.6    Termination of Plan or Creation of Withdrawal Liability  . . . . . . . . . . . . . . . . . .   66
         10.7    Validity of Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
         10.8    Solvency of Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         10.9    The Borrower's Solvency; FCA of Ohio's Solvency  . . . . . . . . . . . . . . . . . . . . . .   67

                                                                   ARTICLE 11
                                                              REMEDIES UPON DEFAULT

         11.1    Optional Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         11.2    Automatic Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
         11.3    Offsets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
         11.4    Equalization Provision; Sharing of Payments  . . . . . . . . . . . . . . . . . . . . . . . .   69
                 (a)      Equalization of Advantage . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69



                                       v


                 (b)      Sharing of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69

                                                                   ARTICLE 12
                                                                    THE AGENT

         12.1    The Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
         12.2    Nature of Appointment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
         12.3    Society as a Bank; Other Transactions  . . . . . . . . . . . . . . . . . . . . . . . . .   70
         12.4    Instructions from Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
         12.5    Bank's Diligence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
         12.6    No Implied Representations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
         12.7    Sub-Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
         12.8    Agent's Diligence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
         12.9    Notice of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
         12.10   Agent's Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
         12.11   Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
         12.12   Agent's Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
         12.13   Resignation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
         12.14   Bank Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
         12.15   Bank Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74

                                                                   ARTICLE 13
                                                            TRANSFERS AND ASSIGNMENTS

         13.1    Transfer of Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
                 (a)      Prior Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
                 (b)      Agreement; Transfer Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
                 (c)      Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
                 (d)      Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
         13.2    Sale of Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
                 (a)      Benefits of Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
                 (b)      Rights Reserved . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
                 (c)      No Delegation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
         13.3    Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76

                                                                   ARTICLE 14
                                                                  MISCELLANEOUS

         14.1    Amendments, Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
         14.2    No Waiver; Cumulative Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
         14.3    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
         14.4    Costs and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
         14.5    Obligations Several  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
         14.6    Execution in Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
         14.7    Binding Effect; Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79




                                       vi

         14.8    Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
         14.9    Severability of Provisions; Captions . . . . . . . . . . . . . . . . .   79
         14.10   Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
         14.11   JURY TRIAL WAIVER  . . . . . . . . . . . . . . . . . . . . . . . . . .   79
         14.12   Jurisdiction; Venue; Inconvenient Forum  . . . . . . . . . . . . . . .   79
                 (a)      Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . . .   79
                 (b)      Venue; Inconvenient Forum . . . . . . . . . . . . . . . . . .   80





                                      vii

EXHIBITS AND SCHEDULES

ANNEX A             -     Banks which are Parties to the Credit Agreement; Commitments and Percentages
ANNEX B             -     Closing Fees of the Banks

Exhibit A           -     Form of Revolving Credit Note
Exhibit B-1         -     Form of Notice of Borrowing
Exhibit B-2         -     Form of Rate Conversion/Continuation Request
Exhibit B-3         -     Form of Reduction Notice
Exhibit B-4         -     Form of Extension Request and Consent
Exhibit B-5         -     Form of Acceptance Request
Exhibit C           -     Form of Draft of Acceptance
Exhibit D           -     Form of Guaranty of Payment
Exhibit E           -     Form of Borrower's Counsel Opinion
Exhibit F           -     Form of Compliance Certificate
Exhibit G           -     Form of Assignment Agreement

Supplemental Schedule





                                      viii

                                CREDIT AGREEMENT



                         dated as of September 30, 1994




                  FABRI-CENTERS OF AMERICA, INC., an Ohio corporation (hereinafter sometimes called the "Borrower"), the financial institutions named in Annex A attached hereto and made a part hereof and their successors and assigns (hereinafter sometimes collectively called the "Banks" and each individually a "Bank") and SOCIETY NATIONAL BANK, Cleveland, Ohio, as Agent for the Banks under this Agreement (hereinafter sometimes called the "Agent"), hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

         SECTION 1.1 DEFINITIONS. As used in this Agreement, the following capitalized terms shall have the following meanings:

         "ACCEPTANCE" shall mean a draft drawn by the Borrower on the Agent conforming to the requirements of Section 4.2 hereof and accepted by the Agent in accordance with such Section.

         "ACCEPTANCE COMMISSION" has the meaning assigned to such term in
Section 3.4(f).

         "ACCEPTANCE EXPOSURE" shall mean, with respect to any Bank, with respect to all Acceptances, at any time of determination, such Bank's Ratable Portion of the sum of (a) the aggregate undrawn amount of all Acceptances outstanding at such time and (b) the aggregate amount that has been drawn by the holder of any Acceptance under such Acceptances but for which the Agent or the Banks, as the case may be, have not at such time been reimbursed by the Borrower.

         "ACCEPTANCE OBLIGATION" shall mean, in respect of each Acceptance, the obligation of the Borrower to pay the Agent the face amount thereof as required by Section 4.4 hereof and in the manner specified in Section 4.8 hereof.

         "ACCEPTANCE REQUEST" has the meaning assigned to such term in Section 4.5.

         "ACQUISITION" shall mean the acquisition by the Borrower or a Subsidiary of the Borrower of the assets of Cloth World, a division of Brown Group, Inc.

         "ADJUSTED LIBOR" shall mean a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the nearest 1/100th of 1%) by dividing (i) the applicable LIBOR rate by (ii) 1.00 minus the Reserve Percentage and which Adjusted LIBOR shall be automatically adjusted on and as of the effective date of any change in the Reserve Percentage provided that the Reserve Percentage or any change therein shall have actually been incurred by any Bank.

         "ADMINISTRATIVE QUESTIONNAIRE" shall mean an Administrative Questionnaire in the form of Schedule III to the Assignment Agreement attached as Exhibit G hereto.

         "ADVANTAGE" shall mean any payment (whether made voluntarily or involuntarily, by offset of any deposit or other indebtedness or otherwise) (excluding any Obligations incurred in respect of any Negotiated Bid Loan made) received by any Bank in respect of the Obligations owing by the Borrower to the Banks (excluding any Obligations incurred in respect of a Negotiated Bid Loan) if such payment results in that Bank having a lesser share of such Obligations to the Banks (excluding any Obligations incurred in respect of a Negotiated Bid
Loan), than was the case immediately before such payment.

         "AFFECTED BANK" has the meaning assigned to such term in Section 3.8.

         "AGENT" has the meaning assigned to such term in the preamble of this Agreement.

         "AGENT'S FEE LETTER" shall mean the fee letter, dated September 30, 1994, between the Borrower and the Agent, as the same may be amended or modified from time to time.

         "AGREEMENT" shall mean this Credit Agreement, as the same may from time to time be amended, supplemented, restated or otherwise modified.

         "ANNIVERSARY DATE" shall mean September 30.

         "APPLICABLE FEE PERCENTAGE" shall mean, on each day of any Fiscal Quarter, with respect to any Facility Fee (as set forth in Section 3.4(a)) or any Unused Commitment Fee (as set forth in Section 3.4(b)), the annual percentage indicated in the following table corresponding to the Borrower's Consolidated Fixed Charge Coverage Ratio as measured for a Four Fiscal Quarter Period ending as of such Fee Determination Date:


                                                    Consolidated Fixed Charge Coverage Ratio
>= 1.0 to 1.0                >= 1.25 to 1.0               >= 1.5 to 1.0
but < 1.25 to 1.0            but < 1.5 to 1.0             but < 1.75 to 1.0           >=1.75 to 1.0
          0.25%                        0.225%                       .1875%                    .125%


         "APPLICABLE LOAN PERCENTAGE" shall mean, on each day of any Interest Period with respect to any LIBOR Loans comprising a Revolving Credit Borrowing or any Fed Funds Rate Loans comprising a Revolving Credit Borrowing, as the case may be, the percentage indicated





                                       2
in the following table corresponding to the Borrower's Consolidated Leverage Ratio as measured for two (2) consecutive Fiscal Quarters immediately preceding and ending on the Determination Date applicable to such Interest Period and the Borrower's Consolidated Fixed Charge Coverage Ratio as measured for a Four Fiscal Quarter Period ending as of such Determination Date:



      Consolidated                            Consolidated Fixed Charge Coverage Ratio
     Leverage Ratio
                         >= 1.0 to 1.0          >= 1.25 to 1.0        >= 1.5 to 1.0
                         but < 1.25 to 1.0      but < 1.5 to 1.0      but < 1.75 to 1.0       >= 1.75 to
                                                                                                1.0

  >= .55 to 1.0
  but > .50 to 1.0                2.50%                2.25%                  2.00%               1.75%

  >= .50 to 1.0
  but > .45 to 1.0                2.25%                2.00%                  1.75%               1.50%

  >= .45 to 1.0
  but > .35 to 1.0                2.00%                1.75%                  1.50%               .875%

  >= .35 to 1.0
  but > .25 to 1.0                1.75%                1.50%                  .875%                .75%

  >= .25 to 1.0                    1.00%                .875%                   .75%                .50%



         "BANK" or "BANKS" has the meaning assigned to such term in the preamble of this Agreement.

         "BANK DEBT" shall mean, collectively, every Indebtedness and liability now or hereafter owing by the Borrower to the Banks or any thereof, whether owing by only the Borrower or by the Borrower with one or more others in a several, joint or joint and several capacity, whether owing absolutely or contingently, whether created by loan, overdraft, guaranty of payment or other contract or by quasi-contract, tort, statute or other operation of Law, whether incurred directly to the Banks or any thereof or acquired by any or all thereof by purchase, pledge or otherwise, and whether participated to or from the Banks or any thereof in whole or in part.

         "BANKING DAY" shall mean a day of the year on which banks are not required or authorized to close in Cleveland, Ohio; PROVIDED, HOWEVER, that, when used in connection with a LIBOR Loan, "Banking Day" shall mean any such day on which banks are open for dealings in or quoting deposit rates for dollar deposits in the London interbank market.

"BANKS LOANS" has the meaning assigned to such term in Section 11.4(b).

"BORROW" shall mean to obtain a Revolving Credit Borrowing.


                                       3

         "BORROWER" has the meaning assigned to such term in preamble of this Agreement.

         "BORROWER PROPERTY" means any real property and improvements owned, leased, used, operated or occupied by the Borrower or any of its Subsidiaries or any of their respective corporate predecessors, including any soil, surface water or groundwater on or under such real property and improvements.

         "CLOSING DATE" shall mean September 30, 1994.

         "COMMERCIAL LETTER OF CREDIT" shall mean any commercial letter of credit issued by the Letter of Credit Bank from time to time at the request of the Borrower.

         "COMMITMENT" shall mean, with respect to each Bank, the obligation hereunder of such Bank to make loans, and to participate in the risks of all Letters of Credit (including any Sight Drafts or Time Drafts issued thereunder) issued by the Letter of Credit Bank at the Borrower's request and the risks of all Acceptances created by the Agent, up to the amount set forth opposite such Bank's name under the column headed "Commitments" as set forth in Annex A hereof during the Commitment Period subject to reductions and increases in the Maximum Availability Amount and as such Commitment may be reduced in accordance with a reduction in the Total Commitment Amount pursuant to Section 3.2(a) hereof.

         "COMMITMENT PERIOD" shall mean the period from the date hereof to September 30, 1997, as the same may be extended pursuant to Section 3.2(c) or reduced pursuant to Section 3.2(a).

         "COMPANY" shall mean the Borrower or a Subsidiary.

         "CONSOLIDATED ASSETS" shall mean, as at the date of any determination, the net book value of all assets of the Borrower and its Subsidiaries as of such date classified as assets in accordance with generally accepted accounting principles and determined on a consolidated basis.

         "CONSOLIDATED CAPITAL EXPENDITURE" shall mean the sum of all amounts paid or indebtedness incurred by the Borrower and its Subsidiaries in connection with the purchase of capital assets that would be required to be capitalized and shown on the consolidated balance sheet of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles.

         "CONSOLIDATED CURRENT ASSETS" shall mean, as at the date of any determination, the net book value of all assets of the Borrower and its Subsidiaries as of such date classified as current assets in accordance with generally accepted accounting principles and determined on a consolidated basis.

         "CONSOLIDATED CURRENT LIABILITIES" shall mean, as at any date of determination, all liabilities of the Borrower and its Subsidiaries as of such date classified as current liabilities in accordance with generally accepted accounting principles and determined on a consolidated basis (including, without limitation, all accrued taxes, all principal installments of any Long-Term


                                       4

Indebtedness under any promissory note maturing within twelve months of the date of determination); PROVIDED, HOWEVER, that, the sum of (x) the aggregate outstanding balance of Revolving Credit Loans PLUS (y) the aggregate outstanding Negotiated Bid Loans not in excess of the Total Commitment Amount shall not at any time be treated as a current liability.

         "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" has the meaning assigned to such term in Section 8.21.

         "CONSOLIDATED LEVERAGE RATIO" has the meaning assigned to such term in
Section 8.23.

         "CONSOLIDATED LIABILITIES" shall mean, as at any date of determination, all liabilities of the Borrower and its Subsidiaries (excluding from consideration as a Consolidated Liability, all Subordinated Indebtedness other than the Convertible Subordinated Debentures) as of such date classified as liabilities in accordance with generally accepted accounting principles and determined on a consolidated basis.

         "CONSOLIDATED NET FIXED LEASE CHARGES" shall mean, for any fiscal period, all fixed rental expenses (whether accrued or paid in cash) arising from all capitalized leases or operating leases (but excluding leases of personal property) of the Borrower and its Subsidiaries for such period LESS all sublease rental payments arising from such capitalized leases or operating leases (but excluding leases of personal property) for such period, in each case, as determined on a consolidated basis and in accordance with generally accepted accounting principles.

         "CONSOLIDATED NET INTEREST EXPENSE" shall mean, for any fiscal period, all expense of the Borrower and its Subsidiaries for such fiscal period classified as interest expense for such period LESS income of the Borrower and its Subsidiaries for such fiscal period classified as interest income for such period, in each case, in accordance with generally accepted accounting principles and determined on a consolidated basis.

         "CONSOLIDATED NET PRE-TAX EARNINGS" shall mean, for any fiscal period, the earnings (or losses) experienced by the Borrower and its Subsidiaries for such period, before provision for any income taxes, as determined on a consolidated basis and in accordance with generally accepted accounting principles (but excluding for any such period any non-cash extraordinary gains (or losses)).

         "CONSOLIDATED NET WORKING CAPITAL" shall mean, as at any date of determination, the excess of (i) the Consolidated Current Assets of the Borrower and its Subsidiaries as of such date OVER (ii) the Consolidated Current Liabilities of the Borrower and its Subsidiaries as of such date; PROVIDED, HOWEVER, that, the sum of (x) the aggregate outstanding balance of Revolving Credit Loans PLUS (y) the aggregate outstanding Negotiated Bid Loans not in excess of the Total Commitment Amount shall not at any time be treated as a current liability.

         "CONSOLIDATED TANGIBLE NET WORTH" shall mean, as at any date of determination, the excess of (i) the net book value (after deducting all applicable reserves and excluding any re-appraisal or write-up of assets after the date of this Agreement except any re-appraisal or



                                       5
write-up of assets at the time such assets may be acquired in the Acquisition or by means of corporate acquisitions subsequent to the date of this Agreement) of all Consolidated Assets (excluding from consideration as a Consolidated Asset, all intangible assets including, without limitation, patents, goodwill and treasury shares) of the Borrower and its Subsidiaries as of such date OVER
(ii) all Consolidated Liabilities of the Borrower and its Subsidiaries as of such date, in each case determined on a consolidated basis in accordance with generally accepted accounting principles.

         "CONTROLLED GROUP" shall mean a controlled group of corporations as defined in Section 1563 of the Internal Revenue Code of 1986, as may be amended from time to time, of which any the Borrower or any Subsidiary is a part.

         "CONVERTIBLE SUBORDINATED DEBENTURES" shall mean the Borrower's 6.25% Convertible Subordinated Debentures due 2002 and issued under an Indenture, dated as of March 13, 1992, between the Borrower and Society National Bank (as successor by merger to Ameritrust Company National Association, as Trustee.

         "CREDIT EVENT" shall mean (a) the obligation of (i) each Bank to make a Loan on the occasion of each Revolving Credit Borrowing, (ii) the Agent to issue and accept any Acceptance, (iii) the Letter of Credit Bank to issue any Letter of Credit or accept any Time Draft, (iv) any Bank to participate in the risk of any Acceptance, Letter of Credit or any Time Draft, (b) the making of a Loan by any Bank, (c) the delivery by the Borrower of (I) a Notice of Borrowing requesting a Revolving Credit Borrowing or a Letter of Credit, (II) a Rate Conversion/Continuation Request requesting the conversion or continuation of Revolving Credit Loans or (III) an Acceptance Request, (d) a Rate Conversion or Rate Continuation, (e) the acceptance by the Borrower of proceeds of any Revolving Credit Borrowing or any Acceptance or (f) the making by any Bank of a Negotiated Bid Loan.

         "CUMULATIVE FISCAL EARNINGS" has the meaning assigned to such term in
Section 8.20.

         "CUMULATIVE FISCAL PERIOD" shall mean, in respect of any Fiscal Year, each of the following periods: (a) the period comprised of the first Fiscal Quarter of such Fiscal Year, (b) the period comprised of the first and second Fiscal Quarters of such Fiscal Year, (c) the period comprised of the first, second and third Fiscal Quarters of such Fiscal Year and (d) the period comprised of all Fiscal Quarters of such Fiscal Year.

         "DEFAULT UNDER ERISA" means (a) the occurrence or existence of a material "accumulated funding deficiency" (as defined in ERISA) in respect of any Plan within the scope of Section 302(a) of ERISA or (b) any failure by Borrower or any Subsidiary to make a full and timely payment of premiums required by Section 4001 of ERISA in respect of any Plan, or (c) the occurrence or existence of any material liability under Section 4062, 4063, 4064, 4069, 4201, 4217 or 4243 of ERISA in respect of any Plan, or (d) the occurrence or existence of any material breach of any other Law or regulation in respect of any such Plan, or (e) the institution or existence of any action for the forcible termination of any such Plan which is within the scope of Section 4001(a)(3) or (15) or ERISA.



                                       6

         "DETERMINATION DATE" has the meaning assigned to that term in Section 3.5(b).

         "DISTRIBUTION" shall mean any payment made, liability incurred and other consideration (other than any stock dividend, or stock split or similar distributions payable only in capital stock of the Borrower) given (i) for the purchase, acquisition, redemption or retirement of any capital stock of the Borrower (but excluding the purchase, acquisition or retirement of any capital stock of the Borrower with respect to the 1,028,321 shares of common stock of the Borrower authorized prior to the date of this Agreement by the Borrower's Board of Directors for purchase, acquisition, redemption or retirement by the Borrower) or (ii) as a dividend, return of capital or other distribution of any kind of the Borrower's capital stock outstanding at any time.

         "ENVIRONMENTAL LAWS" shall mean any federal, state or local Law, regulation, ordinance, or order pertaining to the protection of the environment and the health and safety of the public, including (but not limited to) the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 USC Section Section 9601 ET SEQ.; the Resource Conservation and Recovery Act ("RCRA"), 42 USC Section Section 6901 ET SEQ., the Hazardous Materials Transportation Act, 49 USC Section Section 1801 ET SEQ., the Federal Water Pollution Control Act (33 USC Section Section 1251 et seq.), the Toxic Substances Control Act (15 USC Section Section 2601 et seq.) and the Occupational Safety and Health Act (29 USC Section Section 651 et seq.), and all similar state, regional or local Laws, treaties, regulations, statutes or ordinances, common Law, civil Laws, or any case precedents, rulings, requirements, directives or requests having the force of Law of any foreign or domestic governmental authority, agency or tribunal, and all foreign equivalents thereof, as the same have been or hereafter may be amended, and any and all analogous future Laws, treaties, regulations, statutes or ordinances, common Law, civil Laws, or any case precedents, rulings, requirements, directives or requests having the force of Law of any foreign or domestic governmental authority, agency or tribunal and the regulations promulgated pursuant thereto, which governs: (i) the existence, cleanup and/or remedy of contamination on property; (ii) the emission or discharge of Hazardous Materials into the environment; (iii) the control of hazardous wastes; (iv) the use, generation, transport, treatment, storage, disposal, removal or recovery of Hazardous Materials; or (v) the maintenance and development of wetlands.

         "ERISA" means the Employee Retirement Income Security Act of 1964 (Public Law 93-406), as amended, and in the event of any amendment affecting any section thereof referred to in this Agreement, that reference shall be reference to that section as amended, supplemented, replaced or otherwise modified.

         "ERISA AFFILIATE" of any Person means any other Person that for purposes of Title IV of ERISA is a member of such Person's Controlled Group, or under common control with such Person, within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended from time to time.

         "ERISA REGULATOR" means any governmental agency (such as the Department of Labor, the Internal Revenue Service and the Pension Benefit Guaranty Corporation) having any regulatory authority over any Plan.



                                       7

         "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "EVENT OF DEFAULT" has the meaning assigned to such term in
Article 10.

         "EXEMPTION CERTIFICATE" has the meaning assigned to such term in
Section 3.9(f).

         "EXTENSION REQUEST AND CONSENT" has the meaning assigned to such term in Section 3.2(c).

         "FCA OF OHIO" shall mean FCA of Ohio, Inc., an Ohio corporation, a wholly-owned subsidiary of the Borrower.

         "FACILITY FEE" has the meaning assigned to such term in Section 3.4(a).

         "FED FUNDS RATE" shall mean, (i) for any Interest Period in respect of Fed Funds Rate Loans, a rate per annum equal for each day during such Interest Period to the weighted average of the rates on overnight Federal funds transactions for members of the Federal Reserve System arranged by Federal funds brokers, as published for the Banking Day immediately prior to the commencement of such Interest Period (or, if such day is not a Banking Day, for the next preceding Banking Day) by the Federal Reserve Bank of Cleveland, or, if such rate is not so published for any day which is a Banking Day, the average of the quotations for such day on such transactions received by the Agent from three (3) federal funds brokers of recognized standing selected by the Agent, and (ii) for any other period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Banking Day, for the next preceding Banking Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Banking Day, the average of the quotations for such day on such transactions received by the Agent from three (3) federal funds brokers of recognized standing selected by it.

         "FED FUNDS RATE LOANS" shall mean a Loan which bears interest as provided in Section 3.5(a)(ii).

         "FEE ADJUSTMENT DATE" has the meaning assigned to such term in Section 3.4(c) hereof.

         "FEE DETERMINATION DATE" has the meaning assigned to such term in
Section 3.4(c) hereof.

         "FISCAL QUARTER" shall mean any of the four consecutive three-month fiscal accounting periods collectively forming a Fiscal Year of the Borrower consistent with the Borrower's past practice.

         "FISCAL YEAR" shall mean the Borrower's regular annual accounting period which shall end January 28, 1995, in respect of the Borrower's current annual accounting period and which

                                       8
shall consist of a fifty-two week annual period except for every sixth year which shall consist of a fifty-three week annual accounting period (the Borrower's annual period ending February 1, 1997 being such a fifty-three week annual period).

         "FORMER AGENT" has the meaning assigned to such term in Section 12.13.

         "FOUR FISCAL QUARTER PERIOD" shall mean a period consisting of four consecutive Fiscal Quarters, whether or not in the same Fiscal Year.

         "FUNDED SENIOR DEBT" shall mean, as at the date of any determination, the sum of all Indebtedness of the Borrower and its Subsidiaries in respect of
(i) the outstanding Obligations (other than Obligations in respect of Letters of Credit, Time Drafts or Acceptances) of the Borrower to the Banks under this Agreement at such date and any other Bank Debt at such date (ii) the principal amount of any other outstanding Indebtedness for Borrowed Money or the capitalized amount of Indebtedness in respect of capitalized lease obligations and purchase money obligations.

         "GUARANTEED LETTER OF CREDIT OBLIGATIONS" has the meaning assigned to such term in Section 5.5.

         "GUARANTOR" means one who pledges his credit or property in any manner for the payment or other performance of the Indebtedness, contract or other obligation of another and includes (without limitation) any guarantor (whether of collection or payment), any obligor in respect of a standby letter of credit or surety bond issued for the obligor's account, and surety, any co-maker, any endorser, and anyone who agrees conditionally or otherwise to make any loan, purchase or investment in order thereby to enable another to prevent or correct a default of any kind.

         "GUARANTORS OF PAYMENT" shall mean FCA Financial, Inc., Fabri-Centers of South Dakota, Inc., Fabri-Centers of California, Inc., FCA of Ohio, and any other Subsidiary of the Borrower existing on or after the Closing Date which becomes a Guarantor of Payment pursuant to Section 8.25.

         "GUARANTY" means the obligation of a Guarantor.

         "GUARANTY OF PAYMENT" shall mean any Guaranty of Payment substantially in the form of Exhibit D hereto, executed and delivered to the Agent by a Subsidiary of the Borrower pursuant to Section 6.2 or 8.25.

         "HAZARDOUS MATERIAL" shall mean and include (i) any asbestos or other material composed of or containing asbestos which is, or may become, even if properly managed, friable, (ii) petroleum and any petroleum product, including crude oil or any fraction thereof, and natural gas or synthetic natural gas liquids or mixtures thereof; (iii) any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) CERCLA or RCRA, any so-called "Superfund" or "Superlien" law, or any other applicable Environmental



                                       9

Laws, and (iv) any other substance whose generation, handling, transportation, treatment or disposal is regulated pursuant to any Environmental Laws.

         "INDEBTEDNESS" means, with respect to any Person, without duplication,
(i) Indebtedness for Borrowed Money, (ii) obligations to pay the deferred purchase price of property or services, (iii) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (iv) all obligations of such Person as an account party in respect of letters of credit or banker's acceptances, (v) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA, (vi) obligations secured by any Lien on the properties or assets of the Person, (vii) obligations of such Person in respect of currency or interest rate swap or comparable transactions, (viii) the obligations of such Person in respect of any Reimbursement Agreement or accepted Time Draft and (ix) obligations under direct or indirect Guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (viii) above.

         "INDEBTEDNESS FOR BORROWED MONEY" means, with respect to any Person, without duplication, all obligations of such Person for money borrowed including, without limitation, all notes payable, and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, obligations under Reimbursement Agreements and obligations upon which interest charges are customarily paid or discounted, and all Guaranties of such obligations for money borrowed.

         "INTEREST ADJUSTMENT DATE" has the meaning assigned to such term in
Section 3.5(b).

         "INTEREST PERIOD" shall mean, for each of the Fed Funds Rate Loans comprising a Revolving Credit Borrowing and for each of the LIBOR Loans comprising a Revolving Credit Borrowing, the period commencing on the date of such Loans or the date of the Rate Conversion or Rate Continuation of any Loans into such Loans and ending on the numerically corresponding day of the period selected by the Borrower pursuant to the provisions hereof and each subsequent period commencing on the last day of the immediately preceding Interest Period in respect of such Loans and ending on the last day of the period selected by the Borrower pursuant to the provisions hereof. The duration of each such Interest Period (a) with respect to Fed Funds Rate Loans, shall not exceed thirty (30) calendar days, as the Borrower may select, upon delivery to the Agent of a Notice of Borrowing therefor in accordance with Section 3.1(d) hereof or (b) with respect to LIBOR Loans, shall be one, two, three or six months, in each case as the Borrower may select, upon delivery to the Agent of a Notice of Borrowing therefor in accordance with Section 3.1(d) hereof; PROVIDED, HOWEVER, that:

              (i) Interest Periods for Loans comprising part of the same Revolving Credit Borrowing shall be of the same duration;

             (ii) no Interest Period may end on a date later than the last day of the Commitment Period;



                                       10

            (iii) whenever the last day of any Interest Period in respect of LIBOR Loans would otherwise occur on a day other than a Banking Day, the last day of such Interest Period shall be extended to occur on the next succeeding Banking Day; PROVIDED, HOWEVER, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the immediately preceding Banking Day;

             (iv) whenever the last day of any Interest Period in respect of Fed Funds Rate Loans would otherwise occur on a day other than a Banking Day, the last day of such Interest Period shall be extended to occur on the next succeeding Banking Day; and

              (v) the Borrower may not select any Interest Period ending after the date of any reduction in the Maximum Availability Amount unless, after giving effect to such selection, the aggregate unpaid principal amount of any then outstanding Prime Rate Loans taken together with the principal amount of any then outstanding LIBOR Loans or Fed Funds Rate Loans having Interest Periods ending on or prior to the date of such reduction shall be at least equal to the principal amount of the Revolving Credit Loans due and payable on or prior to such date.

         "LC EXPOSURE" shall mean, with respect to any Bank, at any time of determination, such Bank's Ratable Portion of the sum of (a) the aggregate undrawn amount of all such Letters of Credit outstanding at such time, (b) the aggregate amount of any Time Draft issued in respect of any Commercial Letter of Credit and (c) the aggregate amount that has been drawn under such Letters of Credit or Time Draft but for which the Letter of Credit Bank or the Banks, as the case may be, have not at such time been reimbursed by the Borrower.

         "LAST FED FUNDS RATE" has the meaning assigned to such term in Section 3.3(e).

         "LAST LIBOR" has the meaning assigned to such term in Section 3.3(d).

         "LAW" shall mean any law, treaty, regulation, statute or ordinance, common law, civil law, or any case precedent, ruling, requirement, directive or request having the force of law of any foreign or domestic governmental authority, agency or tribunal.

         "LENDING OFFICE" shall mean, with respect to any Bank, the office of such Bank specified as its "Lending Office" below its name on the signature pages hereto, or such other office of such Bank as such Bank may from time to time specify in writing to the Borrower and the Agent as the office at which Loans are to be made and maintained.

         "LETTER OF CREDIT" shall mean any Commercial Letter of Credit or Standby Letter of Credit, as the case may be.

         "LETTER OF CREDIT BANK" shall mean Society National Bank, its successors and assigns.





                                       11

         "LETTER OF CREDIT BANK'S FEE LETTER" shall mean the letter, dated September 30, 1994, between the Borrower and the Letter of Credit Bank, as the same may be amended or modified from time to time, with respect to certain fees relating to the Letter of Credit Bank's issuance of Letters of Credit.

         "LIBOR" shall mean, with respect to any LIBOR Loan for any Interest Period, an interest rate per annum (rounded upward to the nearest 1/16th of 1%) equal to the average of the per annum rates at which deposits in immediately available funds in United States dollars approximately equal in principal amount to the Agent's portion of such Revolving Credit Borrowing and for a maturity comparable to the Interest Period are offered to the Reference Bank by prime banks in any Eurodollar market reasonably selected by the Reference Bank, determined as of 11:00 a.m. London time (or as soon thereafter as practicable), two (2) Banking Days prior to the beginning of the relevant Interest Period pertaining to a LIBOR Loan hereunder.

         "LIBOR LOANS" shall mean those Loans described in Section 3.1 hereof on which the Borrower shall pay interest at a rate based on LIBOR.

         "LIBOR PREPAYMENT COMPENSATION RATE" has the meaning assigned to such term in Section 3.3(d).

         "LIEN" shall mean any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

         "LOAN" shall mean a Revolving Credit Loan made by a Bank to the Borrower pursuant to Article 3 and refers to a Prime Rate Loan, a LIBOR Loan or a Fed Funds Rate Loan.

         "LONG-TERM INDEBTEDNESS" shall mean, as at the date of any determination, all Indebtedness of the Borrower or its Subsidiaries (i) which matures no earlier than one (1) year from the time of determination, or (ii) which matures less than one (1) year from the time of determination but which may have its maturity extended, at the option of the obligor thereunder, to one
(1) year or later from the time of determination.

         "MAJORITY BANKS" shall mean, at any time of determination, two or more Banks having Commitments in the aggregate of at least sixty-six percent (66%) of the Total Commitment Amount.

         "MATERIAL ADVERSE EFFECT" shall mean the occurrence or existence of:
(a) a material adverse effect on the business, results of operations or financial condition of the Borrower and its Subsidiaries on a consolidated basis, or (b) a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement, or (c) a material adverse effect on the legality, validity or enforceability of the Borrower's obligations under this Agreement.




                                       12

         "MAXIMUM AVAILABILITY AMOUNT" shall mean the following amounts for the following periods (subject to reductions in the Total Commitment Amount pursuant to Section 3.2(a)):
                           PERIOD                                         AMOUNT
                           ------                                         ------
                 commencing on the Closing
                 Date and ending December 31,                       Total Commitment
                 1994                                               Amount

                 commencing January 1, 1995
                 and ending January 31, 1995                        $ 160,000,000


                 commencing February 1, 1995
                 and ending April 30, 1995                          $ 175,000,000


                 commencing May 1, 1995
                 and ending December 31, 1995                       Total Commitment
                                                                    Amount

                 commencing January 1, 1996
                 and ending April 30, 1996                          $ 175,000,000

                 commencing May 1, 1996
                 and ending December 31, 1996                       Total Commitment
                                                                    Amount

                 commencing January 1, 1997
                 and ending April 30, 1997                          $ 175,000,000


                 commencing May 1, 1997
                 and ending on the last day of the
                 Commitment Period                                  Total Commitment
                                                                    Amount

         "NEGOTIATED BID LOAN" shall mean a Loan made by a Bank to the Borrower, upon the terms and conditions negotiated between such Bank and the Borrower as permitted by Section 8.11.

         "NOTE" or "Notes " shall mean a note or notes executed and delivered pursuant to Section 3.1(c) hereof.

         "NOTICE OF BORROWING" shall mean a Notice of Borrowing substantially in the form of Exhibit B-1 hereto.
                                       13

         "OBLIGATIONS" shall mean the obligations of the Borrower under this Agreement, including, without limitation, the outstanding principal and accrued interest in respect of any Revolving Credit Loans, the outstanding principal and accrued interest in respect of the Guaranteed Letter of Credit Obligations, all Facility Fees, Unused Commitment Fees, Risk Participation Fees, Acceptance Commissions, fees owing to the Letter of Credit Bank, fees owing to the Agent, other fees owing to the Banks or the Agent, reimbursement obligations under Letters of Credit (including Sight Drafts or Time Drafts issued in respect thereto), Acceptance Obligations, and any expenses, taxes, compensation or other amounts owing under this Agreement, the Notes, any Guaranty of Payment, any Reimbursement Agreement, including, without limitation, pursuant to Sections 3.3, 3.4, 3.7, 3.8, 3.9 or 14.4 and any and all other amounts owed by the Borrower to the Agent or the Banks pursuant to this Agreement or the Notes.

         "OTHER BANKS" has the meaning assigned to such term in Section 12.15.

         "OTHER TAXES" has the meaning assigned to such term in Section 3.9(b).

         "OUTSIDE LOANS" has the meaning assigned to such term in Section 8.11.

         "PAYMENT OFFICE" shall mean such office of the Agent as set forth below the Agent's name on the signature pages hereof or such offices as may be from time to time selected by the Agent and notified in writing by the Agent to the Borrower and the Banks as the office to which payments are to be made by the Borrower or the Banks, as the case may be.

         "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "PLAN" shall mean any employee pension benefit plan subject to Title IV of the Employee Retirement Income Security Act of 1964, as amended, established or maintained by the Borrower, any Subsidiary, or any member of the Controlled Group, or any such Plan to which the Borrower, any Subsidiary, or any member of the Controlled Group is required to contribute on behalf of any of its employees (other than a Multi-Employer Plan, as that term is defined in Section 414(f) of the Internal Revenue Code as currently in effect).

         "POSSIBLE DEFAULT" shall mean an event, condition or thing which constitutes, or which with the lapse of any applicable grace period or the giving of notice or both would constitute, any event of default referred to in
Article 10 hereof and which has not been appropriately waived by the Banks in writing or fully corrected prior to becoming an actual event of default.

         "PRE-CLOSING DATE ACCEPTANCES" has the meaning assigned to such term in Section 4.12.

         "PREPAYMENT FED FUNDS COMPENSATION RATE" has the meaning assigned to such term in Section 3.3(e).

         "PREPAYMENT LIBOR" has the meaning assigned to such term in Section 3.3(c).


                                       14

         "PRIME RATE" shall mean the higher of (i) the Fed Funds Rate plus one and one-half percent (1.5%) or (ii) that interest rate established from time to time by the Agent as the Agent's Prime Rate, whether or not such rate is publicly announced; the Prime Rate may not be the lowest interest rate charged by Agent for commercial or other extensions of credit.

         "PRIME RATE LOANS" shall mean those loans described in Section 3.1(b) hereof on which the Borrower shall pay interest at the rate based on the Prime Rate.

         "PURCHASE AGREEMENT" shall mean that certain Asset Purchase Agreement, dated as of August 24, 1994, among the Brown Group, Inc., Cloth World, the Borrower and FCA of Ohio.

         "QUALIFYING FINANCIAL STANDARDS" shall mean, as at any date of determination, the condition that (a) the Borrower shall have delivered the financial statements required by Section 8.1(a) or 8.1(b), as the case may be,
(b) the Borrower shall have delivered the certificate required to be delivered pursuant to Section 8.1(c)(ii) evidencing that the Borrower's Consolidated Fixed Charge Coverage Ratio for the Four Fiscal Quarter Period ending immediately prior to such determination date is not less than 1.50 to 1.0 and that the Borrower's Consolidated Leverage Ratio for the two (2) consecutive Fiscal Quarters immediately preceding and ending immediately prior to such determination date is not greater than .55 to 1.0 and (c) no Event of Default shall have occurred and be continuing.

         "RATABLE PORTION" shall mean, in respect of any Bank, the quotient (expressed as a percentage) obtained at any time by dividing such Bank's Commitment at such time by the Total Commitment Amount.

         "RATE CONTINUATION" shall mean a continuation of LIBOR Loans or Fed Funds Rate Loans having a particular Interest Period as LIBOR Loans or Fed Funds Rate Loans having an Interest Period of the same duration pursuant to
Section 3.1(h).

         "RATE CONVERSION" refers to a conversion pursuant to Section 3.1(h) of Loans of one Type into Loans of another Type and, with respect to LIBOR Loans or Fed Funds Rate Loans, from one permissible Interest Period to another permissible Interest Period.

         "RATE CONVERSION/CONTINUATION REQUEST" shall mean a request for Rate Conversion or Rate Continuation in the form of Exhibit B-2 hereto made pursuant to Section 3.1(h).

         "RECEIVABLE" shall mean a claim for moneys due or to become due, whether classified as a contract right, account, chattel paper, instrument, general intangible or otherwise.

         "REDUCTION NOTICE" shall mean a notice for a request for the reduction in the Total Commitment Amount pursuant to Section 3.2(a) in the form of Exhibit B-3 hereto.

         "REFERENCE BANK" shall mean the Cayman Islands branch office of Society National Bank.




                                       15

         "REGULATORY CHANGE" shall mean, as to any Bank, any change in United States federal, state or foreign Laws or regulations or the adoption or making of any interpretations, directives or requests of or under any United States federal, state or foreign Laws or regulations (whether or not having the force of Law) by any court or governmental authority charged with the interpretation or administration thereof.

         "REIMBURSEMENT AGREEMENT" shall mean any reimbursement agreement in respect of any Letter of Credit.

         "RELATED WRITING" shall mean any assignment, mortgage, security agreement, note, guaranty, subordination agreement, Reimbursement Agreement, financial statement, certificate, audit report or other writing furnished by the Borrower or any of its officers to the Banks pursuant to or otherwise in connection with this Agreement.

         "REPORTABLE EVENT" shall mean a reportable event as that term is defined in Title IV of the Employee Retirement Income Security Act of 1964, as amended, except actions of general applicability by the Secretary of Labor under Section 110 of such Act.

         "RESERVE PERCENTAGE" shall mean for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) for a member bank of the Federal Reserve System in Cleveland, Ohio, in respect of "Eurocurrency Liabilities", but only if actually incurred by any Bank.

         "REVOLVING CREDIT BORROWING" shall mean a group of Revolving Credit Loans of a single Type, made by the Banks on a single date and as to which a single Interest Period is in effect (I.E. any group of Revolving Credit Loans made by the Banks having a different Type, or having a different Interest Period (regardless of whether such Interest Period commences on the same date as another Interest Period), or made on a different date shall be considered to comprise a different Revolving Credit Borrowing).

         "REVOLVING CREDIT LOAN" shall mean a Loan by a Bank to the Borrower pursuant to Section 3.1(a) and refers to a Prime Rate Loan, a Fed Funds Rate Loan or a LIBOR Loan.

         "REVOLVING CREDIT NOTE" shall mean a note executed and delivered pursuant to Section 3.1(c) hereof.

         "RISK PARTICIPATION EXPOSURE" shall mean, with respect to any Bank, at any time of determination, the sum of such Bank's (a) LC Exposure PLUS (b) Acceptance Exposure.

         "RISK PARTICIPATION FEE" shall mean the fee payable to the Banks pursuant to Section 3.4(d).




                                       16

         "SEC" shall mean the Securities and Exchange Commission.

         "SHARING BANKS" has the meaning assigned to such term in Section
11.4(b).

         "SIGHT DRAFT" shall mean a sight draft presented or to be presented pursuant to the terms of any Commercial Letter of Credit.

         "SOCIETY" shall mean Society National Bank, a national banking association.

         "STANDBY LETTER OF CREDIT" shall mean any standby letter of credit issued by the Letter of Credit Bank on a risk-participated basis with the other Banks pursuant to the provisions of this Agreement.

         "SUBORDINATED INDEBTEDNESS" shall mean (a) the Convertible Subordinated Debentures and; (b) all other Indebtedness of the Borrower or its Subsidiaries, now or hereafter existing, that is expressly subordinated and made junior to the payment and performance in full of the Obligations and which subordination is evidenced by written agreement in form and substance satisfactory to the Banks.

         "SUBSIDIARY" shall mean an existing or future corporation, the majority of the outstanding capital stock or voting power, or both, of which is (or upon the exercise of all outstanding warrants, options and other rights would be) owned at the time in question by the Borrower or by any Subsidiary of the Borrower or by any combination of the Borrower and such company.

         "SWINGLINE FACILITY" shall mean a discretionary line of credit offered to the Borrower by Society in an aggregate principal amount not to exceed Five Million Dollars ($5,000,000).

         "TAXES" has the meaning assigned to such term in Section 3.9(a).

         "TIME DRAFT" shall mean a Time Draft issued under a Commercial Letter of Credit and accepted by the Letter of Credit Bank.

         "TOTAL COMMITMENT AMOUNT" shall mean the amount equal to Two Hundred Million Dollars ($200,000,000) as such amount may be reduced pursuant to
Section 3.2(a), Section 3.2(b) or Article 11, as the case may be.

         "TYPE" shall mean, when used in respect of any Loan, LIBOR, Fed Funds Rate or Prime Rate as applicable to such Loan.

         "UNUSED COMMITMENT FEE" has the meaning assigned to such term in
Section 3.4(b).

 The foregoing definitions shall be applicable to the singular and plurals of the foregoing defined terms.




                                       17

         SECTION 1.2 COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specific date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

         SECTION 1.3 ACCOUNTING TERMS. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with generally accepted accounting principles, as in effect from time to time; PROVIDED, HOWEVER, that, for purposes of determining satisfaction of the Qualifying Financial Standards, the financial tests set forth in the definitions of Applicable Loan Percentage and Applicable Fee Percentage, Consolidated Tangible Net Worth and compliance with the covenants set forth in Article 8, all terms of an accounting or financial nature shall be construed in accordance with generally accepted accounting principles as in effect on the date of this Agreement and in all cases shall be applied on a basis consistent with those applied in the preparation of the audited financial statements referred to in Section 9.5; PROVIDED, HOWEVER, that, all accounting terms shall be understood as based and determined on the "FIFO" method of valuation of inventory.


                                   ARTICLE 2
                          AMOUNT AND NATURE OF CREDIT

         SECTION 2.1 AMOUNT AND NATURE OF CREDIT. Subject to the terms and conditions set forth in this Agreement, each of the Banks hereby establishes a facility pursuant to which Revolving Credit Loans shall be available to the Borrower on a revolving credit basis in an amount not to exceed Two Hundred Million Dollars ($200,000,000) (subject to the Maximum Availability Amount in effect from time to time) of which an amount not to exceed Sixty Million Dollars ($60,000,000) shall be available for the issuance of Letters of Credit and Acceptances.

         SECTION 2.2 PURPOSE OF FACILITY. The Borrower shall use the proceeds of Revolving Credit Loans hereunder (a) to pay certain outstanding indebtedness, (b) to fund the general corporate working capital purposes of the Borrower and its Subsidiaries, and (c) for general corporate purposes, including, without limitation, the completion of the Acquisition. The Borrower shall use the Acceptances and the proceeds of the Acceptances for the purposes set forth in Article 4 and the Letters of Credit for the purposes set forth in
Article 5 and for general corporate purposes of the Borrower.

                                   ARTICLE 3
                                     LOANS

         SECTION 3.1      REVOLVING CREDIT LOANS.

         (a) REVOLVING CREDIT LOANS. Subject to the terms and provisions of this Agreement, each Bank severally agrees to make Revolving Credit Loans to the Borrower from time to time during the Commitment Period up to such Bank's respective Commitment; PROVIDED, HOWEVER, that in no event shall the aggregate principal amount of all Revolving Credit Loans PLUS the aggregate Risk Participation Exposure be in excess of the Maximum Availability Amount in


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effect from time to time.  Within the limits set forth herein, the Borrower may borrow, prepay and reborrow Revolving Credit Loans.

         (b) REVOLVING CREDIT BORROWINGS. Subject to the terms and conditions set forth in this Agreement, the Borrower shall have the option to request Revolving Credit Borrowings comprised of (i) Prime Rate Loans maturing on or before the last day of the Commitment Period, in aggregate amounts of not less than One Million Dollars ($1,000,000) or any integral multiple thereof,
(ii) LIBOR Loans in aggregate amounts of not less than Two Million Dollars ($2,000,000) or additional increments of One Million Dollars ($1,000,000) or any integral multiple thereof, or (iii) Fed Funds Rate Loans in aggregate amounts of not less than Two Million Dollars ($2,000,000) or additional increments of One Million Dollars ($1,000,000) or any integral multiple thereof. The Borrower shall not be entitled to request any Revolving Credit Borrowing which would result in the aggregate outstanding amount of all Fed Funds Rate Loans to be greater than Ten Million Dollars ($10,000,000).

         (c) REVOLVING CREDIT NOTES. The obligation of the Borrower to repay Revolving Credit Loans made by each Bank and to pay interest thereon shall be evidenced by a Revolving Credit Note of the Borrower substantially in the form of Exhibit A-1 hereto, with appropriate insertions, dated the date of this Agreement and payable to the order of such Bank on the last day of the Commitment Period, in the principal amount of its Commitment. The principal amount of the Revolving Credit Loans made by each Bank and all prepayments thereof and the applicable dates with respect thereto shall be recorded by such Bank from time to time on any ledger or other record of such Bank or such Bank shall record such information by such other method as such Bank may generally employ; PROVIDED, HOWEVER, that failure to make any such record shall in no way detract from the Borrower's obligations under such Note. The aggregate unpaid amount of the Revolving Credit Loans shown on the records of such Bank shall be rebuttably presumptive evidence of the principal amount owing and unpaid on such Revolving Credit Note.

         (d) NOTICE OF BORROWING. The obligation of each Bank to make Revolving Credit Loans comprising a Revolving Credit Borrowing is conditioned upon receipt by the Agent of a request by the Borrower not later than 12:00 noon (Cleveland, Ohio time) (i) on the Banking Day which is the requested date of a proposed Revolving Credit Borrowing comprised of Prime Rate Loans, (ii) on a day which is three (3) Banking Days prior to the Banking Day which is the requested date of a proposed Revolving Credit Borrowing comprised of LIBOR Loans (except that the Revolving Credit Borrowing requested on the Closing Date may be comprised of LIBOR Loans so long as each of the Banks shall have agreed to make LIBOR Loans on the Closing Date without the notice required by this
Section 3.1(d)) and (iii) on a day which is one (1) Banking Day prior to the Banking Day which is the requested date of a proposed Revolving Credit Borrowing comprised of Fed Funds Rate Loans. Each such request (a "Notice of Borrowing") shall be transmitted by the Borrower to the Agent by telecopier or such other means as the Agent agrees to in writing, substantially in the form of Exhibit B-1, specifying therein the requested (A) date of the Revolving Credit Loans comprising such Revolving Credit Borrowing, (B) Type of Revolving Credit Loans comprising such Revolving Credit Borrowing, (C) aggregate amount of such Revolving Credit Loans and (D) in the case of a proposed



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                                Page 115 of 196
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Revolving Credit Borrowing comprised of LIBOR Loans or Fed Funds Rate Loans, the initial Interest Period for such Revolving Credit Loans. The Borrower may give a Notice of Borrowing telephonically so long as written confirmation of such Revolving Credit Borrowing by delivery of written Notice of Borrowing is received by the Agent by 1:00 p.m. (Cleveland, Ohio time) on the same day such telephonic Notice of Borrowing was given. The Agent may rely on such telephonic Notice of Borrowing to the same extent that the Agent may rely on a written Notice of Borrowing. Each Notice of Borrowing and telephonic Notice of Borrowing shall be irrevocable and binding on the Borrower and subject to the indemnification provisions of this Article 3. The Borrower shall bear all risks related to the giving of a Notice of Borrowing telephonic or by such other method of transmission as the Borrower shall elect. The Agent shall give to each Bank reasonably prompt notice by telecopier on the day received of each such Notice of Revolving Credit Borrowing.

         (e) BANKS TO FUND AGENT. Each Bank shall, before 2:00 P.M. (Cleveland, Ohio time) on the date of each Revolving Credit Borrowing, make available to the Agent, in immediately available funds at the account of the Agent maintained at the Payment Office as specified by the Agent to the Banks prior to such date, such Bank's Ratable Portion of the Revolving Credit Loans comprising such Revolving Credit Borrowing. On the date requested by the Borrower for a Revolving Credit Borrowing, after the Agent's receipt of the funds representing a Bank's Ratable Portion of such Revolving Credit Borrowing and upon the Borrower's fulfillment of the applicable conditions set forth in
Article 3, the Agent will make the funds of such Bank available to the Borrower at the aforesaid applicable Payment Office.

         (f) AVAILABILITY OF FUNDS. Unless the Agent shall have received notice from a Bank prior to the date, except in the case of Prime Rate Loans in which case prior to the time, of any Revolving Credit Borrowing that such Bank will not make available to the Agent such Bank's Ratable Portion of the Revolving Credit Borrowing, the Agent may assume that such Bank has made its Ratable Portion of the Revolving Credit Borrowing available to the Agent on the date of the Revolving Credit Borrowing in accordance with Section 3.1(e). In reliance upon such assumption, the Agent may, but shall not be obligated to, make available to the Borrower on such date a corresponding portion of the Revolving Credit Borrowing. If and to the extent that such Bank shall not have made available to the Agent its Ratable Portion of the Loan to be made as to the Revolving Credit Borrowing, such Bank and the Borrower severally agree to repay to the Agent, immediately upon demand, the corresponding portion of the Revolving Credit Borrowing, together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent (i) in the case of the Borrower, at the interest rate applicable at the time to the Revolving Credit Loans comprising such Revolving Credit Borrowing and (ii) in the case of such Bank, at the Fed Funds Rate. If such Bank shall repay to the Agent such corresponding portion of the Revolving Credit Borrowing, the amount so repaid shall constitute such Bank's Ratable Portion as part of such Revolving Credit Borrowing.

         (g) FAILURE OF BANK TO LOAN. The failure of any Bank to make the Loan to be made by it as its Ratable Portion of any Revolving Credit Borrowing shall not relieve any other Bank of its obligation hereunder to make its Loan on the date of such Revolving Credit Borrowing.



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                                Page 116 of 196
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No Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any Revolving Credit Borrowing.

         (h) RATE CONVERSION AND CONTINUATION. The Borrower shall have the right, upon request delivered by the Borrower to the Agent not later than 12:00 noon (Cleveland, Ohio time) (i) on the day which is the Banking Day that the Borrower desires to convert any LIBOR Loans comprising a Revolving Credit Borrowing into Prime Rate Loans so as to comprise a Revolving Credit Borrowing,
(ii) the day which is one (1) day prior to the Banking Day on which the Borrower desires to convert any LIBOR Loans or Prime Rate Loans comprising a Revolving Credit Borrowing into Fed Funds Rate Loans so as to comprise a Revolving Credit Borrowing, (iii) on the day that is three (3) Banking Days prior to the Banking Day upon which the Borrower desires to convert any Prime Rate Loans or Fed Funds Rate Loans comprising a Revolving Credit Borrowing into LIBOR Loans for a given Interest Period so as to comprise a Revolving Credit Borrowing, (iv) on the day which is three (3) Banking Days prior to the Banking Day upon which the Borrower desires to continue any LIBOR Loans comprising a given Revolving Credit Borrowing as LIBOR Loans for an additional Interest Period of the same duration so as to comprise a Revolving Credit Borrowing, (v) on the day which is three (3) Banking Days prior to the Banking Day upon which the Borrower desires to convert any LIBOR Loans having a particular Interest Period comprising a Revolving Credit Borrowing into LIBOR Loans having a different permissible Interest Period so as to comprise a Revolving Credit Borrowing, (vi) on the day which is one (1) Banking Day prior to the Banking Day upon which the Borrower desires to continue any Fed Funds Rate Loans comprising a given Revolving Credit Borrowing as Fed Funds Rate Loans for an additional Interest Period of the same duration so as to comprise a Revolving Credit Borrowing, (vii) on the day which is one (1) Banking Day prior to the Banking Day upon which the Borrower desires to convert any Fed Funds Rate Loans having a particular Interest Period comprising a Revolving Credit Borrowing into Fed Funds Rate Loans having a different permissible Interest Period so as to comprise a Revolving Credit Borrowing; PROVIDED, HOWEVER, that each such Rate Conversion or Rate Continuation shall be subject to the following:

                 (A) each Rate Conversion or Rate Continuation shall be funded among the Banks based upon each Bank's Ratable Portion of such converted or continued Revolving Credit Loans comprising a Revolving Credit Borrowing;

                 (B) if less than all the outstanding principal amount of the Revolving Credit Loans comprising a Revolving Credit Borrowing is converted or continued, the aggregate principal amount of such Revolving Credit Loans converted or continued shall be, (i) in the case of LIBOR Loans, not less than Two Million Dollars ($2,000,000) or additional increments of One Million Dollars ($1,000,000) or any integral multiple thereof, (ii) in the case of Prime Rate Loans, not less than One Million Dollars ($1,000,000) or any integral multiple thereof and (iii) in the case of Fed Funds Rate Loans, not less than Two Million Dollars ($2,000,000) or additional increments of One Million Dollars or any integral multiple thereof;

                 (C) each Rate Conversion or Rate Continuation shall be effected by each Bank by applying the proceeds of the Loan resulting from such Rate Conversion or


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                                Page 117 of 196

         Rate Continuation to the Loan of such Bank being converted or continued, as the case may be, and the accrued interest on any such Loan (or portion thereof) being converted or continued shall be paid to the Agent on behalf of each Bank by the Borrower at the time of such Rate Conversion or Rate Continuation;

                 (D) LIBOR Loans and Fed Funds Rate Loans may not be converted or continued at a time other than the end of an Interest Period applicable thereto unless the Borrower shall pay, upon demand, any amounts due to the Banks pursuant to Section 3.3(d) or 3.3(e), as the case may be;

                 (E) Revolving Credit Loans comprising a Revolving Credit Borrowing may not be converted into or continued as LIBOR Loans or Fed Funds Rate Loans less than one month prior to the last day of the Commitment Period or for an Interest Period which continues after the last day of the Commitment Period;

                 (F) Revolving Credit Loans comprising a Revolving Credit Borrowing that cannot be converted into or continued as LIBOR Loans by reason of clause (E) shall be automatically converted at the end of the Interest Period in effect for such LIBOR Loans into Prime Rate Loans comprising a Revolving Credit Borrowing;

                 (G) in connection with any Rate Conversion or Rate Continuation, no Interest Period can be selected which ends after the date of any reduction in the Maximum Availability Amount unless, after giving effect to such selection, the aggregate unpaid principal amount of any then outstanding Prime Rate Loans taken together with the principal amount of any then outstanding LIBOR Loans or Fed Funds Rate Loans having Interest Periods ending on or prior to the date of such reduction shall be at least equal to the principal amount of the Revolving Credit Loans due and payable on or prior to such date.

Each such request for a conversion or continuation (a "Rate Conversion/Continuation Request") in respect of Revolving Credit Loans comprising a Revolving Credit Borrowing shall be transmitted by the Borrower to the Agent, by telecopier, telex or cable (in the case of telex or cable, confirmed in writing prior to the effective date of the Rate Conversion or Rate Continuation requested), in substantially the form of Exhibit B-2 hereto, specifying (A) the identity and amount of the Revolving Credit Loans comprising a Revolving Credit Borrowing that the Borrower requests be converted or continued, (B) the Type of Revolving Credit Loans into which such Revolving Credit Loans are to be converted or continued, (C) if such notice requests a Rate Conversion, the date of the Rate Conversion (which shall be a Banking Day) and (D) in the case of Revolving Credit Loans comprising a Revolving Credit Borrowing being converted into or continued as LIBOR Loans or Fed Funds Rate Loans, the Interest Period for such LIBOR Loans or Fed Funds Rate Loans, as the case may be. The Borrower may make Rate Conversion/Continuation Requests telephonically so long as written confirmation of such Revolving Credit Borrowing is received by the Agent by 1:00 p.m. (Cleveland, Ohio time) on the same day of such telephonic Rate Conversion/Continuation Request. The Agent may rely on such telephonic Rate Conversion/Continuation Request to the same extent that the Agent



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                                Page 118 of 196
may rely on a written Rate Conversion/Continuation Request. Each Rate Conversion/Continuation Request, whether telephonic or written, shall be irrevocable and binding on the Borrower and subject to the indemnification provisions of this Article 3. The Borrower shall bear all risks related to giving any Rate Conversion/Continuation Request telephonically or by such other method of transmission as Borrower shall elect. The Agent shall promptly deliver on the day received a copy of each such Rate Conversion/Continuation Request to the Banks by telecopier.

         SECTION 3.2 OPTIONAL REDUCTIONS; TERMINATION OF COMMITMENTS; MANDATORY REDUCTION; EXTENSION OF COMMITMENT PERIOD.

         (a) OPTIONAL REDUCTION; TERMINATION OF COMMITMENTS. The Borrower may, at any time and without payment of premium or penalty except as set forth in Section 3.3, terminate in whole (provided no Time Drafts accepted by the Letter of Credit Bank, Acceptances or Letters of Credit are then outstanding) or from time to time in part reduce the Total Commitment Amount of the Banks by delivering to the Agent, not later than 12:00 noon (Cleveland, Ohio time) two
(2) Banking Days immediately preceding the effective date of the reduction, a notice of such reduction (a "Reduction Notice"), in the form of Exhibit B-3 hereto, stating the amount by which the Total Commitment Amount is to be reduced and the effective date of such reduction. Each reduction shall be subject to the following: (i) each such reduction shall be in an aggregate principal amount of not less than One Million Dollars ($1,000,000) or any integral multiple thereof and (ii) each such reduction shall be in an amount such that the Total Commitment Amount as so reduced, is not less than an amount equal to the aggregate of (i) the aggregate principal amount of the Revolving Credit Loans then outstanding hereunder plus (ii) the aggregate Risk Participation Exposure. The Borrower shall not be permitted to reduce the Total Commitment Amount unless, concurrently with any reduction, the Borrower shall make a principal payment on each Bank's then outstanding Revolving Credit Loans in an amount equal to the excess, if any, of such Revolving Credit Loans PLUS the aggregate Risk Participation Exposure over the Commitment of such Bank as so reduced. The Agent shall promptly notify each Bank of its proportionate amount and the date of each such reduction. From and after each such reduction, the Unused Commitment Fees and Facility Fees payable hereunder shall be calculated upon the Commitments of the Banks as so reduced. Each reduction of the aggregate Commitments shall be made among the Banks in accordance with its Ratable Portion. Any partial reduction in the Total Commitment Amount shall be irrevocable and effective during the remainder of the Commitment Period and shall not have the effect of reducing the Maximum Availability Amount from time to time except to the extent that the Total Commitment Amount as so reduced is less than the Maximum Availability Amount. Any partial reduction of the Total Commitment Amount pursuant to this Section 3.3(a) shall not alter the obligation of the Borrower to prepay any amounts in excess of the Maximum Availability Amount pursuant to Section 3.2(c) hereof. If the Borrower terminates in whole the Commitments of the Banks, on the effective date of such termination (the Borrower having prepaid in full the unpaid principal balance, if any, of the Notes outstanding together with all interest (if any) and Unused Commitment Fees and Facility Fees accrued and unpaid and all other amounts due to the Agent or the Banks hereunder) all of the Notes outstanding shall be delivered to the Agent marked "Cancelled" and redelivered to the Borrower.


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                                Page 119 of 196
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         (b)     MANDATORY REDUCTION.  In the event that the Acquisition shall not have been consummated on or before November 1, 1994, the Total Commitment Amount shall be automatically reduced to One Hundred Seventy-Five Million Dollars ($175,000,000). Each reduction of the Total Commitment Amount shall be made among the Banks each in accordance with its Ratable Portion. In the event that such reduction of the Total Commitment Amount results in the aggregate outstanding amount of the Revolving Credit Loans PLUS the aggregate Risk Participation Exposure exceeding the Total Commitment Amount as so reduced, the Borrower shall on such day prepay an aggregate principal amount of the Revolving Credit Loans in an amount at least equal to such excess, together with accrued interest to the date of such reduction on the principal amount paid pursuant hereto, to the Agent for application to the Banks each in accordance with its Ratable Portion. Any such reduction in the Total Commitment Amount shall be effective during the remainder of the Commitment Period and shall not have the effect of reducing the Maximum Availability Amount from time to time except to the extent that the Total Commitment Amount as so reduced is less than the Maximum Availability Amount. Any reduction of the Total Commitment Amount pursuant to this Section 3.3(b) shall not alter the obligation of the Borrower to prepay any amounts in excess of the Maximum Availability Amount pursuant to Section 3.2(a) hereof.

         (c) EXTENSION OF COMMITMENT PERIOD. After the Borrower shall have furnished its annual audit report pursuant to Section 8.1(b) hereof, commencing with such financial statements for the 1995 Fiscal Year, the Borrower may request in writing that the Commitment Period be extended one (1) year to the Anniversary Date next following the last day of the Commitment Period then in effect, which request shall be substantially in the form of Exhibit B-4 hereto (an "Extension Request and Consent") addressed to the Agent on behalf of the Banks. The Agent shall promptly deliver a copy of each such Extension Request and Consent to each of the Banks. The Banks agree to give consideration to each such request and to respond in writing to the Borrower affirmatively or negatively as to such request no later than sixty (60) days after such request is received by the Agent. No Bank shall be obligated to grant the Borrower any such extension, and unanimous written consent of all the Banks shall be required to extend the Commitment Period. In the event of the failure of any of the Banks to so respond affirmatively or negatively in writing within such sixty (60) day period, such request for extension shall be deemed to have been denied.

         SECTION 3.3      REPAYMENTS AND PREPAYMENTS; PREPAYMENT COMPENSATION.

         (a) REPAYMENT. The Borrower shall repay to the Agent for account of the Banks the outstanding principal amount of the Revolving Credit Loans and the accrued and unpaid interest, Facility Fees and Unused Commitment Fees and any other amounts owing to the Banks, or any thereof, under this Agreement on the last day of the Commitment Period or upon acceleration pursuant to Section
11.1 or 11.2.

         (b) PERMITTED PREPAYMENTS. The Borrower may prepay, not later than 12:00 noon (Cleveland, Ohio time), upon at least two (2) Banking Days' notice to the Agent stating the proposed date and aggregate principal amount of the prepayment, and, upon such notice, shall prepay the outstanding aggregate principal amount of the Revolving Credit Loans comprising



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                                Page 120 of 196
part of the same Revolving Credit Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; PROVIDED, HOWEVER, that each partial prepayment of Revolving Credit Loans shall be in an aggregate principal amount of Two Million Dollars ($2,000,000) or additional increments of One Million Dollars ($1,000,000) or any integral multiple thereof. Any prepayment of any LIBOR Loans or Fed Funds Rate Loans made on other than the last day of an Interest Period shall obligate the Borrower to reimburse the Banks in respect thereof pursuant to Sections 3.3(d) or (e) hereof, respectively. Upon receipt by the Agent of a notice pursuant to this Section 3.3(b), the Agent shall promptly forward a copy of such notice, by telecopier in the case of a prepayment of LIBOR Loans or Fed Funds Rate Loans comprising a Revolving Credit Borrowing, to each of the Banks.

         (c) MANDATORY PREPAYMENT. If on any Banking Day the aggregate outstanding amount of the Revolving Credit Loans PLUS the aggregate Risk Participation Exposure exceeds the Maximum Availability Amount then in effect, the Borrower shall on such day prepay an aggregate principal amount of the Revolving Credit Loans in an amount at least equal to such excess, together with accrued interest to the date of such prepayment on the principal amount prepaid, to the Agent for the account of each of the Banks ratably in accordance with their Commitments.

         (d)     PREPAYMENT COMPENSATION; LIBOR LOANS.    In any case of
prepayment of any LIBOR Loans comprising a Revolving Credit Borrowing, the Borrower agrees that if Adjusted LIBOR as determined as of 11:00 a.m. London time, two (2) Banking Days prior to the date of prepayment of any LIBOR Loans comprising a Revolving Credit Borrowing (hereinafter, "Prepayment LIBOR") shall be lower than the last Adjusted LIBOR previously determined for those LIBOR Loans comprising a Revolving Credit Borrowing with respect to which prepayment is intended to be made (hereinafter, "Last LIBOR"), then the Borrower shall, upon written notice by the Agent, promptly pay to the Agent, for the account of each of the Banks, in immediately available funds, compensation for such prepayment measured by a rate (the "LIBOR Prepayment Compensation Rate") which shall be equal to the difference between the Last LIBOR and the Prepayment LIBOR. In determining the Prepayment LIBOR, the Agent shall apply a rate equal to Adjusted LIBOR for a deposit approximately equal to the amount of such prepayment which would be applicable to an Interest Period commencing on the date of such prepayment and having a duration as nearly equal as practicable to the remaining duration of the actual Interest Period during which such prepayment is to be made. The LIBOR Prepayment Compensation Rate shall be applied to all or such part of the principal amounts of the Notes as related to the LIBOR Loans to be prepaid, and the prepayment compensation shall be computed for the period commencing with the date on which such prepayment is to be made to that date which coincides with the last day of the Interest Period previously established when the LIBOR Loans, which are to be prepaid, were made. In the event the Borrower cancels a Notice of Borrowing with respect to a Revolving Credit Borrowing comprised of LIBOR Loans subsequent to the delivery to the Agent of such notice such cancellation shall be treated as a prepayment as to which the Banks shall be entitled to the aforementioned prepayment compensation.

         (e) PREPAYMENT COMPENSATION RATE; FED FUNDS RATE LOANS. In any case of prepayment of any Fed Funds Rate Loans comprising all or any part of a Revolving Credit

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                                Page 121 of 196

Borrowing, the Borrower agrees that if the Fed Funds Rate as determined as of 11:00 a.m. Cleveland time, one (1) Banking Day prior to the date of prepayment of any Fed Funds Rate Loans (hereinafter, "Prepayment Fed Funds Rate") shall be lower than the last Fed Funds Rate previously determined for those Fed Funds Rate Loans with respect to which prepayment is intended to be made (hereinafter, "Last Fed Funds Rate"), then the Borrower shall, upon written notice by the Agent, promptly pay to the Agent, for the account of each of the Banks, in immediately available funds, a prepayment penalty measured by a rate (the "Fed Funds Prepayment Compensation Rate") which shall be equal to the difference between the Last Fed Funds Rate and the Prepayment Fed Funds Rate. In determining the Prepayment Fed Funds Rate, the Agent shall apply the Fed Funds Rate which would be applicable to a Fed Funds Rate Loan approximately equal to the amount of such prepayment having an Interest Period commencing on the date of such prepayment and having a duration as nearly equal as practicable to the remaining duration of the actual Interest Period during which such prepayment is to be made. The Prepayment Fed Funds Compensation Rate shall be applied to all or such part of the principal amounts of the Revolving Credit Notes as related to the Fed Funds Rate Loans to be prepaid, and the prepayment penalty shall be computed for the period commencing with the date on which such prepayment is to be made to the date which coincides with the last day of the Interest Period previously established when the Fed Funds Loans, which are to be prepaid, were made. In the event the Borrower cancels a proposed Fed Funds Rate Loan subsequent to the delivery to the Agent of a Notice of Borrowing with respect a Revolving Credit Borrowing comprised of Fed Funds Rate Loans, such cancellation shall be treated as a prepayment as to which the Banks shall be entitled to the aforementioned prepayment compensation.

         SECTION 3.4      FEES.

         (a) FACILITY FEE. The Borrower agrees to pay to each Bank, through the Agent on the last day of each Fiscal Quarter commencing with the Fiscal Quarter ending October 29, 1994, and on the date on which the Commitments of such Bank shall be terminated or assigned in whole as provided herein, a facility fee (a "Facility Fee") at a rate per annum, determined on a daily basis, equal to the Applicable Fee Percentage from time to time in effect as determined pursuant to Section 3.4(c) below, payable in arrears, on the amount of the Commitment of such Bank, whether used or unused, determined on a daily basis, during the preceding calendar quarter (or short period commencing with the Closing Date, and ending with the last day of the Commitment Period or any date on which the Commitment of such Bank shall be terminated or assigned in whole).

         (b) UNUSED COMMITMENT FEE. The Borrower agrees to pay to each Bank, through the Agent, on last day of each Fiscal Quarter commencing with the Fiscal Quarter ending October 29, 1994, and on the date on which the Commitments of the Banks shall have been terminated or assigned in whole as provided herein, an unused commitment fee (an "Unused Commitment Fee") at a rate per annum, determined on a daily basis, equal to the Applicable Fee Percentage from time to time in effect as determined pursuant to Section 3.4(c) below, payable in arrears, on the average daily unused portion of the Commitment of such Bank, determined on a daily basis, during the preceding calendar quarter (or short period commencing with the Closing Date and ending with the last day of the Commitment Period or any date on


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                                Page 122 of 196
which the Commitment of such Bank shall be terminated or assigned in whole). For the purposes of calculating Unused Commitment Fees in respect of Commitments, any portion of such Commitment unavailable due to Revolving Credit Loans, outstanding Time Drafts in respect of Commercial Letters of Credit, outstanding Standby Letters of Credit and outstanding Acceptances shall be deemed to be usage. Any portion of such Commitment unavailable due to outstanding Sight Drafts under Commercial Letters of Credit shall not be deemed to be usage for the purposes of computing the Unused Commitment Fee.
Negotiated Bid Loans and Pre-Closing Date Acceptances shall not be deemed to be usage for the purposes of computing the Unused Commitment Fee.

         (c)     DETERMINATION OF APPLICABLE FEE PERCENTAGE.   So long as no
Event of Default shall exist, the Applicable Fee Percentage shall be adjusted as herein specified as of the first day of the Fiscal Quarter ("Fee Adjustment Date") during which (or, in the case of the first Fiscal Quarter of any Fiscal Year, subsequent to which) the Agent shall have received (A) financial statements required by Sections 8.1(a) (or, in the case of the case of the first Fiscal Quarter of any Fiscal Year, by Section 8.1(b)) for the period ending as of the last day of the Fiscal Quarter (or, in the case of the first Fiscal Quarter of any Fiscal Year, the Fiscal Year) immediately preceding such Fee Adjustment Date (each a "Fee Determination Date") and (B) a certificate complying with Section 8.1(c)(ii) certifying the Borrower's Consolidated Fixed Charge Coverage Ratio and the Borrower's Consolidated Leverage Ratio as of any such Fee Determination Date; PROVIDED, HOWEVER, subject to the provisions of the last sentence of this Section 3.4(c), the Applicable Fee Percentage to be in effect from the Closing Date until the earlier of the delivery of the Borrower's financial statements for the Borrower's 1995 Fiscal Year or one hundred twenty days (120) after the last day of the Borrower's 1995 Fiscal Year, shall be .225%; PROVIDED, FURTHER, that, with respect to any increase or decrease in the Unused Commitment Fee and Facility Fee for the first Fiscal Quarter of each Fiscal Year, such increase or decrease, as the case may be shall be paid by an adjustment to the Unused Commitment Fee or Facility Fee, as the case may be, payable for the second Fiscal Quarter of such Fiscal Year. As of any such Fee Adjustment Date, the Applicable Fee Percentage shall be the Applicable Fee Percentage indicated in the definition of the term "Applicable Fee Percentage" corresponding to the Borrower's Consolidated Fixed Charge Coverage Ratio and the Borrower's Consolidated Leverage Ratio as of any such Fee Determination Date. Any such adjustment of the Applicable Fee Percentage shall cease to be effective from the earlier of the next Fee Adjustment Date or the date on which an Event of Default shall occur. The Applicable Fee Percentage effective from such earlier date and from time to time thereafter shall be the Applicable Fee Percentage as may be applicable at such time pursuant to this Section 3.4(c); PROVIDED, HOWEVER, that, if an Event of Default shall have occurred, the Applicable Fee Percentage shall be 0.25%.

         (d) RISK PARTICIPATION FEE. The Letter of Credit Bank shall share with the Banks, on a pro rata basis, a risk participation fee (the "Risk Participation Fee") with respect to each Standby Letter of Credit and each Time Draft accepted by the Letter of Credit Bank in an amount equal to the per annum rate equal to the Applicable Loan Percentage in effect pursuant to Section 3.5(b) times the face amount of each such Standby Letter of Credit and each accepted Time Draft. The Letter of Credit Bank shall pay such Risk Participation Fees to the Agent for the account of the Banks on the last day of each calendar quarter commencing December 31, 1994.

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                                Page 123 of 196
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         (e)     AGENT'S FEE.  The Borrower agrees to pay to the Agent for the sole account of the Agent an annual fee as set forth in the Agent's Fee Letter.

         (f) ACCEPTANCE COMMISSION. The Borrower agrees to pay the Agent, on behalf of the Banks, acceptance commissions ("Acceptance Commissions") with respect to each Acceptance created by the Agent pursuant to the terms hereof in an amount equal to the per annum rate equal to Applicable Loan Percentage in effect pursuant to Section 3.5(b) hereof times the face amount of each Acceptance created, for the period from the date of the creation of such Acceptance to the date of its maturity; PROVIDED, HOWEVER, that, from the Closing Date until the earlier of the delivery of the Borrower's financial statements for the Borrower's 1995 Fiscal Year or one hundred twenty days (120) after the last day of the Borrower's 1995 Fiscal Year, the Applicable Loan Percentage for the purposes of this Section 3.4(f) shall be 1.75%. Each Bank other than the Agent shall be entitled to receive an Acceptance Commission in an amount based upon ninety-two and one-half per cent (92-1/2%) of its Acceptance Exposure in each such Acceptance. The entire remainder of the Acceptance Commission shall in each case be paid to and retained by the Agent. For purposes of effecting payment of such commissions, the Borrower hereby irrevocably directs the Agent, and the Agent agrees, to deduct on the due date of the commission, the amount thereof from the proceeds of the discount of such Acceptance effected by the Agent on such date.

         (g) LETTER OF CREDIT FEES. The Borrower agrees to pay to the Letter of Credit Bank for the sole account of the Letter of Credit Bank the fees set forth in the Letter of Credit Bank's Fee Letter.

         (h) FEES NONREFUNDABLE. All fees set forth in this Section 3.4 and closing fees payable pursuant to Section 6.11 shall be paid on the date due, in immediately available funds, to the Agent for distribution, if and as appropriate, to the Banks and once paid, none of such fees shall be refundable under any circumstances.

         SECTION 3.5      INTEREST.

         (a) REGULAR INTEREST. The Borrower shall pay interest on the unpaid principal amount of each Loan made by each Bank from the date of such Loan until such principal amount shall be paid in full at the following times and rates per annum:

              (i) PRIME RATE LOANS. During such periods as a Revolving Credit Loan is a Prime Rate Loan, a rate per annum equal at all times to the Prime Rate, payable quarterly, in arrears, on the last day of each Fiscal Quarter and on the date such Prime Rate Loan shall be converted or paid in full (whether at maturity, by reason of acceleration or otherwise).

             (ii) FED FUNDS RATE LOANS. During such periods as a Revolving Credit Loan is a Fed Funds Rate Loan, a rate per annum equal at all times during each Interest Period for such Loan to the sum of the Fed Funds Rate for such Interest Period for such Loan plus the Applicable Loan Percentage in effect at the time of the making, the



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                                Page 124 of 196
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         conversion or continuation of such Loan, as the case may be, in accordance with Section 3.1(h), payable on the last day of such Interest Period and on the date such Fed Funds Rate Loan shall be converted or paid in full (whether at maturity, by reason of acceleration or otherwise).

            (iii) LIBOR LOANS. During such periods as a Revolving Credit Loan is a LIBOR Loan, a rate per annum equal to the sum of the Adjusted LIBOR plus the Applicable Loan Percentage in effect from time to time from and after each Interest Adjustment Date occurring on or prior to the date of the making, the conversion or the continuation of such Loan, as the case may be, in accordance with Section 3.1(h), payable (A) on the last day of each Interest Period and (B) if such Interest Period has a duration of more than three months, three months after the first day of such Interest Period and (C) on the date such LIBOR Loan shall be converted to a Prime Rate Loan or a Fed Funds Rate Loan or paid in full (whether at maturity, by reason of acceleration or otherwise).

         (b)     APPLICABLE LOAN PERCENTAGE; TERMS OF ADJUSTMENT.

                          (i)   COMMENCEMENT; CONDITIONS.  So long as no
         Event of Default shall exist, the Applicable Loan Percentage shall be adjusted as herein specified as of the Closing Date and as of the first day of the calendar month (each an "Interest Adjustment Date") commencing after the date the Agent shall have received (A) financial statements required by Sections 8.1(a) or 8.1(b) for the period ending as of the last day of the Fiscal Quarter or Fiscal Year immediately preceding such Interest Adjustment Date (each a "Determination Date") and (B) a certificate complying with Section 8.1(c)(ii) certifying the Borrower's Consolidated Fixed Charge Coverage Ratio and the Borrower's Consolidated Leverage Ratio as of any such Determination
         Date; PROVIDED, HOWEVER, subject to the provisions of clause (ii) below, the Applicable Loan Percentage to be in effect from the Closing Date until the earlier of the delivery of the Borrower's financial statements for the Borrower's 1995 Fiscal Year or one hundred twenty days (120) after the last day of the Borrower's 1995 Fiscal Year, shall be 1.75%.

                          (ii) CALCULATION AND DURATION OF ADJUSTMENT. On each Interest Adjustment Date the Applicable Loan Percentage shall be the Applicable Loan Percentage indicated in the definition of the term "Applicable Loan Percentage" corresponding to the Borrower's Consolidated Fixed Charge Coverage Ratio and the Borrower's Consolidated Leverage Ratio as of any such Determination Date. Any such adjustment of the Applicable Loan Percentage shall cease to be effective commencing on the earlier of (x) the next Interest Adjustment Date, (y) the Banking Day following the day on which the financial statements required to be delivered under Section 8.1(a) or 8.1(b), as the case may be, for the period ending as of the last day of the Fiscal Quarter or Fiscal Year immediately preceding the date upon which the then Applicable Loan Percentage shall cease to be effective or (z) the date upon which an Event of Default shall occur. The Applicable Loan Percentage effective from such earlier date and from time to time thereafter shall be the Applicable Loan Percentage as may be



                                       29
         applicable at such time pursuant to this Section 3.5(b); PROVIDED, HOWEVER, that (A) if an Event of Default (other than an Event of Default under Section 10.1) shall occur, the Applicable Loan Percentage shall be 2.50% and (B) if an Event of Default under
         Section 10.1 shall occur, the interest rate shall be the interest rate in effect pursuant to Section 3.5(c).

         (c)     DEFAULT INTEREST.   If any principal, interest or fees due
under this Agreement shall not be paid when due or if any Revolving Credit Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision of acceleration of maturity therein contained, the principal thereof and the unpaid interest and fees thereon shall bear interest, payable on demand, for Prime Rate Loans, LIBOR Loans and Fed Funds Rate Loans, at a rate per annum which shall be equal at all time to the greater of (x) two percent (2.0%) in excess of the rate per annum required to be paid on such Loans immediately prior to the date on which such amount became due or (y) two percent (2.0%) in excess of the Prime Rate from time to time in effect. The Borrower acknowledges that this calculation will result in the accrual of interest on interest and the Borrower expressly consents and agrees to this provision.

         (d)     INTEREST RATE DETERMINATION.

                      (i) AGENT DETERMINATION; NOTICE. The Agent shall determine the Adjusted LIBOR and the Fed Funds Rate in accordance with the definition of LIBOR Rate and Fed Funds Rate and Adjusted LIBOR set forth in Section 1.1. The Agent shall give prompt notice to the Borrower and the Banks of the applicable interest rate determined by the Agent for purposes of Section 3.5(a)(i) or (ii) or (iii).

                      (ii)        FAILURE OF BORROWER TO ELECT.    If no
         Interest Period is specified in any Notice of Borrowing for any LIBOR Rate Loans comprising a Revolving Credit Borrowing or any Fed Funds Rate Loans comprising a Revolving Credit Borrowing, the Borrower shall be deemed to have selected an Interest Period with a duration of the one month with respect to LIBOR Loans and seven days with respect to Fed Funds Rate Loans. If the Borrower shall not have given notice in accordance with Section 3.1(h) to continue any LIBOR Rate Loans comprising a Revolving Credit Borrowing into a subsequent Interest Period (and shall not have otherwise delivered a Rate Conversion/Continuation Request in accordance with Section 3.1(h) to convert such Loans), subject to the limitations set forth in Section 3.1(h) such LIBOR Rate Loans shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically continue as LIBOR Rate Loans having the same Interest Period as the immediately preceding Interest Period for such LIBOR Loans; PROVIDED, HOWEVER, that, if an Event of Default shall have occurred and be continuing, such LIBOR Loans shall be converted to Prime Rate Loans. If the Borrower shall not have given notice in accordance with Section 3.1(h) to continue or convert any Fed Funds Rate Loans comprising a Revolving Credit Borrowing into a subsequent Interest Period (and shall not have otherwise delivered a Rate Conversion/Continuation Request in accordance with Section 3.1(h) to convert such Fed Funds Rate Loans), such Fed Funds



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                                Page 126 of 196
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         Rate Loans shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically convert to Prime Rate Loans.

         SECTION 3.6      PAYMENTS AND COMPUTATIONS.

         (a) PAYMENTS. The Borrower shall make each payment hereunder and under the Notes with respect to principal of, interest on, and other amounts relating to Revolving Credit Loans, not later than 11:00 A.M. (Cleveland, Ohio time) on the day when due in dollars to the Agent in immediately available funds by deposit of such funds to the Agent's account maintained at the Payment Office. Payments received after 12:00 noon (Cleveland time) on any day shall be deemed to have been received on the next succeeding Banking Day. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal, interest, Unused Commitment Fees or Facility Fees or other fees or other amounts which may be received in respect of the Obligations of the Borrower under this Agreement ratably (other than as provided in Section 3.4(f) and amounts payable pursuant to Section 3.4(e) and 3.4(g) solely to the Agent or the Letter of Credit Bank, as the case may be) to each of the Banks for the account of its respective Lending Office, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Lending Office. The funds so distributed to each Bank shall in each case be applied by such Bank in accordance with the terms of this Agreement.

         (b) AUTHORIZATION TO CHARGE ACCOUNT. If and to the extent payment owed to any Bank is not made when due hereunder or under the Note held by such Bank, the Borrower hereby authorizes such Bank to charge from time to time against any or all of the Borrower's general deposit accounts with such Bank any amount so due.

         (c) COMPUTATIONS OF INTEREST AND FEES. All computations of interest, commitment fees and letter of credit fees and all other fees shall be made by the Agent on the basis of a year of 360 days in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Agent (or, in the case of Section 3.7, by a Bank) of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

         (d) PAYMENT NOT ON BANKING DAY. Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Banking Day, such payment shall be made on the next succeeding Banking Day, EXCEPT, that, if such extension would cause payment of interest on or principal of LIBOR Loans to be made in the next following calendar month, such payment shall be made on the immediately preceding Banking Day. Any such extension or reduction of time shall in such case be included in the computation of payment of interest, Commitment Fee or Facility Fee, as the case may be.

         (e) PRESUMPTION OF PAYMENT IN FULL BY BORROWER. Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower will make or has made such payment in full to the Agent on such date. In reliance upon such assumption, the Agent may, but shall not be obligated to, distribute to each


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                                Page 127 of 196

Bank on such due date the amount then due such Bank. If and to the extent the Borrower shall not have made such payment in full to the Agent, each Bank shall repay to the Agent promptly upon demand the amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate plus the amount of any costs, expenses, liabilities or losses incurred by the Agent in connection with its distribution of such funds.

         SECTION 3.7      RESERVES; TAXES; INDEMNITIES.

         (a) RESERVES OR DEPOSIT REQUIREMENTS. If at any time any Law, treaty or regulation (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the interpretation thereof by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary or other authority shall impose (whether or not having the force of Law), modify or deem applicable any reserve and/or special deposit requirement (other than reserves included in the Reserve Percentage, the effect of which is reflected in the interest rate(s) of the LIBOR Loan(s) in question) against assets held by, or deposits in or for the amount of any loans by, any Bank, and the result of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to such Bank of making or maintaining hereunder LIBOR Loans or to reduce the amount of principal or interest received by such Bank with respect to such LIBOR Loans, then upon demand by such Bank the Borrower shall pay to such Bank from time to time on Interest Adjustment Dates with respect to such loans, as additional consideration hereunder, additional amounts sufficient to fully compensate and indemnify such Bank for such increased cost or reduced amount, assuming (which assumption such Bank need not corroborate) such additional cost or reduced amount was allocable to such LIBOR Loans. A certificate as to the increased cost or reduced amount as a result of any event mentioned in this Section 3.7(a), setting forth the calculations therefor, shall be promptly submitted by such Bank to the Borrower and shall, in the absence of manifest error, be conclusive and binding as to the amount thereof. Notwithstanding any other provision of this Agreement, after any such demand for compensation by any Bank, the Borrower, upon at least three (3) Banking Days' prior written notice to such Bank through the Agent, may prepay the affected LIBOR Loans in full or convert all LIBOR Loans to Prime Rate Loans or Fed Funds Rate Loans regardless of the Interest Period of any thereof. Any such prepayment or conversion shall entitle the Banks to the prepayment compensation provided for in Section 3.3 hereof. Each Bank will notify the Borrower as promptly as practicable (with a copy thereof delivered to the Agent) of the existence of any event which will likely require the payment by the Borrower of any such additional amount under this Section.

         (b) IMPOSITION OF TAXES. In the event that by reason of any Law, regulation or requirement or in the interpretation thereof by an official authority, or the imposition of any requirement of any central bank whether or not having the force of Law, any Bank shall, with respect to this Agreement or any transaction under this Agreement, be subjected to any tax, levy, impost, charge, fee, duty, deduction or withholding of any kind whatsoever (other than any tax imposed upon the total net income of such Bank) and if any such measures or any other similar measure shall result in an increase in the cost to such Bank of making or maintaining any LIBOR Loan or in a reduction in the amount of principal, interest or


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                                Page 128 of 196
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commitment fee receivable by such Bank in respect thereof, then such Bank shall promptly notify the Borrower stating the reasons therefor. The Borrower shall thereafter pay to such Bank upon demand from time to time on Interest
Adjustment Dates with respect to such LIBOR Loans, as additional consideration hereunder, such additional amounts as will fully compensate such Bank for such increased cost or reduced amount. A certificate as to any such increased cost or reduced amount, setting forth the calculations therefor, shall be submitted by such Bank to the Borrower and shall, in the absence of manifest error, be conclusive and binding as to the amount thereof. Notwithstanding any other provision of this Agreement, after any such demand for compensation by any Bank, the Borrower, upon at least three (3) Banking Days prior written notice to such Bank through the Agent, may prepay the affected LIBOR Loans in full or convert all LIBOR Loans to Prime Rate Loans or Fed Funds Rate Loans regardless of the Interest Period of any thereof. Any such prepayment or conversion shall entitle the Banks to prepayment compensation provided for in Section 3.3 hereof.

         (c) EURODOLLAR DEPOSITS UNAVAILABLE OR INTEREST RATE UNASCERTAINABLE. In respect of any LIBOR Loans, in the event that the Agent or any Bank shall have determined that dollar deposits of the relevant amount for the relevant Interest Period for such LIBOR Loans are not available to the Reference Bank in the applicable Eurodollar market or that, by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining the LIBOR rate applicable to such Interest Period, as the case may be, the Agent or such Bank shall promptly give notice of such determination to the Borrower and (i) any notice of new LIBOR Loans (or conversion of existing loans to LIBOR Loans) previously given by the Borrower and not yet borrowed (or converted, as the case may be) shall be deemed a notice to make Prime Rate Loans, and (ii) the Borrower shall be obligated either to prepay or to convert any outstanding LIBOR Loans on the last day of the then current Interest Period or Periods with respect thereto. Any such prepayment or conversion shall entitle the Banks to prepayment compensation provided for in
Section 3.3 hereof.

         (d) OTHER INTEREST RATE UNATTAINABLE. In respect of any Fed Funds Rate Loans, in the event that the Agent or any Bank shall have determined that, by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining the Fed Funds Rate applicable to such Interest Period, the Agent or such Bank shall promptly give notice of such determination to the Borrower and (i) any notice of new Fed Funds Rate Loans (or conversion of existing Loans to Fed Funds Rate Loans) previously given by the Borrower and not yet borrowed (or converted, as the case may be) shall be deemed a notice to make Prime Rate Loans, and (ii) the Borrower shall be obligated either to prepay or to convert any outstanding Fed Funds Rate Loans on the last day of the then current Interest Period or Periods with respect thereto. Any such prepayment or conversion shall entitle the Banks to prepayment compensation provided for in Section 3.3 hereof.

         (e)     INDEMNITY.  Without prejudice to any other provisions of this
Article 3, the Borrower hereby agrees to indemnify each Bank against any loss or expense which such Bank may sustain or incur as a consequence of any default by the Borrower in payment when due of any amount due hereunder in respect of any LIBOR Loan or Fed Funds Rate Loan, including, but not limited to, any loss of profit, premium or penalty incurred by such Bank in



                                       33
respect of funds borrowed by it for the purpose of making or maintaining such LIBOR Loan or Fed Funds Rate Loan, as determined by such Bank in the exercise of its sole but reasonable discretion. A certificate as to any such loss or expense shall be promptly submitted by such Bank to the Borrower and shall, in the absence of manifest error, be conclusive and binding as to the amount thereof.

         (f) CHANGES IN LAW RENDERING LIBOR LOANS UNLAWFUL. If at any time any new Law, treaty or regulation, or any change in any existing Law, treaty or regulation, or any interpretation thereof by any governmental or other regulatory authority charged with the administration thereof, shall make it unlawful for any Bank to fund any LIBOR Loans which it is committed to make hereunder with moneys obtained in the Eurodollar market, the commitment of such Bank to fund LIBOR Loans shall, upon the happening of such event forthwith be suspended for the duration of such illegality, and such Bank shall by written notice to the Borrower and the Agent declare that its Commitment with respect to such Loans has been so suspended and, if and when such illegality ceases to exist, such suspension shall cease and such Bank shall similarly notify the Borrower and the Agent. If any such change shall make it unlawful for any Bank to continue in effect the funding in the applicable Eurodollar market of any LIBOR Loan previously made by it hereunder, such Bank shall, upon the happening of such event, notify the Borrower, the Agent and the other Banks thereof in writing stating the reasons therefor, and the Borrower shall, on the earlier of
(i) the last day of the then current Interest Period or (ii) if required by such Law, regulation or interpretation, on such date as shall be specified in such notice, either convert all LIBOR Loans to Prime Rate Loans or Fed Funds Rate Loans to the extent permissible under this Agreement or prepay all LIBOR Loans to the Banks in full. Any such prepayment or conversion shall entitle the Banks to prepayment compensation as provided in Section 3.3 hereof.

         (g) FUNDING. Each Bank may, but shall not be required to, make LIBOR Loans hereunder with funds obtained outside the United States.

         SECTION 3.8 CAPITAL ADEQUACY. If any Bank shall have determined, that, whether in effect at the date of this Agreement or hereafter in effect, any applicable Law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of Law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital allocated to the transactions contemplated by this Agreement (or the capital of its holding company) as a consequence of its obligations hereunder to a level below that which such Bank (or its holding company) could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies or the policies of its holding company with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its holding company) for such reduction. Each Bank will designate a different lending office



                                       34
if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. Within four (4) months following the date such certificate is furnished claiming compensation by any such Bank (the "Affected Bank"), the Borrower may replace the Affected Bank with a lending institution satisfactory to the Agent (the consent to which may not be unreasonably withheld by the Agent), upon such terms and conditions as are satisfactory to the Majority Banks. Failure on the part of any Bank to demand compensation for any reduction in return on capital with respect to any period shall not constitute a waiver of such Bank's rights to demand compensation for any reduction in return on capital in such period or in any other period. The protection of this Section 3.8 shall be available to each Bank regardless of any possible contention of the invalidity or inapplicability of the Law, regulation or other condition which shall have been imposed.

         SECTION 3.9      TAXES.

         (a) TAXES; WITHHOLDING. Any and all payments by the Borrower hereunder, under the Notes or the other Related Writings shall be made, in accordance with the provisions of Article 3, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the Laws of which such Bank is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Bank or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.9) such Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law. All such Taxes shall be paid by the Borrower prior to the date on which penalties attach thereto or interest accrues thereon; PROVIDED, HOWEVER, that, if any such penalties or interest become due, the Borrower shall make prompt payment thereof to the appropriate governmental authority. The Borrower shall indemnify each Bank for the full amount of such Taxes (including any Taxes on amounts payable under this Section 3.9) paid by the Bank and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. Any indemnification payment shall be made within thirty (30) days from the date the Bank makes written demand therefor.


         (b) STAMP TAXES. The Borrower agrees to pay, and will indemnify each Bank and the Agent for, any present or future stamp or documentary taxes or any other excise or



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                                Page 131 of 196
property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

         (c) OTHER TAXES. The Borrower will indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this section 3.10) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Any indemnification payment shall be made within thirty (30) days from the date such Bank or the Agent (as the case may be) makes written demand therefor.

         (d) REMOVAL OF BANK. Within four (4) months following the date the Agent or a Bank shall make a written demand for Taxes or Other Taxes pursuant to this Section 3.9, the Borrower may replace the Affected Bank with a lending institution satisfactory to the Agent (the consent to which may not be unreasonably withheld by the Agent), upon such terms and conditions as are satisfactory to the Majority Banks (exclusive of each Affected Bank and be computed without consideration of the Commitment of each such Affected Bank). Failure on the part of any Bank to demand compensation for any reduction in return on capital with respect to any period shall not constitute a waiver of such Bank's rights to demand compensation for any reduction in return on capital in such period or in any other period. The protection of this Section shall be available to each Bank regardless of any possible contention of the invalidity or inapplicability of the law, regulation or other condition which shall have been imposed.

         (e) REQUEST FOR REFUND. At the reasonable request of the Borrower, a Bank or the Agent shall apply at the Borrower's expense for a refund in respect of Taxes or Other Taxes previously paid by the Borrower pursuant to this Section 3.9 if in the opinion of such Bank or the Agent there is a reasonable basis for such refund. Notwithstanding the foregoing, none of the Banks or the Agent shall be obligated to pursue such refund if, in its sole good faith judgment, such action would be disadvantageous to it. If any Bank subsequently receives from a taxing authority a refund of any Tax previously paid by the Borrower and for which the Borrower has indemnified the Bank pursuant to this Section 3.9, such Bank shall within thirty (30) days after receipt of such refund, and to the extent permitted by applicable Law, pay to the Borrower the net amount of any such recovery after deducting taxes and expenses attributable thereto.

         (f) EXEMPTION CERTIFICATE. Not later than the Closing Date or, in the case of any bank or financial institution that becomes a Bank after the Closing Date, pursuant to Article 13, the date of the instrument of assignment pursuant to which such bank or financial institution became a Bank, and annually on each Anniversary Date thereafter or at such other times as the Agent or the Borrower may request, (i) each Bank organized under the Laws of a jurisdiction outside the United States shall provide the Agent and the Borrower with duly completed copies of Form 1001 or Form 4224 or any successor form prescribed by the Internal Revenue Service of the United States certifying that such Bank is exempt from United States withholding taxes with respect to all payments to be made to such Bank hereunder or other

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                                Page 132 of 196
document satisfactory to the Borrower and the Agent indicating that all payments to be made to such Bank hereunder are not subject to such taxes and
(ii) each other Bank shall provide the Agent and the Borrower with a written statement that it is not a non-resident alien or foreign corporation and which otherwise satisfies Treasury Regulation Section 1.1441-5(b) or any successor regulation under the Internal Revenue Code (each such certificate or statement, an "Exemption Certificate"). Unless the Agent and the Borrower have received an Exemption Certificate from such Bank, the Borrower, or the Agent if the Borrower has not withheld, may withhold taxes from such payments at the applicable statutory rate (subject, in the case of the Borrower to the requirements of Section 3.9(a)); PROVIDED, HOWEVER, that if the Borrower has withheld it shall so notify the Agent. If the Borrower is required to pay additional amounts to any Bank pursuant to this Section 3.9, such Bank shall use reasonable efforts to designate a different Lending Office if such designation will thereafter avoid the need for any additional payments under this Section 3.9 and will not, in the sole judgment of such Bank, be otherwise disadvantageous to such Bank. A Bank which ceases to be exempt from United States withholding taxes shall notify the Agent and the Borrower promptly thereof.

         (g) FURNISHING OF CERTIFICATE. Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Agent, at its address set forth on the signature page of the Agent to this Agreement or such other address as the Agent notifies the Banks, the original or a certified copy of a receipt evidencing payment thereof. The Borrower hereby represents and warrants to the Agent and each of the Banks that no Taxes are payable in respect of any payment made hereunder. If Taxes ever become payable in respect of any payment hereunder or under the Notes made during a Fiscal Quarter, thereafter the Borrower will furnish to the Agent, within (30) days after the end of such Fiscal Quarter, at such address, a certificate from the Borrower stating that any payments made during such Fiscal Quarter are exempt from or not subject to Taxes.

         (h) SURVIVAL OF PROVISION. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and liabilities of the Borrower contained in this Section 3.9 shall survive the payment in full of the outstanding Revolving Credit Loans, Facility Fees, Unused Commitment Fees, Acceptance Fees, Risk Participation Fees, interest and termination of the Commitments hereunder.

         SECTION 3.10     PRO RATA TREATMENT.  Except as required by Section
3.7 or Section 11.4(b) or as permitted under Section 3.9, each Revolving Credit Borrowing, each payment or prepayment of principal of any Revolving Credit Borrowing, each payment of interest on the Revolving Credit Loans, each payment of the Facility Fees, each payment of the Unused Commitment Fees, each payment of Risk Participation Fees, each payment of Acceptance Fees, each reduction of the Commitments, each Rate Conversion or Rate Continuation of Revolving Credit Loans comprising a Revolving Credit Borrowing shall be allocated among the Banks in accordance with each Bank's Ratable Portion of the Total Commitment Amount (or if the Commitments shall have expired or been terminated, in accordance with the respective principal amounts of each Bank's Revolving Credit Loans).





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                                Page 133 of 196

                                   ARTICLE 4
                                  ACCEPTANCES

         SECTION 4.1 AGREEMENT TO CREATE ACCEPTANCES. Subject to the terms and provisions of this Agreement, the Agent on behalf of the Banks agrees to extend credit in United States Dollars to the Borrower from time to time during the Commitment Period by creating Acceptances for the Borrower; PROVIDED, HOWEVER, that in no event shall (a) the aggregate Risk Participation Exposure exceed Sixty Million Dollars ($60,000,000) or (b) the aggregate principal amount of all Revolving Credit Loans PLUS the aggregate Risk Participation Exposure exceed the Total Commitment Amount.

         SECTION 4.2 ACCEPTANCE CRITERIA. The Borrower shall have the option, subject to the terms and conditions set forth herein, to request Acceptances hereunder (i) having a face amount not less than Two Million United States Dollars (U.S. $2,000,000) or additional increments of Five Hundred Thousand Dollars ($500,000) or any integral multiple thereof (or such lesser amount as may be acceptable to the Agent), payable in United States Dollars, drawn by the Borrower on the Agent in accordance with this Agreement, either to the order of the Borrower, in which case such draft shall be endorsed by the Borrower in blank, or to the order of the Agent, (ii) covering a specified shipment or shipments being purchased or sold by the Borrower, and (iii) maturing on a Banking Day not more than 180 days after the date of such draft and not more than 210 days after the date of such shipment or shipments, all as specified in the relevant Acceptance Request; PROVIDED, HOWEVER, that no Acceptance shall (a) have a tenor in excess of the period of time which is usual and reasonably necessary to finance transactions of similar character,
(b) be, together with all other financings relating to the shipment in which such Acceptance relates, in an aggregate face amount in excess of the c.i.f. value of such shipment, (c) be created more than thirty (30) days after or more than thirty (30) days before the date of the shipment to which such Acceptance relates, or (d) extend beyond the termination of the Commitment Period.

         SECTION 4.3 CONDITIONS TO ACCEPTANCES. The obligation of Agent to create each Acceptance hereunder is subject to the following conditions precedent: (i) such Acceptance shall comply with the provisions of Section 4.5 hereof and shall also comply with applicable regulations of the Board of Governors of the Federal Reserve System of the United States governing banker's acceptances and shall (if accepted and endorsed by a member bank of the Federal Reserve System or a bank authorized to create eligible acceptances) be eligible under such regulations for purchase or, if such Acceptance has a maturity at the time of discount of not more than ninety (90) days sight, exclusive of days of grace, for discount by the Federal Reserve Banks.

         SECTION 4.4 ACCEPTANCE OBLIGATIONS. The Borrower is obligated, and hereby unconditionally agrees, to pay the Agent the face amount of each Acceptance created by the Agent in accordance with the Acceptance Request sent pursuant to Section 4.5 hereof on the maturity date thereof, or on such earlier date as may be required pursuant to other provisions of this Agreement.




                                       38

         SECTION 4.5      ACCEPTANCE REQUEST.   The obligation of the Agent to
create Acceptances hereunder is conditioned, in the case of each Acceptance, upon receipt by the Agent not later than 12:00 noon (Cleveland, Ohio time) of each requested creation of an Acceptance by a request by the Borrower on the Banking Day which is the requested date of the Acceptance. Each such request (an "Acceptance Request") shall be transmitted by the Borrower to the Agent by telecopier or such other means as the Agent agrees to in writing, substantially in the form of Exhibit B-5, specifying therein the requested (A) date of the Acceptance, (B) number of days such Acceptance is to remain outstanding and the maturity date thereof and (C) containing the information and certifications contained in the Acceptance Request in the form of Exhibit B-8 attached hereto. The Borrower may make an Acceptance Request telephonically so long as written confirmation of such Acceptance Request is received by the Agent by 1:00 p.m. (Cleveland, Ohio time) on the day of such telephonic request. The Agent may rely on such telephonic request to the same extent that the Agent may rely on a written Acceptance Request. Each Acceptance Request, whether written or telephonic, shall be irrevocable and binding on the Borrower and subject to the indemnification provisions of Article 3. The Borrower shall bear all risks relating to the method of communicating an Acceptance Request elected by the Borrower. The Agent may shall give to each Bank prompt notice on the day received of each such Acceptance Request by telecopier.

         SECTION 4.6 DISCOUNT. The Agent agrees, on the terms and conditions of this Agreement, that on the date of the creation by it of each Acceptance in accordance with the terms of this Agreement the Agent will (i) discount such Acceptance at the Agent's then current discount rate for prime banker's acceptances of equal tenor and face amount and (ii) pay to the Borrower an amount equal to the difference between the proceeds of such discount and the Acceptance Commission payable to the Agent for distribution to the Banks in respect of such Acceptance under Section 3.4(f) hereof.

         SECTION 4.7 SUPPLY OF DRAFTS. To enable the Agent to create Acceptances in the manner specified herein, the Borrower shall supply the Agent immediately after the execution of this Agreement, and thereafter promptly upon request by the Agent, with a sufficient number of blank drafts conforming with the requirements of this Agreement and duly executed on behalf of the Borrower, which the Agent shall hold in safekeeping prior to use hereunder. The Agent shall indemnify the Borrower or any Bank for any loss the Borrower or any Bank may suffer resulting solely from the improper use of any of such blank drafts by any of Agent's officers, directors or employees and the creation of any acceptances other than those authorized by the Borrower pursuant to Section 4.5 hereof. The Agent is irrevocably authorized to complete such draft in the manner specified in the Acceptance Request. In case any authorized signatory of the Borrower whose signature shall appear on any draft shall cease to have such authority before the creation of an Acceptance with respect to such draft, the obligations of the Borrower hereunder and under such Acceptance shall nevertheless be valid for all purposes as if such authority had remained in force until such creation.





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                                Page 135 of 196

         SECTION 4.8 PAYMENTS AND COMPUTATIONS; OVERDUE PAYMENTS; CANCELLATION OF DRAFTS.

         (a) PAYMENTS. Unless otherwise provided herein, all payments of principal, interest, Acceptance Obligations, premiums, penalties, fees and other amounts which may become due hereunder, shall be made to the Agent in immediately available funds for the account of the Banks, and the Agent shall promptly distribute to each Bank in immediately available funds its ratable share of the amount of principal, interest, premiums, penalties, Acceptance Commissions, fees and other amounts which may become due hereunder, received by it for the account of such Bank in accordance with the provisions of Section 3.10.

         (b)     PAYMENTS NOT ON BANKING DAY.   Whenever any payment pertaining
to an Acceptance Obligation or Time Draft accepted by the Letter of Credit Bank to be made hereunder shall become due on a day other than a Banking Day, then such due date shall be the immediately succeeding Banking Day and the Borrower agrees to pay interest on such amount, in respect of each day during the period from the date such amount was originally due until the immediately succeeding Banking Day at a rate per annum equal to (i) the discount rate applicable to the Acceptance with respect to which such Acceptance Obligation was payable or
(ii) the Prime Rate from time to time in effect with respect to such Time Draft, as the case may be.

         (c) OVERDUE PAYMENTS. Without limiting the rights of the Agent or any Bank under this Agreement or under applicable Law, the Borrower agrees to pay interest, to the extent permitted by applicable Law, on any amount payable under any Acceptance which shall not have been paid when due, in respect of each day during the period from the date such amount became due until the same shall be paid in full, at a rate per annum which shall be two percent (2.0%) in excess of the Prime Rate from time to time in effect.

         (d) COMPUTATIONS. All computations of interest, the Acceptance Commission, and the applicable discount rate pertaining to Acceptances shall be made based on a year having 360 days and calculated for the actual number of days elapsed.

         SECTION 4.9 CANCELLATION OF DRAFTS. Upon payment by the Agent of an Acceptance, the Agent shall, if the face amount of the Acceptance has been received by the Agent from the Borrower, cancel the draft with respect to which payment of the Acceptance was made and forward such cancelled draft, or a photocopy thereof, to the Borrower.

         SECTION 4.10 ACCEPTANCE OF RISK PARTICIPATION. The Agent hereby agrees that it will sell simultaneously with the creation of each Acceptance, and each Bank hereby agrees that it will buy simultaneously with the creation of each such Acceptance (subject to the following sentence) an undivided pro rata participation in any payment which Agent makes for the account of the Borrower under any Acceptance for which payment Agent is not otherwise immediately reimbursed by the Borrower. The aggregate principal amount of all outstanding Revolving Credit Loans of such Bank PLUS such Bank's aggregate Risk Participation Exposure (after taking into effect such Bank's Ratable Portion of the risk participation created under this Section 4.10) shall not exceed such Bank's Commitment in effect from time to time. The sale


                                       40
of the risk participation by the Agent, and the purchase thereof by each Bank respectively, shall occur simultaneously with and shall be evidenced by each Acceptance.

         SECTION 4.11 REIMBURSEMENT OF AGENT. The Agent will notify each other Bank promptly if the Agent makes any payment under an Acceptance which is not immediately reimbursed by the Borrower. Upon demand by the Agent, each Bank shall pay to the Agent that Bank's Ratable Portion of each such payment made by the Agent. Each such payment shall for all purposes hereunder be deemed to be a Prime Rate Loan (it being understood that (i) each Bank's obligation to make such payment is absolute and unconditional and shall not be affected by any event or circumstance whatsoever, including the occurrence of any Default or Possible Default hereunder or the failure of any condition precedent set forth in Article 7 to be satisfied and (ii) each such payment shall be made without any offset, abatement, withholding or reduction whatsoever). In addition, upon demand by the Agent, each Bank will pay an amount equal to such Bank's pro rata share of all costs and expenses not reimbursed by the Borrower which have been incurred or made by the Agent as the result of, or in connection with, any action including, but not limited to, legal action which may be taken by Agent to obtain reimbursement for payments made by Agent under any Acceptance. The principal amount, fees, interest and premiums with respect to unpaid Acceptance Obligations deemed to be Prime Rate Loans pursuant to this
Section 4.11 shall be recorded on or in respect of the Revolving Credit Note by each Bank from time to time on any ledger or other record of each Bank and each Bank shall record such information by such other method as such Bank may generally employ in accordance with Section 3.1(c); PROVIDED, HOWEVER, that failure to make any such record shall in no way detract from the Borrower's obligations under such Bank's Revolving Credit Note. The aggregate unpaid Acceptance Obligations shown on the aforesaid records of such Bank shall be rebuttably presumptive evidence of the principal amount owing and unpaid on such Revolving Credit Note.

         SECTION 4.12 CONTINUANCE OF ACCEPTANCES. The Agent, the Banks, the Letter of Credit Bank and the Borrower agree that with respect to those certain banker's acceptances or time drafts identified on the Supplemental Schedule attached hereto which have been issued for the account of the Borrower by Society prior to the date of this Agreement (a) such banker's acceptances ("Pre-Closing Date Acceptances") shall be deemed to be Acceptances under this Agreement as of the date this Agreement is becomes effective pursuant to
Section 14.7, subject to the terms and conditions of this Agreement (except that the Borrower shall not be required by virtue of this Section 4.12 to pay any additional Acceptance Commission or discount fees for the deemed issuance of Pre-Closing Date Acceptances hereunder) and (ii) the Borrower shall have all obligations hereunder in respect of such Pre-Closing Date Acceptances and the Agent shall be deemed to be the issuer or acceptor thereof.

         SECTION 4.13 TERMINATION OF COMMITMENT; INDEMNIFICATION; LIMITATION OF LIABILITY.

         (a) TERMINATION OF COMMITMENT. In the event that (i) any restriction is imposed on the Agent (including, without limitation, any legal lending or acceptance limits imposed by the United States of America or any political subdivision thereof) which in the judgment of the



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                                Page 137 of 196

Agent after consultation with the Borrower would prevent the Agent from creating Acceptances or maintaining its commitment to create Acceptances or
(ii) there shall have occurred, at any time during the term of this Agreement
(a) any adverse change or a development involving a prospective adverse change affecting the condition of the Borrower which would materially impair the ability of the Borrower to meet its Acceptance Obligations, (b) any outbreak of hostilities or other national or international crisis or change in economic conditions if the effect of such outbreak, crisis or change would make the creation of Acceptances or the discount or sale thereof impracticable, (c) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which would materially and adversely affect the ability of the Borrower to perform its obligations under this Agreement, or (d) the taking of any action by any government or agency in respect of its monetary or fiscal affairs which would have a material adverse effect on the creation or marketing of banker's acceptances in the United States of America, then the Agent, in the case of the occurrence of any event described above, shall give written notice of the occurrence of such event to the Borrower and the Banks, whereupon the commitment of the Agent to create Acceptances shall terminate on the effective date of such notice. The Borrower shall forthwith pay to the Agent all Acceptance Obligations on the maturity date of the Acceptance to which each Acceptance Obligation relates.

         (b) SPECIAL INDEMNIFICATION FOR INELIGIBILITY. In the event that any Acceptance for any reason whatsoever is deemed by the Agent not to be eligible for discount under the Federal Reserve Act (12 USC 372), the Borrower agrees to indemnify Agent and each Bank on demand for any and all additional costs, expenses or damages incurred by Agent or any Bank, directly or indirectly arising out of such ineligibility, including, without limitation, any costs of maintaining reserves in respect to any such Acceptance and any costs or expenses arising in any manner from the illiquidity of the market for ineligible bankers' acceptances. A statement as to additional amounts owed to the Agent or any Bank, showing in detail the basis for the calculation thereof, submitted in good faith to the Borrower by the Agent or any such Bank, shall be final, conclusive and binding in the absence of manifest error.

         (c) LIMITATION OF LIABILITY. Neither the Agent nor any of its directors, officers or employees shall be liable to the Borrower, except for gross negligence or willful misconduct, for any action taken or omitted under or in connection with any Acceptance, any draft to which an Acceptance relates or any documents which in turn relate or pertain to any such draft. When dealing with any such Acceptance, draft or related documents, Agent shall be entitled to act and shall be fully protected, against any claim of loss by the Borrower (except as otherwise provided in this Article 4) occasioned by the lack, or claimed lack, of authenticity or authority of the issuance of any draft or any signature thereon, in acting upon any telegram, telex, teletype, bank wire, cable or radiogram or any writing, application, notice, report, statement, certificate, resolution, request, order, consent, letter or other instrument or communication reasonably believed by Agent to be genuine and correct and to have been signed or sent or made by an authorized person.





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                                Page 138 of 196

                                   ARTICLE 5
                               LETTERS OF CREDIT

         SECTION 5.1      STANDBY LETTERS OF CREDIT.

         (a) ISSUANCE. Subject to the terms and conditions set forth in this Agreement, upon written request from the Borrower, a copy of which is delivered to the Agent, the Letter of Credit Bank will issue, for the account of the Borrower or any Subsidiary of the Borrower, on or at any time after the date of this Agreement but prior to the earliest of (i) fifteen (15) days prior to the last day of the Commitment Period or (ii) the date on which the Banks' Commitments are terminated in full, whether pursuant to Section 3.2 or Article 11 hereof or otherwise, Standby Letters of Credit in such form as the Borrower and the Letter of Credit Bank may agree, but in no case having a final expiry date later than fifteen (15) Banking Days prior to last day of the Commitment Period, and in all cases in compliance with all applicable provisions of Law; PROVIDED, HOWEVER, that, in no event shall (x) the aggregate Risk Participation Exposure exceed Sixty Million Dollars ($60,000,000) or (y) the aggregate principal amount of all Revolving Credit Loans PLUS the aggregate Risk Participation Exposure exceed the Total Commitment Amount.


         (b) REIMBURSEMENT OBLIGATIONS. Each Standby Letter of Credit issued by the Letter of Credit Bank hereunder shall be issued pursuant to the Letter of Credit Bank's standard and customary form APPLICATION AND AGREEMENT FOR IRREVOCABLE STANDBY LETTER OF CREDIT then in use and shall identify: (i) the respective dates of issuance and expiry of such Standby Letter of Credit (which date of expiry shall not be greater than one (1) year after its issuance), (ii) the amount of such Standby Letter of Credit (which shall be a sum certain), (iii) the beneficiary and account party of such Standby Letter of Credit and (iv) the drafts and other documents (if any) necessary to be presented to the Letter of Credit Bank upon a drawing thereunder. To the extent that any of the terms of the above referenced APPLICATION AND AGREEMENT FOR COMMERCIAL LETTER OF CREDIT conflict with the terms of this Agreement, the terms of this Agreement shall control.

         (c) PAYMENT OF STANDBY LETTER OF CREDIT OBLIGATIONS. The Borrower hereby agrees to pay the Letter of Credit Bank, on demand, the amount of each drawing under any Standby Letter of Credit issued by the Letter of Credit Bank pursuant to this Section, plus interest from the date of such drawing until paid in full to the Letter of Credit Bank by the Borrower or pursuant to
Section 5.3(b) hereof, at an annual rate equal to the Prime Rate from time to time in effect.

         SECTION 5.2      COMMERCIAL LETTERS OF CREDIT.

         (a)     ISSUANCE OF COMMERCIAL LETTERS OF CREDIT; TIME DRAFTS.
Subject to the terms and conditions set forth in this Agreement, upon written request from the Borrower, a copy of which is delivered to the Agent, the Letter of Credit Bank will issue, for the account of the Borrower or any Subsidiary of the Borrower, on or at any time after the date of this Agreement but prior to the earliest of (a) fifteen (15) days prior to the last day of the Commitment Period, or (b) the date on which the Banks' Commitments are terminated in full, whether pursuant to Section 3.2 or Article 11 hereof or otherwise, Commercial Letters of Credit in such form as

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                                Page 139 of 196
the Borrower and the Letter of Credit Bank may agree, but in no case having a final expiry date later than fifteen (15) Banking Days prior to last day of the Commitment Period, and in all cases in compliance with all applicable provisions of Law; PROVIDED, HOWEVER, that, in no event shall (a) the aggregate Risk Participation Exposure exceed Sixty Million Dollars ($60,000,000) or (b) the aggregate principal amount of all Revolving Credit Loans PLUS the aggregate Risk Participation Exposure exceed the Total Commitment Amount.

         (b) REIMBURSEMENT OBLIGATIONS. Each Commercial Letter of Credit issued by the Letter of Credit Bank hereunder shall be issued pursuant to the Letter of Credit Bank's standard and customary form APPLICATION AND AGREEMENT FOR COMMERCIAL LETTER OF CREDIT then in use and shall identify: (i) the respective dates of issuance and expiry of such Commercial Letter of Credit and any related Time Draft (which date of expiry of such Letter of Credit or Time Draft shall not be greater than one hundred eighty (180) days after its issuance and shall not extend beyond fifteen (15) Banking Days prior to the last day of the Commitment Period), (ii) the amount of such Commercial Letter of Credit (which shall be a sum certain), (iii) the beneficiary and account party of such Commercial Letter of Credit, and (iv) the drafts and other documents (if any) necessary to be presented to the Letter of Credit Bank upon a drawing thereunder. To the extent that any of the terms of the above referenced APPLICATION AND AGREEMENT FOR COMMERCIAL LETTER OF CREDIT conflict with the terms of this Agreement, the terms of this Agreement shall control.

         (c) PAYMENT OF TIME DRAFT OBLIGATIONS. The Borrower hereby agrees to pay the Letter of Credit Bank on the date of payment of any Sight Draft presented to the Letter of Credit Bank under any Commercial Letter of Credit, or, subject to the conditions of Article 7 hereof, the Borrower may request that the Letter of Credit Bank issue a Time Draft accepted by the Letter of Credit Bank in the amount of such Sight Draft, plus interest from the date of such payment by the Letter of Credit Bank until paid in full to the Letter of Credit Bank, whether by the Borrower or pursuant to Section 5.3(b) hereof, at an annual rate equal to the Prime Rate from time to time in effect. The Borrower agrees to pay the amount of each such accepted Time Draft issued by the Letter of Credit Bank pursuant to this Section on the date on which such Time Draft is due, plus interest from the such date until paid in full to the Letter of Credit Bank, whether by the Borrower or pursuant to Section 5.3(b) hereof, at an annual rate equal to the Prime Rate from time to time in effect, together with any unpaid fees, commissions or discounts, if any, due with respect thereto.

         SECTION 5.3      LETTER OF CREDIT BANK RELATIONSHIP WITH BANKS.

         (a) RISK PARTICIPATION. The Letter of Credit Bank hereby agrees that it will sell simultaneously with the issuance of each Standby Letter of Credit and simultaneously with the acceptance by the Letter of Credit Bank of each Time Draft presented under Commercial Letters of Credit, and each other Bank hereby agrees that it will buy simultaneously with the issuance of each Standby Letter of Credit and the acceptance of each such Time Draft (subject to the following sentence) a participation in any payment which the Letter of Credit Bank makes for the account of the Borrower under any such Standby Letter of Credit or acceptance for which payment the Letter of Credit Bank is not otherwise immediately reimbursed by the



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                                Page 140 of 196

Borrower in an amount equal to such Bank's Ratable Portion. The aggregate principal amount of all outstanding Revolving Credit Loans of such Bank PLUS such Bank's aggregate Risk Participation Exposure (after taking into effect such Bank's Ratable Portion of the risk participation created under this
Section 5.3) shall not exceed such Bank's Commitment in effect from time to time. The sale of the risk participation by the Letter of Credit Bank and the purchase thereof by each Bank, respectively, shall occur simultaneously with and shall be evidenced by each Standby Letter of Credit or by each acceptance of a Time Draft by the Letter of Credit Bank under the Commercial Letters of Credit, as the case may be.

         (b) REIMBURSEMENT OF LETTER OF CREDIT BANK. The Letter of Credit Bank will notify the Agent, who will promptly notify each other Bank, if the Letter of Credit Bank makes any payment under any Standby Letter of Credit, a Commercial Letter of Credit, a Sight Draft which is not converted to a Time Draft or at maturity of an accepted Time Draft which is not immediately reimbursed by the Borrower. Upon demand by the Agent each such other Bank shall pay to the Agent that Bank's Ratable Portion of each such payment made by the Agent. Each such payment shall for all purposes hereunder be deemed to be an Prime Rate Loan (it being understood that (i) each Bank's obligation to make such payment is absolute and unconditional and shall not be affected by any event or circumstance whatsoever, including the occurrence of any Possible Default hereunder or the failure of any condition precedent set forth in
Article 7 to be satisfied and (ii) each such payment shall be made without any offset, abatement, withholding or reduction whatsoever). In addition, upon demand by the Letter of Credit Bank through the Agent, each other Bank will pay an amount equal to such Bank's pro rata share of all costs and expenses not reimbursed by the Borrower which have been incurred or made by the Letter of Credit Bank as the result of, or in connection with, any action including, but not limited to, legal action which may be taken by Agent to obtain reimbursement for payments made by Agent under any Commercial Letter of Credit, Standby Letter of Credit or Time Draft.

         (c) RIGHTS AND OBLIGATIONS OF LETTER OF CREDIT BANK. Neither the Letter of Credit Bank, nor any of its correspondents, shall be responsible, provided it has exercised reasonable care, as to any document presented under a Letter of Credit, or any renewal or extension thereof, which appears to be regular on its face and appears on its face to conform to the terms of the Letter of Credit and to make reasonable reference thereto, for the validity or sufficiency of any signature or endorsement, for delay in giving any notice or failure of any instrument to bear adequate reference to the Letter of Credit, or to any renewal or extension thereof, or failure of documents not clearly specified in the Letter of Credit to accompany any instrument at negotiation, or for failure of any person to note the amount of any draft on the reverse of the Letter of Credit or on any renewal or extension thereof. Any action, inaction or omission on the part of the Letter of Credit Bank or any of its correspondents, under or in connection with any Letter of Credit or any renewal or extension thereof or the related instruments or documents, if in good faith and in conformity with such Laws, regulations or customs as are applicable and the terms of this Section 5.3, shall be binding upon the Borrower and shall not place the Letter of Credit Bank or any of its correspondents under any liability to the Borrower, in the absence of negligence by the Letter of Credit Bank or its correspondents. The Letter of Credit Bank's rights, powers, privileges and immunities specified in or arising under



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                                Page 141 of 196
this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of Law or contract.

         (d) EFFECT OF APPLICABLE LAW OR CUSTOM. All Letters of Credit issued hereunder will, except to the extent otherwise expressly provided, be governed by the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any subsequent revisions thereof.

         (e)     TERMINATION OF LETTER OF CREDIT COMMITMENT.  In the event that
(i) any restriction is imposed on the Letter of Credit Bank (including, without limitation, any legal lending or acceptance limits imposed by the United States of America or any political subdivision thereof) which in the judgment of the Letter of Credit Bank after consultation with the Borrower would prevent the Letter of Credit Bank from issuing Letters of Credit or maintaining its commitment to issue Letters of Credit or (ii) there shall have occurred, at any time during the term of this Agreement (a) any adverse change or a development involving a prospective adverse change affecting the condition of the Borrower which would materially impair the ability of the Borrower to meet its obligations under this Article 5, (b) any outbreak of hostilities or other national or international crisis or change in economic conditions if the effect of such outbreak, crisis or change would make the creation of Letters of Credit, Time Drafts or the discount or sale thereof impracticable, (c) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which would materially and adversely affect the ability of the Borrower to perform its obligations under this Agreement, or (d) the taking of any action by any government or agency in respect of its monetary or fiscal affairs which would have a material adverse effect on the creation or marketing of Time Drafts in the United States of America, then the Letter of Credit Bank, through the Agent, in the case of the occurrence of any event described above, shall give written notice of the occurrence of such event to the Borrower and the Banks, whereupon the commitment of the Letter of Credit Bank to issue Letters of Credit shall terminate on the effective date of such notice. The Borrower shall forthwith pay to the Letter of Credit Bank all obligations in respect of Letters of Credit or Time Drafts on the maturity date of such Time Draft or date of drawing of such Letter of Credit.

         SECTION 5.4 CONTINUING LETTERS OF CREDIT. The Agent, the Banks, the Letter of Credit Bank and the Borrower agree that with respect to those certain letters of credit or time drafts identified on the Supplemental Schedule attached hereto which have been issued for the account of the Borrower by Society prior to the date of this Agreement (a) such letters of credit or time drafts shall be deemed to be Letters of Credit or Time Drafts under this Agreement as of the date this Agreement becomes effective pursuant to Section 14.7, subject to the terms and conditions of this Agreement (except that the Borrower shall not be required by virtue of this Section 5.4 to pay any additional fees for the deemed issuance of such Letters of Credit or Time Drafts hereunder) and (ii) the Borrower shall have all obligations hereunder in respect of such Letters of Credit and the Letter of Credit Bank shall be deemed to be the issuer or acceptor thereof, as the case may be. The Letter of Credit Bank shall pay the Risk Participation Fees in respect of such Letters of Credit in accordance with Section 3.4(d).




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         SECTION 5.5      BORROWER'S GUARANTY OF SUBSIDIARY LETTER OF CREDIT
OBLIGATIONS.

         (a) GUARANTY. The Borrower hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations any Subsidiary may now or hereafter owe to the Letter of Credit Bank in respect of any Letter of Credit for the account of such Subsidiary, Time Draft drawn by such Subsidiary or in respect of any Reimbursement Agreement entered into by such Subsidiary (all such obligations of the Borrower being referred to herein as the "Guaranteed Letter of Credit Obligations").

         (b) GUARANTY ABSOLUTE. The Borrower guarantees that the Guaranteed Letter of Credit Obligations will be paid strictly in accordance with the terms of the Letter of Credit, Time Draft or Reimbursement Agreement, regardless of any Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Letter of Credit Bank, the Agent or the Banks with respect thereto. The liability of the Borrower under this Section 5.5 shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of such Letter of Credit, Time Draft or Reimbursement Agreement or other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Letter of Credit Obligations, or any other amendment or waiver of or any consent to departure from any such Letter of Credit, Time Draft or Reimbursement Agreement or any other agreement or instrument relating thereto; (iii) any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Letter of Credit Obligations; (iv) the Letter of Credit Bank's, the Agent's or any Bank's election in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 ET SEQ.) (the "Bankruptcy Code"), or the application of Section 1111(b)(2) of the Bankruptcy Code; (v) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code; or (vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Subsidiary (other than discharge by reason of payment in full by a Subsidiary) or any guarantor.

         (c) REINSTATEMENT. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Letter of Credit Obligations is rescinded or must otherwise be returned by the Letter of Credit Bank, the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         (d) WAIVER. The Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Letter of Credit Obligations and this Section 5.5 and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

         (e) SUBROGATION. The Borrower shall have no right of subrogation, reimbursement or contribution and hereby waives any right to enforce any remedy which the Letter of Credit Bank, the Agent or any of the Banks now has or may hereafter have against any Subsidiary, any endorser or any other guarantor, of all or any part of the Guaranteed Letter of Credit


                                       47

Obligations, and the Borrower hereby waives any benefit of, and any right to participate in, any security or collateral given to the Letter of Credit Bank, the Agent or any Bank to secure payment of the Guaranteed Letter of Credit Obligations or any other liability of any Subsidiary to the Letter of Credit Agreement, the Agent or the Banks. The Borrower also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of the Guaranty under this Section 5.5. The Borrower further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to any Subsidiary or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Guaranteed Letter of Credit Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Guaranteed Letter of Credit Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or other collateral given to the Letter of Credit Bank, the Agent or the Banks to secure payment of the Guaranteed Letter of Credit Obligations.

         (f) CONTINUING GUARANTY. This Section 5.5 is a continuing guaranty and shall remain in full force and effect until the Guaranteed Letter of Credit Obligations are paid in full and the Banks' Commitments are terminated, and shall continue in effect thereafter until the Guaranty under this Section 5.5 is revoked prospectively as to future transactions by written notice to that effect actually received by the Letter of Credit Bank, the Agent (but such notice shall not be effective as to any Guaranteed Letter of Credit Obligations or the Revolving Credit Commitment outstanding at that time, any additional interest, premiums or fees to become payable with respect thereto or any renewals, extensions, or refinancings of the same).

                                   ARTICLE 6
                               OPENING COVENANTS

                 Prior to or concurrently with the execution and delivery of this Agreement, the Borrower shall furnish to Agent originals or copies for delivery to each Bank and the Letter of Credit Bank the following:

         SECTION 6.1 REVOLVING CREDIT NOTES. Revolving Credit Notes, in favor of each of the Banks, in the principal amount of such Bank's Commitment, each duly executed by the Borrower.

         SECTION 6.2 GUARANTY OF PAYMENT. A Guaranty of Payment of all Debt incurred by the Borrower to the Banks pursuant to this Agreement, in the form of Exhibit D hereto, executed and delivered to the Banks by FCA Financial, Inc., Fabri-Centers of South Dakota, Inc., Fabri-Centers of California, Inc. and FCA of Ohio.

         SECTION 6.3 BORROWER CERTIFICATE. A certificate executed by an authorized officer of the Borrower and a secretary or assistant secretary of the Borrower certifying (a) the resolutions of the Board of Directors of the Borrower authorizing the execution, performance and delivery of (i) this Agreement, the Notes and all other Related Writings and (ii) the


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                                Page 144 of 196

Purchase Agreement, (b) the names and signatures of the officers of the Borrower executing or attesting to such documents or the Acceptances, (c) as true, correct and in full force and effect without amendment or revocation on the Closing Date the Articles of Incorporation and Regulations of the Borrower and (d) the absence of any Default or Possible Default.

         SECTION 6.4 SUBSIDIARY CERTIFICATES. A certificate executed by an authorized officer of each Subsidiary and a secretary or assistant secretary of such Subsidiary certifying (a) the resolutions of the Board of Directors of the such Subsidiary authorizing the execution, performance and delivery of (i) the Guaranty of Payment and all other Related Writings to which it is a party and (ii) in the case of FCA of Ohio, the Purchase Agreement, (b) the names and signatures of the officers of such Subsidiary executing or attesting to the Guaranty of Payment (and in the case of FCA of Ohio, the Purchase Agreement),
(c) as true, correct and in full force and effect without amendment or revocation as of the Closing Date the Certificate of Incorporation or Articles of Incorporation, as the case may be, and By-Laws or Regulations, as the case may be, of such Subsidiary.

         SECTION 6.5 LEGAL OPINION. A favorable opinion of counsel for the Borrower substantially in the form of Exhibit E hereto.

         SECTION 6.6 UNAUDITED AND PRO FORMA FINANCIAL STATEMENTS. Unaudited consolidated financial statements of the Borrower and its Subsidiaries as of July 30, 1994, and a PRO FORMA balance sheet, dated as of July 30, 1994 (adjusted to reflect the consummation of the Acquisition), in form and substance reasonably satisfactory to the Agent.

         SECTION 6.7 CERTIFIED ORGANIZATIONAL DOCUMENTS; GOOD STANDING CERTIFICATES. The Articles of Incorporation or Certificate of Incorporation of each of the Borrower and FCA of Ohio, certified by the office of the Secretary of State or other similar official of the state of incorporation of such entities. Certificates of standing for each of the Borrower and FCA of Ohio, certified by the office of the Secretary of State or other similar official of the state of incorporation of such entities.

         SECTION 6.8 PAYOFF LETTER. Evidence that (a) upon the payment of the Indebtedness owed by the Borrower pursuant to that certain Credit Agreement, dated as of July 21, 1992, the banks in respect of such credit agreement will have terminated such credit agreement the Borrower and its subsidiaries shall have no further obligations thereunder or in connection with any guaranty or other document executed and delivered in connection therewith and (b) the simultaneous payment of the Indebtedness under such credit agreement on the Closing Date.

         SECTION 6.9 FEE LETTERS. The Agent's Fee Letter, executed and delivered by the Borrower in favor of the Agent and the Letter of Credit Bank Fee Letter, executed and delivered by the Borrower in favor of the Letter of Credit Bank.





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                                Page 145 of 196
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         SECTION 6.10     CREDIT REQUEST AND DISBURSEMENT DIRECTION LETTER.  A
Notice of Borrowing and a letter from the Borrower directing the Agent to disburse the proceeds of the initial Revolving Credit Borrowing.

         SECTION 6.11     PAYMENT OF CLOSING FEES; AGENT'S LEGAL FEES.
Evidence of payment (or disbursement direction directing such payment delivered pursuant to Section 6.10 hereof) (i) to the Agent for disbursement to each of the Banks, the closing fee of such Bank as set forth on Annex B, (ii) to the Agent for its own account, the fees referred to in the Agent's Fee Letters and
(iii) to the Agent for its own account, the legal fees and expenses of the Agent.

                                   ARTICLE 7
                        CONDITIONS TO ALL CREDIT EVENTS

         On the date of each Credit Event, such Credit Event shall constitute a representation and warranty by the Borrower that the following are and will be true as of such date:

         SECTION 7.1 REPRESENTATION BRINGDOWN. The representations and warranties contained in Article 9 (other than the representation in the last sentence of Section 9.5 in the case of any Credit Event involving only a Rate Continuation or a Rate Conversion) are true and correct in all respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

         SECTION 7.2 COMPLIANCE WITH AGREEMENT. The Borrower and each of its Subsidiaries shall be in compliance with all other terms and provisions of set forth herein and in each other Related Writing on its part to be observed or performed, and at the time of and immediately after such Credit Event, no Possible Default shall have occurred and be continuing; and

         SECTION 7.3 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed in the Form 10-Q Report filed by the Borrower with the SEC for the Fiscal Quarter ending July 30, 1994, there has been no event since January 29, 1994 which would or might reasonably be expected to have a Material Adverse Effect; PROVIDED, HOWEVER, that, the failure of this representation under this
Section 7.3 shall not prevent the occurrence of a Rate Continuation or a Rate Conversion subject to the provisions of Section 3.1(h) and, with respect to such Credit Event, will not constitute a breach of a representation under this Agreement.





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                                Page 146 of 196
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                                   ARTICLE 8
                                   COVENANTS

         So long as any of the Obligations remain unpaid and outstanding, or any Bank shall have any Commitments outstanding, or any Revolving Credit Loans shall remain unpaid, the Borrower agrees to perform and observe and to cause each Subsidiary to perform and observe, all of the following provisions:

         SECTION 8.1      FINANCIAL STATEMENTS.

         (a) QUARTERLY FINANCIAL STATEMENTS. The Borrower will furnish to each Bank promptly and in any case within sixty (60) days after the end of each of the first three (3) Fiscal Quarters of each of its Fiscal Years, unaudited consolidated balance sheets of the Borrower and its Subsidiaries as at the end of that period and the unaudited consolidated statements of income and reconciliations of consolidated cash flows for that period (either by delivery of the Borrower's Form 10-Q Quarterly Report for such period or by separate delivery of such financial statements), all prepared on a consolidated basis and in accordance with generally accepted accounting principles (except for certain information and footnotes normally including in financial statements prepared in accordance with generally accepted accounting principles which are condensed or omitted pursuant to the rules and regulations of the SEC which condensation or omissions do not, in the view of the Borrower, make the information in such financial statements inadequate or misleading) and otherwise in form and detail satisfactory to each Bank and certified by a financial officer of the Borrower.

         (b) ANNUAL FINANCIAL STATEMENTS. The Borrower will furnish to each Bank promptly and in any case within one hundred twenty (120) days after the end of each of its Fiscal Years, a complete annual audit report of the Borrower and its Subsidiaries for that year (either by delivery of the Borrower's Form 10-K Annual Report for such period or by separate delivery of such financial statements), all prepared on a consolidated basis and in accordance with generally accepted accounting principles except as disclosed therein, and in form and detail satisfactory to each Bank and certified by an independent public accountant satisfactory to such Bank, together with a certificate by the accountant setting forth any Possible Defaults coming to its attention during the course of its audit or, if none, a statement to that effect, and

         (c) OFFICER'S CERTIFICATES. The Borrower will furnish to each Bank promptly upon each Bank's written request, such other information about the financial condition, properties and operations of the Borrower and its Subsidiaries as such Bank may from time to time reasonably request, which information shall be submitted in form and detail satisfactory to such Bank and certified by a financial officer of the Borrower or the Subsidiary in question and the Borrower will in any event furnish to each Bank the following:

              (i) concurrently with the financial statements delivered in connection with clause (a) and (b) above, a certificate of a responsible financial officer of the Borrower, certifying that (A) to his knowledge and belief, those financial statements fairly present in all material respects the financial condition and results of operations of the Borrower



                                       51
         and its Subsidiaries subject (in the case of interim financial statements) to routine year-end audit adjustments) and (B) no Possible Default then exists or if any does, a brief description thereof and of the Borrower's intentions in respect thereof and

             (ii) within sixty (60) days after the end of any Fiscal Quarter and within one hundred twenty days (120) after the end of any Fiscal Year, a certificate of a responsible financial officer of the Borrower, in the form of Exhibit F hereto, setting forth the calculations necessary to determine whether or not the Borrower and its Subsidiaries are in compliance with the general financial standards set forth in Sections 8.17, 8.18, 8.19, 8.20, 8.21, 8.22,
         8.23 and 8.24,

         (d) PUBLICLY FILED INFORMATION. The Borrower will furnish to each Bank promptly when filed (in final form) or sent, a copy of

              (i) each registration statement (other than on Form S-8), Form 10-K annual report, Form 10-Q quarterly report, Form 8-K current report or similar document filed by the Borrower with the SEC (or any similar federal agency having regulatory jurisdiction over the Borrower's securities) and

             (ii) each proxy statement, annual report or other document sent by the Borrower to its stockholders or other security holders generally (or any trustee for transmission to any such holders under any indenture which secures any of its securities or pursuant to which such securities are issued).

         SECTION 8.2      NOTICES.

         (a) NOTICE OF DEFAULT; MISREPRESENTATION. The Borrower shall give each Bank (i) prompt written notice as soon as possible, and in any event within five (5) Banking Days, after any responsible financial officer of the Borrower or any Subsidiary (A) knows of the occurrence of any Possible Default or of any development which in such officer's reasonable belief would or might reasonably be expected to result in a Material Adverse Effect or (B) reasonably believes that any representation or warranty made in this Agreement or any Related Writing shall for any reasons have ceased in any material respect to be true and complete and (ii) a statement on behalf of the Borrower executed by any responsible financial officer of the Borrower or such Subsidiary setting forth the details of such Possible Default or such development and the action that the Borrower has taken or proposes to take with respect thereto.

         (b) NOTICE OF DEFAULT UNDER ERISA. If the Borrower shall receive written notice from any ERISA Regulator or otherwise have actual knowledge that a Default under ERISA exists with respect to any Plan, the Borrower shall notify each Bank of the occurrence of such Default under ERISA, within five (5) days after receiving such notice or obtaining such knowledge and shall: (i) so long as the Default under ERISA has not been corrected to the satisfaction of, or waived in writing by the party giving notice, the Borrower shall thereafter treat as a current liability (if not otherwise so treated) all liability of the Borrower or its Subsidiary that would arise by reason of the termination of or withdrawal from such Plan if such plan was then terminated, and (ii) within forty-five (45) days of the receipt of such notice


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                                Page 148 of 196
or obtaining such knowledge, furnish to each Bank a PRO FORMA consolidated balance sheet of the Borrower as at the end of the immediately preceding Fiscal Quarter adjusted to reflect the amount of the current liability referred to above certified by the chief financial officer of the Borrower.

         (c) NOTICE OF LITIGATION. The Borrower shall give each Bank prompt, and in any event within five (5) Banking Days of the date the Borrower or any of its Subsidiaries becomes aware of, notice of (i) any suit at Law or in equity filed or threatened to be filed against the Borrower or any of its Subsidiaries involving money or property valued in excess of Five Million Dollars ($5,000,000), except where the same is fully covered by insurance (subject to normal deductibles) and the insurer has accepted liability therefor, and (ii) any litigation, investigation or proceeding before or by any administrative or governmental agency, department, bureau, commission or board the effect of which would or might reasonably be expected to have a Material Adverse Effect on the manner in which the Borrower and its Subsidiaries currently conducts their businesses.

         (d) ENVIRONMENTAL REPORTING. The Borrower shall give each Bank prompt, and in any event within ten (10) days of the date the Borrower or any of its Subsidiaries receives or transmits, as the case may be, copies of all material communications with any government or governmental agency relating to Environmental Laws.

         SECTION 8.3 INSURANCE. The Borrower shall, and shall cause each of its Subsidiaries to, (a) keep itself and all of its insurable properties insured at all times to such extent, by such insurers, and against such hazards and liabilities as is generally and prudently done by like businesses, it being understood that all such insurance coverage at the date of this Agreement meets the standards contemplated by this Section 8.3, (b) give each Bank prompt written notice of each material change in insurance coverage and the details of the change and (c) promptly upon any Bank's written request, furnish to such Bank such information about any such insurance as such Bank may from time to time reasonably request, which information shall be prepared in form and detail satisfactory to such Bank and certified by an officer of the Borrower or the applicable Subsidiary.

         SECTION 8.4 MONEY OBLIGATIONS. The Borrower shall pay, and shall cause each of its Subsidiaries to pay, in full (a) prior in each case to the date when penalties would attach, all taxes, assessments and governmental charges and levies (except only those so long as and to the extent that the same shall be contested in good faith by appropriate and timely proceedings) for which the Borrower or its Subsidiaries may be or become liable or to which any or all of the properties of the Borrower or its Subsidiaries may be or become subject, and (b) all of its other obligations calling for the payment of money (except only those so long as and to the extent that the same shall be contested in good faith) before such payment becomes overdue.

         SECTION 8.5 RECORDS. The Borrower shall, and shall cause each of its Subsidiaries to, (a) at all times maintain true and complete records and books of account and, without limiting the generality of the foregoing, maintain appropriate reserves for possible losses and liabilities, all in accordance with generally accepted accounting principles and (b) at


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                                Page 149 of 196
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all reasonable times permit each Bank to examine its books and records and to make excerpts therefrom and transcripts thereof.

         SECTION 8.6 FRANCHISES. The Borrower shall preserve and maintain, and shall cause each of its Subsidiaries to preserve and maintain, at all times its corporate existence, rights and franchises; PROVIDED, HOWEVER, that this Section 8.6 shall not prevent any merger or consolidation permitted by Section 8.9 hereof.

         SECTION 8.7 ERISA COMPLIANCE. The Borrower shall not incur, and shall not permit any of its Subsidiaries to incur, any material accumulated funding deficiency within the meaning of the ERISA and the regulations thereunder, or any material liability to the Pension Benefit Guaranty Corporation, established thereunder in connection with any Plan. The Borrower shall furnish, and shall cause each of its Subsidiaries to furnish to the Banks
(i) simultaneously with a filing with the Pension Benefit Guaranty Corporation of a notice regarding any Reportable Event and in any event within thirty (30) days after the Borrower or any Subsidiary knows or has reason to know that any Reportable Event with respect to any Plan has occurred, a statement of any responsible financial officer of the Borrower or such Subsidiary setting forth details as to such Reportable Event and the action which the Borrower or such Subsidiary proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the Pension Benefit Guaranty Corporation if a copy of such notice is available to the Borrower or such Subsidiary, (ii) promptly after the filing thereof with the Internal Revenue Service, copies of each annual report with respect to each Plan established or maintained by the Borrower or any Subsidiary for each plan year, including (x) where required by Law, a statement of assets and liabilities of such Plan as of the end of such plan year and statements of changes in fund balance and in financial position, or a statement of changes in net assets available for plan benefits, for such plan year, certified by an independent public accountants of recognized standing satisfactory to the Majority Banks and (y) an actuarial statement of such Plan applicable to such plan year, certified by an enrolled actuary of recognized standing satisfactory to the Majority Banks, and (iii) promptly after receipt thereof a copy of any notice the Borrower or any Subsidiary or any member of the Controlled Group may receive from the Pension Benefit Guaranty Corporation or the Internal Revenue Service with respect to any Plan administered by the Borrower or any Subsidiary; PROVIDED, HOWEVER, that this latter clause shall not apply to notices of general application promulgated by the Pension Benefit Guaranty Corporation or the Internal Revenue Service. The Borrower shall notify, and shall cause each of its Subsidiaries to notify, the Banks promptly of any taxes assessed, proposed to be assessed or which the Borrower or any Subsidiary has reason to believe may be assessed against the Borrower or any Subsidiary by the Internal Revenue Service with respect to any Plan and any filing which relates to the withdrawal by the Borrower or any Subsidiary from a Multi-Employer Plan. As used in this subsection "material" means the measure of a matter of significance which shall be determined as being an amount equal to five per cent (5%) of the Borrower's Consolidated Tangible Net Worth.

         SECTION 8.8 INVESTMENTS. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) create any Subsidiary, except with the prior written consent of the Banks (which consent shall not be unreasonably withheld; except that any Bank may withhold its



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                                Page 150 of 196
consent at such Bank's sole discretion if such Subsidiary shall not immediately thereafter become a Guarantor of Payment), (b) make or hold any investment in any common stocks, bonds or securities of any kind, (c) be or become a party to any joint venture or other partnership, (d) make or keep outstanding any advance or loan or (e) be or become a Guarantor of any kind; PROVIDED, HOWEVER, that this Section 8.8 shall not apply to any of the following permitted exceptions (the "Permitted Exceptions"): (i) any endorsement of a check or other medium of payment for deposit or collection through normal banking channels or any similar transaction in the normal course of business, (ii) any investment in direct obligations of the United States of America or other U.S. Government backed investments such as, but not limited to, Government National Mortgage Association paper, (iii) any advance or loan to an officer or employee of the Borrower or any Subsidiary or any corporation wholly-owned by such officer(s) or employee(s), so long as all such advances and loans aggregate not more than the maximum principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) at any one time outstanding, (iv) any investment in commercial paper which at the time of such investment is assigned the rating of A-1 or P-1 in accordance with the rating systems employed by either Moody's Investor Service, Inc. or Standard & Poor's Corporation, (v) any advance or loan or capital contribution made to the Borrower or any of the Subsidiaries,
(vi) any guaranty securing only an indemnity, performance or similar bond incurred in the normal course of business for the purpose of securing a release, stay, or discharge in the course of any legal proceeding to which the Borrower or any Subsidiary is a party or for any other purpose required by Law or governmental regulation as a condition to the doing of business or the exercise of any license or privilege by the Borrower or any Subsidiary, (vii) any certificate of deposit, money market certificate or short-term investment fund issued or offered by a member bank of the Federal Reserve System having equity capital in excess of one Hundred Million Dollars ($100,000,000), (viii) any bankers' acceptance of a member bank of the Federal Reserve System having equity capital in excess of One Hundred Million Dollars ($100,000,000), (ix) any investment in debt obligations issued by a state or municipal entity with a final maturity of one year or less after the date of purchase and rated SP-1 or AA by Standard & Poor's Corporation or MIG-1 or Aa by Moody's Investors Service, Inc., (x) any certificates of deposit of, or time deposits with, commercial banks organized and existing under the Laws of any country, or a political subdivision of any such country, in each case payable solely at offices of such banks having equity capital in excess of One Hundred Million Dollars ($100,000,000) and located outside of the United States of America and in each case maturing within 360 days after the date of purchase or deposit,
(xi) any investment in a business enterprise engaged in the same or similar business(es) as the Borrower or the Subsidiary in question, PROVIDED, that the Borrower or such Subsidiary acquire at least a majority of the voting stock of such business enterprise and FURTHER PROVIDED that the aggregate amount of such investments in any Fiscal Year of the Borrower shall not exceed an amount equal to twenty per cent (20%) of the Borrower's Consolidated Tangible Net Worth at such time, (xii) any financing provided by the Borrower to a purchaser of a portion of the business of the Borrower or any Subsidiary pursuant to any sale thereof which is permitted pursuant to clause (vii), (viii) and (ix) of Section 8.9, (xiii) any investment in investment grade tax exempt securities or obligations purchased under repurchase agreements, (xiv) investments in limited partnership interests designed to offer tax credit incentive for the development of affordable housing, of as much as Five Million Dollars ($5,000,000) in the aggregate, (xv) any investment in commercial paper which at the time of such investment is assigned the rating of A-2 or P-2


                                       55
in accordance with the rating systems employed by either Moody's Investors Service, Inc. or Standard & Poor's Corporation so long as the remaining maturity of such commercial paper does not exceed seven (7) days, (xvi) any investment in short-term investment funds offered by brokerage companies (which funds and companies are regulated by the SEC and the Securities Investment Protection Corporation), the value of which is based at $1 per share and is not predicated on a net asset value (NAV), (xvii) any investment in or the creation of any partnership among two or more wholly-owned Subsidiaries of the Borrower, (xviii) any investment in that certain long-term promissory note due 2003 bearing interest at a rate of five and one-half percent (5-1/2%) and relating to the sale of the former headquarters of the Borrower located in Beachwood, Ohio or (xix) any investment comprised of a Guaranty by the Borrower of any Subsidiary's obligations under a real property lease. In addition to the foregoing Permitted Exceptions, the Borrower or any Subsidiary may make isolated investments in any business enterprise, PROVIDED, that the aggregate amount of such investments by all of the Borrower and its Subsidiaries does not exceed the lesser of (y) five per cent (5%) of the Borrower's Consolidated Tangible Net Worth at the end of the previous fiscal year of the Borrower, or
(z) Ten Million Dollars ($10,000,000) in the aggregate.

         SECTION 8.9 ACQUISITIONS, BULK TRANSFERS. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) be a party to any consolidation, control share acquisition, majority share acquisition or other business combination or merger or (b) purchase all or a substantial part of the outstanding securities or assets of any corporation or other business enterprise, or (c) lease, sell or otherwise transfer any assets (other than such chattels, if any, as may have become obsolete or no longer useful in the continuance of its present business) except in the normal course of its present business; PROVIDED, HOWEVER, that, if no Possible Default shall then exist or immediately thereafter will begin to exist, this Section 8.9 shall not apply to
(i) any merger of the Borrower or any Subsidiary with the Borrower or any other Subsidiary subject, however, to the condition that, if the Borrower is a party, the Borrower shall be the surviving corporation, or (ii) any consolidation of one Subsidiary with another Subsidiary, or (iii) any transfer of assets from the Borrower to any Subsidiary or any Subsidiary to the Borrower or any other Subsidiary, or (iv) any merger of the Borrower with any other entity so long as the Borrower is the surviving corporation, or (v) any purchase of all or a substantial part of the stock or assets of any corporation or other business enterprise engaged in the same or similar businesses of the Borrower or the Subsidiary in question (other than the Acquisition), PROVIDED, that the purchase price for such stock or assets (consisting of cash, promissory notes, other deferred payments and assumed liabilities, if any) in the aggregate does not exceed, in any twelve-month period, an amount equal to twenty per cent (20%) of the Borrower's Consolidated Tangible Net Worth at such time, prior to such purchase or (vi) any merger of the Borrower or any Subsidiary with, or any purchase or other acquisition of all or a substantial part of the stock or assets of, any corporation or other business enterprise engaged in the same or similar businesses of the Borrower; PROVIDED, (1) the acquisition price is paid in common stock or other equity securities of the Borrower (other than any cash payments to dissenting shareholders in a merger), (2) the financial covenants set forth herein in Sections 8.20, 8.22 and 8.23, shall have been met on a pro forma, consolidated basis, as of the end of the preceding Fiscal Quarter of the Borrower, and (3), in the event of a merger, the Borrower or such Subsidiary is the surviving corporation; or (vii) any sale, negotiated in good



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                                Page 152 of 196
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faith, of a portion of the business of the Borrower or any Subsidiary but only if the assets associated with such sale do not exceed ten per cent (10%) of the Borrower's Consolidated Assets as of the Borrower's immediately preceding fiscal year-end in any twelve-month period; or (viii) the mortgage or sale or sale/leaseback of the Borrower's corporate headquarters and warehouse facility site in Hudson, Ohio; or (ix) the sale or mortgage of all or any portion of the real estate owned by Borrower and/or any Subsidiary which is adjacent or contiguous to the Borrower's corporate headquarters and warehouse facility site in Hudson, Ohio; or (x) the Acquisition; PROVIDED, HOWEVER, that, the Acquisition is consummated in material compliance with the terms of the Purchase Agreement, or (xi) the sale or sale/leaseback of the store located in Odessa, Texas and/or the store located in Cutler Ridge, Florida; PROVIDED, HOWEVER, that any sale or sale/leaseback of substantial assets on a cumulative basis as is otherwise permitted under clauses (vii), (viii) or (ix) of this
Section 8.9, shall not exceed thirty-five per cent (35%) of the Borrower's Consolidated Assets as of January 29, 1994.

         SECTION 8.10     LIENS.  Subject to any transaction permitted under
Section 8.9 hereof, the Borrower shall not, and shall not permit any of its Subsidiaries to, (a) acquire any property subject to any lease, land contract or other title retention contract (other than a consignment of inventory or patterns in the ordinary course of business which does not involve specific assets which were at any time owned by the Borrower or any Subsidiary), (b) sell or otherwise transfer any Receivables, whether with or without recourse, other than any ordinary course sale of Receivables for the purposes of collection of such Receivables or (c) suffer or permit any property now owned or hereafter acquired by it to be or become encumbered by any mortgage, security interest, financing statement or lien of any kind or nature; PROVIDED, that this Section 8.10 shall not apply to (i) any lien for a tax, assessment or governmental charge or levy being contested in good faith, (ii) any lien securing only its workers' compensation, unemployment insurance and similar obligations, (iii) any mechanic's, carrier's or similar common Law or statutory lien incurred in the normal course of business, (iv) any transfer of a check or other medium of payment for deposit or collection through normal banking channels or any similar transaction in the normal course of business, (v) any mortgage or security interest (including any refinancing thereof in whole or in part) created by the Borrower or any Subsidiary in the course of purchasing property, or existing on property at the time of such purchase (whether or not assumed), PROVIDED that such mortgage or security interest shall be restricted to the property being purchased and PROVIDED, FURTHER, that the indebtedness secured thereby shall not exceed two-thirds (2/3) of the purchase price in the case of real estate or four-fifths (4/5) thereof in the case of personal property, (vi) any mortgage, security interest or lien securing only Indebtedness owed to any of the Banks, or to any financial institution pursuant to the provisions of Section 8.11(vii) hereof, (vii) any financing statement perfecting only a security interest permitted by this Section 8.10, (viii) easements, restrictions, minor title irregularities and similar matters having no adverse effect as a practical matter on the ownership or use of the Borrower's or any Subsidiary's real property, or (ix) any lien securing or given in lieu of surety, stay, appeal or performance bonds, or securing performance of contracts or bids (other than contracts for the payment of money borrowed) or deposits required by Law or governmental regulations or by any court order, decree, judgment or rule or as a condition to the transaction of business or the exercise of any right, privilege or license.




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         SECTION 8.11     INDEBTEDNESS FOR BORROWED MONEY.  The Borrower shall
not, and shall not permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness for Borrowed Money of any kind; PROVIDED, HOWEVER, that this Section 8.11 shall not apply to: (i) the Obligations of the Borrower under this Agreement and any obligations of any Subsidiary under any Guaranty of Payment and any obligation of any Subsidiary under a Reimbursement Agreement in respect of any Letter of Credit, (ii) any purchase money indebtedness secured by a purchase money mortgage or security interest permitted by Section
8.10 hereof, (iii) any Subordinated Indebtedness, (iv) so long as the Borrower and its Subsidiaries is satisfying the Qualifying Financial Standards, any loans may be obtained from financial institutions not pursuant to this Agreement ("Outside Loans") aggregating not more than Thirty Million Dollars ($30,000,000) in principal amount at any one time outstanding of which an aggregate principal amount of not more than Ten Million Dollars ($10,000,000) in Outside Loans may be obtained from financial institutions other than the Banks; PROVIDED, HOWEVER, that any such Outside Loan obtained from any financial institution other than a Bank may not remain outstanding for more than thirty (30) consecutive days and; PROVIDED, FURTHER, that any such Outside Loans must be repaid within one (1) Banking Day following the date as of which the Borrower no longer satisfies such Qualifying Financial Standards, except that if such repayment would cause the Borrower to incur compensation obligations resulting from the prepayment of any such Outside Loan with a fixed rate, the Borrower shall not be required to repay such loan until the earlier of (x) the expiration of the interest period or (ii) the date upon which repayment will not result in a compensation obligation, (v) certain unsecured senior or Subordinated Indebtedness the terms of which are acceptable to all of the Banks (it being understood that any Bank will not find acceptable any such terms which are, in any Bank's judgment, more restrictive, individually or collectively, than the terms of this Agreement unless the Banks are given the right, at their option, to incorporate the same or similar terms into the provisions of this Agreement by way of amendment thereto); in any event such indebtedness will be automatically applied in such a way as to reduce the outstanding amount of revolving credit loans and will ratably reduce Total Commitment Amount by like amount or (vi) any permitted exception set forth in
Section 8.9 or 8.10 hereof, (vii) the outstanding principal amount with respect to the Swingline Facility, or (viii) the outstanding principal balance of the Convertible Subordinated Debentures or (ix) if at the time of incurrence thereof the Borrower and its Subsidiaries has satisfied the Qualifying Financial Standards, any Negotiated Bid Loans obtained from any of the Banks aggregating not more than Seventy-Five Million Dollars ($75,000,000) in principal amount at any one time outstanding; PROVIDED, HOWEVER, that (A) no such Negotiated Bid Loan may remain outstanding for more than three (3) months and (B) no Bank may have outstanding Negotiated Bid Loans in an aggregate greater than two (2) times the amount of such Bank's Commitment; PROVIDED, HOWEVER, that the Outside Loans and the Negotiated Bid Loans shall not be made or maintained in an aggregate principal amount outstanding at any one time which, when combined with all Obligations owed to the Banks pursuant to this Agreement at such time,(x) would total more than Two Hundred Twenty Million Dollars ($220,000,000) or (y) in the event that the Total Commitment Amount is reduced pursuant to Section 3.3(b), would total more than One Hundred Ninety-Five Million Dollars ($195,000,000).

         SECTION 8.12 COMPLIANCE WITH LAWS. The Borrower shall comply, and shall cause each of its Subsidiaries to comply, in all respects with its Articles of Incorporation or


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                                Page 154 of 196

Certificate of Incorporation, as the case may be, and Regulations or By-laws, as the case may be, and all applicable occupational safety and health Laws, federal and state securities Laws, product safety Laws, Environmental Laws and every other Law, treaty, rule, regulation, determination of an arbitrator, and every lawful governmental order or determination if non-compliance with such Law or order would have or might reasonably be expected to have a Material Adversely Effect; PROVIDED, HOWEVER, that this Section 8.12 shall not apply to any noncompliance if and to the extent that the same is being contested in good faith by timely and appropriate proceedings which are effective to stay enforcement thereof and against which appropriate reserves have been established.

         SECTION 8.13 PROPERTIES. The Borrower shall maintain, and shall cause each Subsidiary to maintain, all assets materially necessary to its continuing operations in good working order and condition, ordinary wear and tear excepted.

         SECTION 8.14 CHANGE IN NATURE OF BUSINESS. The Borrower shall not make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof; PROVIDED, HOWEVER, that this Section 8.14 shall not prohibit the Borrower or any of its Subsidiaries from expanding its business operations into any geographic area where such operations are not currently located or from entering into new products in the fabric and craft related business.

         SECTION 8.15 USE OF PROCEEDS. The Borrower shall use the Letters of Credit, the proceeds of the Loans and the Letters of Credit and Acceptances only for the purposes specified in Section 2.2 hereof.

         SECTION 8.16 INTEREST RATE PROTECTION AGREEMENTS. The Borrower shall enter into, on or prior to November 30, 1994, and thereafter maintain in full force and effect, interest rate protection agreements in an aggregate notional amount of approximately Twenty Million Dollars ($20,000,000) having the effect of fixing the rate of interest in respect of such notional amount at a fixed rate of approximately eight percent (8%) per annum for a period of not less than two (2) years and on such other terms and in such form as is reasonably acceptable to the Agent.

         SECTION 8.17 CAPITAL EXPENDITURES. The Borrower shall not make or permit Consolidated Capital Expenditures to exceed: (i) for Fiscal Year ending 1995, Twenty Million Dollars ($20,000,000) (without taking into effect the cost of the Acquisition or any capital expenditures made by Cloth World prior to the date of the consummation of the Acquisition), (ii) for Fiscal Year ending 1996, Thirty Million Dollars ($30,000,000), and (iii) for Fiscal Year ending 1997 and for each Fiscal Year ending thereafter, (x) if the Borrower does not meet the Qualifying Financial Standards as at the end of the Fiscal Year immediately preceding any such Fiscal Year, Twenty Five Million Dollars ($25,000,000) or (y) if the Borrower meets the Qualifying Financial Standards as at the end of the Fiscal Year immediately preceding any such Fiscal Year, the sum of Thirty Million Dollars ($30,000,000) PLUS the amount (not to exceed Five Million Dollars ($5,000,000)) by which Consolidated Capital Expenditures permitted during such immediately preceding Fiscal Year exceed actual Consolidated Capital Expenditures made during such Fiscal Year. For purposes of determination the amount of


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                                Page 155 of 196
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Consolidated Capital Expenditures permitted under this Section 8.17, the amount of Consolidated Capital Expenditures made during any Fiscal Year shall be applied first against the amount of Consolidated Capital Expenditures permitted in such Fiscal Year and next to the amount of Consolidated Capital Expenditures permitted but not made in the immediately preceding Fiscal Year.

         SECTION 8.18 CONSOLIDATED NET WORKING CAPITAL. The Borrower will not suffer or permit the Consolidated Net Working Capital of the Borrower and its Subsidiaries to be as at the end of any Fiscal Quarter less than One Hundred and Seventy-Five Million Dollars ($175,000,000).

         SECTION 8.19 CONSOLIDATED CURRENT RATIO. The Borrower will not suffer or permit the ratio of Consolidated Current Assets of the Borrower and its Subsidiaries to Consolidated Current Liabilities of the Borrower and its Subsidiaries to be as at the end of any Fiscal Quarter less than 2.0 to 1.0.

         SECTION 8.20 CONSOLIDATED TANGIBLE NET WORTH. The Borrower will not suffer or permit its Consolidated Tangible Net Worth as of the Closing Date and as at the end of any Fiscal Quarter to be less than the "Required Minimum Amount" in effect at such time. The "Required Minimum Amount" shall be (i) as of the Closing Date, One Hundred and Sixteen Million Five Hundred Thousand Dollars ($116,500,000) and (ii) as at the end of any Cumulative Fiscal Period ending after the Closing Date:

         (a) One Hundred and Sixteen Million Five Hundred Thousand Dollars ($116,500,000) PLUS

         (b) an aggregate amount equal to fifty percent (50%) of Borrower's consolidated net earnings (if any and only to the extent a positive number) for such Cumulative Fiscal Period, in each case calculated after taxes and cumulating income and losses for all Fiscal Quarters within such Cumulative Fiscal Period (such amount being "Cumulative Fiscal Earnings") PLUS

         (c) an aggregate amount equal to all Cumulative Fiscal Earnings (if any and only to the extent a positive number) attributable to Fiscal Years ending after the Closing Date and not including the Fiscal Year during which said Cumulative Fiscal Period is occurring (which aggregate amount shall not be reduced by consolidated net losses (if any) reported for any Fiscal Year ending after the Closing Date) PLUS

         (d) an amount equal to the total net proceeds received by Borrower at any time from any stock or other equity offering or any conversion of Subordinated Indebtedness into equity after the Closing Date (excluding stock offerings under any employee benefit plan of the Borrower or its Subsidiaries).

         SECTION 8.21 CONSOLIDATED FIXED CHARGE COVERAGE. The Borrower shall not suffer or permit, as at the end of any period indicated below for the applicable period then ending, the ratio (the "Consolidated Fixed Charge Coverage Ratio") of: (x) Consolidated Net Pre-Tax Earnings of the Borrower and its Subsidiaries attributable to such period PLUS


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                                Page 156 of 196

Consolidated Net Fixed Lease Charges attributable to such period PLUS Consolidated Net Interest Expense attributable to such period PLUS depreciation and amortization charges of the Borrower and its Subsidiaries attributable to such period PLUS with respect to any period during Fiscal Years ending 1995 and 1996, any non-cash charges in such period related to the Acquisition to (y) Consolidated Net Fixed Lease Charges attributable to such period PLUS Consolidated Net Interest Expense attributable to such period PLUS scheduled principal payments in respect of any Long-Term Indebtedness of the Borrower and its Subsidiaries during such period, to be less as at such date than:

         PERIOD IN QUESTION                                            RATIO
         ------------------                                            -----
Fiscal Year Ending January 28, 1995                                 1.00 to 1.00
Fiscal Quarter Ending April 29, 1995                                1.00 to 1.00
Fiscal Quarter Ending July 29, 1995                                 1.00 to 1.00
Fiscal Quarter Ending October 28, 1995                              1.00 to 1.00
Fiscal Year Ending January 27, 1996                                 1.20 to 1.00
Four Fiscal Quarter Period Ending April 27, 1996                    1.15 to 1.00
Four Fiscal Quarter Period Ending July 27, 1996                     1.15 to 1.00
Four Fiscal Quarter Period Ending October 26, 1996                  1.15 to 1.00
Fiscal Year Ending February 1, 1997                                 1.20 to 1.00
Each Four Fiscal Quarter Period ending thereafter                   1.20 to 1.00

         SECTION 8.22 CONSOLIDATED CURRENT FUNDED INDEBTEDNESS. The Borrower shall not suffer or permit, as at the end of any Fiscal Quarter, the ratio of: (x) Consolidated Current Assets at such date to (y) Consolidated Current Liabilities at such date PLUS Funded Senior Debt at such date to be less than: (i) 1.15 to 1.00 as at the end of each of the first three Fiscal Quarters of any Fiscal Year and (ii) 1.25 to 1.00 as at the end of any Fiscal Year.

         SECTION 8.23 CONSOLIDATED LEVERAGE RATIO. The Borrower shall not suffer or permit, as at the end of any Fiscal Quarter, the ratio (the "Consolidated Leverage Ratio") of: (x) Funded Senior Debt outstanding as at such date to (y) the sum of Funded Senior Debt outstanding as at such date PLUS the Convertible Subordinated Debentures outstanding as at such date PLUS Consolidated Tangible Net Worth as at such date to be greater than the ratio specified for such Fiscal Quarter:

         FISCAL QUARTER                                                 RATIO
         --------------                                                 -----
Closing Date                                                        .55 to 1.00
Fiscal Quarter Ending October 29, 1994                              .50 to 1.00
Fiscal Quarter Ending January 28, 1995                              .40 to 1.00
Fiscal Quarter Ending April 29, 1995                                .45 to 1.00
Fiscal Quarter Ending July 29, 1995                                 .55 to 1.00
Fiscal Quarter Ending October 28, 1995                              .50 to 1.00
Fiscal Quarter Ending January 27, 1996                              .40 to 1.00
Fiscal Quarter Ending April 27, 1996                                .40 to 1.00



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                                Page 157 of 196

Fiscal Quarter Ending July 27, 1996                         .50 to 1.00
Fiscal Quarter Ending October 26, 1996                      .45 to 1.00
Fiscal Quarter Ending February 1, 1997                      .35 to 1.00
Fiscal Quarter Ending May 3, 1997                           .40 to 1.00
Fiscal Quarter Ending August 2, 1997                        .45 to 1.00

and, in the event that this Agreement is extended pursuant to Section 3.2(c), thereafter, for the first Fiscal Quarter of each Fiscal Year, .40 to 1.0, for the second Fiscal Quarter of each Fiscal Year, .45 to 1.0, for the third Fiscal Quarter of each Fiscal Year, .45 to 10 and for the fourth Fiscal Quarter of each Fiscal Year, .35 to 1.0.

         SECTION 8.24 DIVIDENDS. The Borrower shall not be restricted in either making or committing itself to make any Distribution to its shareholders; EXCEPT, that, in the event that the Consolidated Leverage Ratio as at the end of any Fiscal Year is .35 to 1.00 or greater, the Borrower shall not make or commit itself to make Distributions to its shareholders during the succeeding Four Fiscal Quarter Period in an aggregate amount in excess of fifty percent (50%) of its Consolidated Net Earnings attributable to the prior Fiscal Year.

         SECTION 8.25 SUBSIDIARY GUARANTIES. The Borrower shall cause each Subsidiary of the Borrower having assets in excess of One Hundred Thousand Dollars ($100,000) not existing on the Closing Date to deliver to the Agent immediately upon the creation of such Subsidiary (i) a Guaranty of Payment, duly executed by an authorized officer of such Subsidiary, (ii) a certificate substantially in the form of the certificate delivered pursuant to Section 6.4 and (iii) certified copies of its organizational documents.

                                   ARTICLE 9
                         REPRESENTATIONS AND WARRANTIES

         Subject to the exceptions in the Supplemental Schedule, the Borrower represents and warrants to each of the Banks as follows:

         SECTION 9.1 EXISTENCE. The Borrower and each of its Subsidiaries is a corporation duly organized and validly existing and in good standing under the Laws of the state of its incorporation and is duly qualified and authorized to do business wherever it owns any real estate or personal property or transacts any substantial business (except in jurisdictions in which failure to so qualify would not have a Material Adverse Effect.

         SECTION 9.2 POWER, AUTHORIZATION AND CONSENT. The execution, delivery and performance of this Agreement, the Notes or any Guaranty of Payment by the Borrower and any Subsidiary, as the case may be, and of all Related Writings to which it is party (a) are within the Borrower's or the Subsidiary legal power and authority, (b) have been duly authorized by all necessary or proper action of such the Borrower or the Subsidiary, (c) do not require the consent or approval of any governmental body, agency, authority or any other Person which has not been obtained and (d) will not violate (i) any provision of Law applicable to the Borrower or the Subsidiary, (ii) any provision of the Borrower's or the Subsidiary, as



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                                Page 158 of 196
the case may be, certificate or articles of incorporation or by-laws or regulations, or (iii) any material agreement or material indenture by which the Borrower or the Subsidiary or the property of the Borrower or the Subsidiary is bound, except where such violation specified in this clause (iii) would not have a materially adverse effect on the Borrower or the Subsidiary, or (e) will not result in the creation or imposition of any lien or encumbrance on any property or assets of the Borrower or the Subsidiary except as provided herein. The execution, delivery and performance of the Purchase Agreement by the Borrower and FCA of Ohio (a) are within the Borrower's and FCA of Ohio's legal power and authority, (b) have been duly authorized by all necessary or proper action of the Borrower and FCA of Ohio, and (C) will not violate any provision of the Borrower's or FCA of Ohio's, as the case may be, Articles of Incorporation or Regulations.

         SECTION 9.3 LITIGATION; PROCEEDINGS. No action, suit, investigation or proceeding is now pending or, to the knowledge of Borrower, threatened against the Borrower or any of its Subsidiaries at Law, in equity or otherwise, or with respect to this Agreement, any Guaranty of Payment or any Related Writing, before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators which would or might reasonably be expected to have a Material Adverse Effect.

         SECTION 9.4 ERISA COMPLIANCE. Neither the Borrower nor any Subsidiary has incurred any material accumulated funding deficiency within the meaning of the ERISA, and the regulations thereunder. No Reportable Event has occurred with respect to any Plan which may result in any material liability against the Borrower or any Subsidiary. The Pension Benefit Guaranty Corporation, established under ERISA has not asserted that the Borrower or any Subsidiary has incurred any material liability in connection with any Plan. No Lien has been attached and no person has, to the best of the Borrower's knowledge, threatened to attach a lien on any property of the Borrower or any Subsidiary as a result of the Borrower's or any Subsidiary's failing to comply with ERISA or regulations. As used in this subsection "material" means the measure of a matter of significance which shall be determined as being an amount equal to five per cent (5%) of the Borrower's Consolidated Tangible Net Worth.

         SECTION 9.5 FINANCIAL CONDITION. The consolidated financial statements of the Borrower and its Subsidiaries for the Fiscal Year ending January 29, 1994, previously delivered to the Banks, are true and complete (including, without limiting the generality of the foregoing, a disclosure of all material contingent liabilities), have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with those used during their next preceding Fiscal Year (except as noted therein) and fairly present their then financial condition and operations for the Fiscal Year then ending. Except as otherwise disclosed in the Form 10-Q Report filed by the Borrower with the SEC for the Fiscal Quarter ending July 30, 1994, there has been no material change in the Borrower or any Subsidiary's financial condition, properties or business since that date.

         SECTION 9.6 PRO FORMA FINANCIAL INFORMATION. The PRO FORMA consolidated balance sheet of the Borrower and its Subsidiaries as at July 30, 1994, but after giving effect to the Acquisition, in the good faith judgment of the Borrower presents fairly on a PRO FORMA


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basis what is the consolidated financial position of the Borrower and its
Subsidiaries would be on and as of such date were the Acquisition to be consummated on such date.

         SECTION 9.7 SOLVENCY. The Borrower has received consideration which is the reasonable equivalent value of the obligations and liabilities that the Borrower has incurred to the Banks. The Borrower is not insolvent as defined in any applicable state or federal statute, nor will the Borrower be rendered insolvent by the execution and delivery of this Agreement or any Note to the Banks. The Borrower is not engaged or about to engage in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to the Banks incurred hereunder. The Borrower does not intend to, nor does it believe that it will, incur debts beyond its ability to pay them as they mature.

         SECTION 9.8 DEFAULT. No Possible Default exists hereunder, nor will any begin to exist immediately after the execution and delivery hereof.

         SECTION 9.9 LAWFUL OPERATIONS. Except as set forth in the Supplemental Schedule, the operations of the Borrower and the operations of each of its Subsidiaries are in full compliance as of the Closing Date with all requirements imposed by Law or regulation, whether federal, state or local including (without limitation) all Environmental Laws, occupational safety and health Laws and zoning ordinances except where the noncompliance with any such Laws could not be reasonably expected to result in a Material Adverse Effect; PROVIDED, HOWEVER, that this Section 9.9 shall not apply to any noncompliance if and to the extent that the same is being contested in good faith by timely and appropriate proceedings which are effective to stay enforcement thereof and against which appropriate reserves have been established.

         SECTION 9.10 INVESTMENT COMPANY ACT STATUS. Neither the Borrower nor any of its Subsidiaries is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. Section 80(a)(1), ET SEQ.).

         SECTION 9.11 REGULATION G/REGULATION U/REGULATION X COMPLIANCE. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin stock" (as defined by Regulation U of the Board of Governors of the Federal Reserve System of the United States (as amended from time to time) and all official rulings and interpretations thereunder or thereof and at no time shall more than 25% of the value of the assets of the Borrower or the Borrower and its Consolidated Subsidiaries that are subject to any "arrangement" (as such term is used in section 221.2(g) of Regulation U) be represented by "margin stock". No part of the proceeds of any Revolving Credit Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or to extend credit to others for the purpose of purchasing "margin stock" (other than any purchase by the Borrower of the common stock of the Borrower as permitted by the terms of this Agreement), or to carry or to extend credit to others for the purpose of carrying stock which will be "margin stock" after giving effect to the Revolving Credit Loans or (ii) for any purpose that entails a violation of, or is inconsistent with, the provisions of the Regulations of

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the Board of Governors of the Federal Reserve System of the United States,
including Regulation G, U or X.

         SECTION 9.12 FULL DISCLOSURE. No information, exhibits or reports furnished by the Borrower or any of its Subsidiaries to the Agent or any Bank omits to state any fact necessary to make the statements contained therein not materially misleading in light of the circumstances and purposes for which such information was provided. The Borrower and each of its Subsidiaries has provided all information requested by the Agent or any Bank and all such information is complete and accurate in all material respects.

                                   ARTICLE 10
                               EVENTS OF DEFAULT

                 Each of the following shall constitute an event of default (an "Event of Default") hereunder:

         SECTION 10.1 PAYMENTS. If the principal of or interest on any Note, any Letter of Credit reimbursement obligation (including but not limited to any Time Draft accepted by the Letter of Credit Bank relating to any Commercial Letter of Credit) not reimbursed pursuant to Section 5.3(b) hereof, any Acceptance Obligation not reimbursed pursuant to Section 4.11 hereof, any Acceptance Commission, reimbursement, payment or amount due the Agent or any of the Banks, any amendment fee or administrative fee imposed by any of the Banks, any Letter of Credit fees or any Facility Fee, Commitment Fee, the Risk Participation Fee or other fee or amount owing to the Banks or the Agent under this Agreement shall not be paid in full punctually when due and payable and shall remain unpaid for a period of ten (10) consecutive days.

         SECTION 10.2 COVENANTS. If the Borrower or any Subsidiary shall fail or omit to perform and observe (a) any agreement or other provision (other than those referred to in Section 10.1 hereof or clause (b) of this Section 10.2) contained or referred to in this Agreement or any Related Writing that is on the Borrower's or such Subsidiary's part to be complied with and such Possible Default shall not have been fully corrected within thirty (30) days after the giving of written notice thereof to the Borrower by Agent or any Bank that the specified Possible Default is to be remedied or (b) provisions of
Section 8.25 hereof and such Possible Default shall not have been fully corrected within fifteen (15) days after the occurrence of such Possible Default.

         SECTION 10.3 WARRANTIES. If any representation, warranty or statement made in or pursuant to this Agreement or any Related Writing or any other material information furnished by the Borrower or any Subsidiary to the Banks or any thereof or any other holder of any Note or any Acceptance, shall be false or erroneous in any respect when furnished or made or deemed furnished or made hereunder.

         SECTION 10.4 CROSS DEFAULT. If the Borrower (a) defaults in any payment of principal or interest due and owing upon any other Indebtedness for Borrowed Money (other than Indebtedness for Borrowed Money referred to in clause (b) of this Section 10.4) beyond any period of grace provided with respect thereto or in the performance of any other

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                                Page 161 of 196
agreement, term or condition contained in any agreement under which such obligation is created, if the effect of such default has resulted in the acceleration of the maturity of such indebtedness or has caused such indebtedness to become due prior to its stated maturity or (b) defaults in any payment of principal or interest due and owing upon any Indebtedness for Borrowed Money comprised of Negotiated Bid Loans, loans under the Swingline Facility or Outside Loans owing to any of the Banks or in the performance of any other agreement, term or condition contained in any agreement or promissory note under which such obligation is created, constituting, or which with the giving of notice or the lapse of any applicable grace period or both would constitute, a default which accelerates (or permits any creditor or creditors or representative of creditors to accelerate) the maturity of any such Indebtedness for Borrowed Money.

         SECTION 10.5 CHANGE OF CONTROL. If (x) any "person" or "group" (other than any group consisting solely of members of the Rosskamm family or the Zimmerman family) shall become the "beneficial owner" (as those terms are respectively used in the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder) of more than fifty percent (50%) of the outstanding voting stock of the Borrower or shall otherwise acquire the power (whether by contract, by proxy or otherwise) to elect a majority of the Borrower's Board of Directors or (y) during any twelve (12) month period, individuals who were directors of the Borrower at the beginning of such period or were elected to the Board of Directors of the Borrower with the approval of a majority of such directors shall cease to constitute a majority of the Board of Directors.

         SECTION 10.6 TERMINATION OF PLAN OR CREATION OF WITHDRAWAL LIABILITY. If (a) any Reportable Event occurs and the Majority Banks, in their sole determination, deem such Reportable Event to constitute grounds (i) for the termination of any Plan by the Pension Benefit Guaranty Corporation or (ii) for the appointment by the appropriate United States district court of a trustee to administer any Plan and such Reportable Event shall not have been fully corrected or remedied to the full satisfaction of the Majority Banks within thirty (30) days after giving of written notice of such determination to the Borrower by any Bank or (b) any Plan shall be terminated within the meaning of Title IV of ERISA (other than a Standard Termination, as that term is defined in Section 4041(b) of ERISA), or (c) a trustee shall be appointed by the appropriate United States district court to administer any Plan, or (d) the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan or (e) there occurs a withdrawal by the Borrower or any Subsidiary from a Multi-Employer Plan which results or may result in a withdrawal liability in an amount equal to or greater than five per cent (5%) of the Borrower's Consolidated Tangible Net Worth.

         SECTION 10.7 VALIDITY OF AGREEMENTS. If this Agreement, the Notes, any Guaranty of Payment, the guaranty under Section 5.5 of this Agreement, any Reimbursement Agreement, or any other Related Writing shall for any reason cease to be, or be asserted by the Borrower or any Subsidiary not to be, a legal, valid and binding obligation of any party thereto (other than the Agent, the Letter of Credit Bank or any Bank) enforceable in accordance with its terms.



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                                Page 162 of 196
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         SECTION 10.8     SOLVENCY OF SUBSIDIARIES.  If any Subsidiary (other
than the FCA of Ohio) shall (a) generally not pay its debts as such debts become due, or (b) make a general assignment for the benefit of creditors, or
(c) apply for or consent to the appointment of a receiver, a custodian, a trustee, an interim trustee or liquidator of itself or all or a substantial part of its assets, or (d) be adjudicated a debtor or have entered against it an order for relief under Title 11 of the United States Code, as the same may be amended from time to time, or (e) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether federal or state) relating to relief of debtors, or (f) suffer or permit to continue unstayed and in effect for thirty (30) consecutive days any judgment, decree or order, entered by a court of competent jurisdiction, which approves a petition seeking its reorganization or appoints a receiver, custodian, trustee, interim trustee or liquidator of itself or of all or a substantial part of its assets, or (g) take or omit to take any other action in order thereby to effect any of the foregoing.

         SECTION 10.9 THE BORROWER'S SOLVENCY; FCA OF OHIO'S SOLVENCY. If the Borrower or FCA of Ohio shall (a) discontinue business, or (b) generally not pay its debts as such debts become due, or (c) make a general assignment for the benefit of creditors, or (d) apply for or consent to the appointment of a receiver, a custodian, a trustee, an interim trustee or liquidator of all or a substantial part of its assets, or (e) be adjudicated a debtor or have entered against it an order for relief under Title 11 of the United States Code, as the same may be amended from time to time, or (f) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other Law (whether federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether federal or state) relating to relief of debtors, or (g) suffer or permit to continue unstayed and in effect for thirty (30) consecutive days any judgment, decree or order entered by a court or governmental commission of competent jurisdiction, which assumes custody or control of the Borrower or FCA of Ohio, approves a petition seeking reorganization of the Borrower or FCA of Ohio or any other judicial modification of the rights of its creditors, or appoints a receiver, custodian, trustee, interim trustee or liquidator for the Borrower or FCA of Ohio or of all or a substantial part of its assets, or (h) take, or omit to take, any action in order thereby to effect any of the foregoing.

                                   ARTICLE 11
                             REMEDIES UPON DEFAULT

                 Notwithstanding any contrary provision or inference herein or elsewhere,

         SECTION 11.1 OPTIONAL DEFAULTS. If any Event of Default referred to in Sections 10.1 through and including 10.8 hereof shall occur, the Majority Banks, or in the event that the Commitments of the Banks shall have been terminated, the Banks holding 66% of the



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                                Page 163 of 196
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amount of Revolving Credit Loans then outstanding, shall have the right in their discretion, by directing the Agent, on behalf of the Banks, to give written notice to the Borrower, to

                 (1) terminate the Commitments and the credits hereby established, if not theretofore terminated, and forthwith upon such election the obligations of the Banks, and each thereof, to make any further loan or loans hereunder and to risk participate in Letters of Credit and Acceptances hereunder, and the obligation of the Agent to create Acceptances and the obligation of the Letter of Credit Bank to issue Standby Letters of Credit, immediately shall be terminated, and/or

                 (2) accelerate the maturity of all of the Borrower's Obligations to the Banks (if it be not already due and payable), whereupon all of the Borrower's Obligations to the Banks and the Agent shall become and (including but not limited to the Notes and the Acceptance Obligations and all reimbursement obligations under Letters of Credit) thereafter be immediately due and payable in full without any presentment or demand and without any further or other notice of any kind, all of which are hereby waived by the Borrower.

         SECTION 11.2 AUTOMATIC DEFAULTS. If any Event of Default referred to in Section 10.9 hereof shall occur,

                 (1) all of the Commitments and the credits hereby established shall automatically and forthwith terminate, if not theretofore terminated, and no Bank thereafter shall be under any obligation to grant any further loan or loans hereunder, nor shall the Agent thereafter be under any obligation to create Acceptances hereunder, nor shall the Letter of Credit Bank be under any obligation to issue any Standby Letter of Credit hereunder, and

                 (2) the principal of and interest on any Notes, and the Acceptance Obligations, and all reimbursement obligations with respect to Letters of Credit, then outstanding, and all of the Borrower's other Bank Debt and the Agent shall thereupon become and thereafter be immediately due and payable in full (if it be not already due and payable), all without any presentment, demand or notice of any kind, which are hereby waived by the Borrower.

Each Bank agrees that, unless so requested by the Agent with the consent of the Majority Banks, it shall not take or cause to be taken any action to declare the Commitments terminated or to declare payable or collect the amounts referred to above that is independent from any action taken or to be taken by the Agent, unless such action is taken in connection with an Event of Default described in Section 10.1 or 10.9.

         SECTION 11.3 OFFSETS. If there shall occur or exist any Possible Default referred to in Section 10.9 hereof or if the maturity of the Notes or any Acceptance or any accepted Time Draft is accelerated pursuant to Section
11.1 or 11.2 hereof, each Bank shall have the right at any time to set off against, and to appropriate and apply toward the payment of, any



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                                Page 164 of 196
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and all Debt then owing by the Borrower to that Bank (including, without limitation, any participation purchased or to be purchased pursuant to Section
11.4 hereof), whether or not the same shall then have matured, any and all deposit balances and all other indebtedness then held or owing by that Bank to or for the credit or account of the Borrower, all without notice to or demand upon the Borrower or any other person, all such notices and demands being hereby expressly waived by the Borrower.

         SECTION 11.4     EQUALIZATION PROVISION; SHARING OF PAYMENTS.

         (a)     EQUALIZATION OF ADVANTAGE.  Subject to the provisions of
Section 11.4(b) below, each Bank agrees with the other Banks that if it at any time shall obtain any Advantage over the other Banks in respect of the Borrower's Obligations to the Banks (except under Section 3.7, 3.8, 3.9 or 14.4 hereof), it will purchase from the other Banks, for cash and at par, such additional participation in the Borrower's Debt to the Banks as shall be necessary to nullify the Advantage. If any said Advantage resulting in the purchase of an additional participation as aforesaid shall be recovered in whole or in part from the Bank receiving the Advantage, each such purchase shall be rescinded, and the purchase price restored (but without interest unless the Bank receiving the Advantage is required to pay interest on the Advantage to the person recovering the Advantage from such Bank) ratably to the extent of the recovery. Each Bank further agrees with the other Banks that if it at any time shall receive any payment for or on behalf of the Borrower on any indebtedness owing by the Borrower to that Bank by reason of offset of any deposit or other indebtedness, it will apply such payment first to any and all indebtedness owing by the Borrower to that Bank pursuant to this Agreement (including, without limitation, any participation purchased or to be purchased pursuant to this Section 11.4) until the Borrower's Obligations have been paid in full. The Borrower agrees that any Bank so purchasing a participation from the other Banks pursuant to this Section may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were a direct creditor of the Borrower in the amount of such participation.

         (b) SHARING OF PAYMENTS. Upon the occurrence and continuation of an Event of Default, the Borrower, the Agent and each of the Banks under this Agreement, each of the Banks having Negotiated Bid Loans, Outside Loans or loans under the Swingline Facility then outstanding (collectively, the "Sharing Banks") agree that all payments made to any Bank in respect of the Revolving Credit Loans, the Negotiated Bid Loans, the Outside Loans or loans in respect of the Swingline Facility (such loans to be collectively referred to in the aggregate as the "Subject Loans") shall be remitted to the Agent by the Borrower, or by any Sharing Bank receiving any such payment after the occurrence and during the continuation of an Event of Default, for application by the Agent as follows: all payments made to the Agent in respect of the Subject Loans shall be made (i) to each Sharing Bank in respect of the Revolving Credit Loans, the interest and fees due in respect of such Revolving Credit Loans, and the Swingline Facility and such interest as may be due Society in respect of outstanding loans under the Swingline Facility on a pro rata basis based upon the percentage such Subject Loans of such Bank bear to the aggregate of all such Subject Loans then outstanding and (ii) upon payment in full of all amounts to be paid pursuant to the preceding clause (i), to the Sharing Banks on a pro rata basis based upon the percentage the aggregate of then outstanding Negotiated Bid


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                                Page 165 of 196

Loans and the then outstanding Outside Loans of such Sharing Bank bears to the aggregate of all of the Negotiated Bid Loans and the Outside Loans then outstanding. Each Sharing Bank may apply any such payment received pursuant to this Section 11.4(b) to the amounts owing to such Sharing Bank in respect of such the Subject Loans of such Sharing Bank in such manner and in such order as such Sharing Bank shall determine in its sole discretion. Each Sharing Bank agrees the such Sharing Bank shall provide that any transferee (whether by absolute assignment or participation) of all or any portion of any Negotiated Bid Loan, Outside Loan or any loan in respect of the Swingline Facility shall be bound by the provisions of this Section 11.4(b) and Article 12 hereof.

                                   ARTICLE 12
                                   THE AGENT

         SECTION 12.1 THE AGENT. Each Bank irrevocably appoints Society to be its Agent with full authority to take such actions, and to exercise such powers, on behalf of the Banks in respect of this Agreement and the Related Writings as are therein respectively delegated to the Agent or as are reasonably incidental to those delegated powers. Society in such capacity shall be deemed to be an independent contractor of the Banks. Each of the Sharing Banks irrevocably appoints Society to be its Agent with full authority to take such actions, and to exercise such powers, on behalf of the Banks in respect of this Agreement and the Related Writings as are therein respectively delegated to the Agent pursuant to Section 11.4 or as are reasonably incidental to those delegated powers. Society in such capacity shall be deemed to be an independent contractor of the Sharing Banks. For the purposes of this Article 12, "Bank" shall include any Sharing Bank.

         SECTION 12.2 NATURE OF APPOINTMENT. The Agent shall have no fiduciary relationship with any Bank by reason of this Agreement and the Related Writings. The Agent shall not have any duty or responsibility whatsoever to any Bank except those expressly set forth in this Agreement and the Related Writings. Without limiting the generality of the foregoing, each Bank acknowledges that the Agent is acting as such solely as a convenience to the Banks and not as a manager of the commitments or the Obligations evidenced by the Notes. This Article 12 does not confer any rights upon the Borrower or anyone else (except the Banks), whether as a third party beneficiary or otherwise.

         SECTION 12.3 SOCIETY AS A BANK; OTHER TRANSACTIONS. Society's rights as a Bank under this Agreement and the Related Writings shall not be affected by its serving as the Agent. Society and its affiliates may generally transact any banking, financial, trust, advisory or other business with the Borrower or its Subsidiaries (including, without limitation, the acceptance of deposits, the extension of credit and the acceptance of fiduciary appointments) without notice to the Banks, without accounting to the Banks, and without prejudice to Society's rights as a Bank under this Agreement and the Related Writings except as may be expressly required under this Agreement.

         SECTION 12.4 INSTRUCTIONS FROM BANKS. The Agent shall not be required to exercise any discretion or take any action as to matters not expressly provided for by this



                                       70





                                Page 166 of 196
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Agreement and the Related Writings (including, without limitation, collection and enforcement actions in respect of any Obligations under the Notes or this Agreement and any collateral therefor) EXCEPT that the Agent shall take such action (or omit to take such action) other than actions referred to in Section 14.1, as may be reasonably requested of it in writing by the Majority Banks with instructions and which actions and omissions shall be binding upon all the Banks; PROVIDED, HOWEVER, that the Agent shall not be required to act (or omit any act) if, in its judgment, any such action or omission might expose the Agent to personal liability or might be contrary to this Agreement, any Related Writing or any applicable Law.

         SECTION 12.5 BANK'S DILIGENCE. Each Bank (a) represents and warrants that it has made its decision to enter into this Agreement and the Related Writings and (b) agrees that it will make its own decision as to taking or not taking future actions in respect of this Agreement and the Related Writings; in each case without reliance on the Agent or any other Bank and on the basis of its independent credit analysis and its independent examination of and inquiry into such documents and other matters as it deems relevant and material.

         SECTION 12.6 NO IMPLIED REPRESENTATIONS. The Agent shall not be liable for any representation, warranty, agreement or obligation of any kind of any other party to this Agreement or anyone else, whether made or implied by the Borrower or any Subsidiary in this Agreement or any Related Writing or by a Bank in any notice or other communication or by anyone else or otherwise.

         SECTION 12.7 SUB-AGENTS. The Agent may employ agents and shall not be liable (except as to money or property received by it or its agents) for any negligence or misconduct of any such agent selected by it with reasonable care. The Agent may consult with legal counsel, certified public accountants and other experts of its choosing (including, without limitation, Society's salaried employees or any otherwise not independent) and shall not be liable for any action or inaction taken or suffered in good faith by it in accordance with the advice of any such counsel, accountants or other experts which shall have been selected by it with reasonable care.

         SECTION 12.8     AGENT'S DILIGENCE.  The Agent shall not be required
(a) to keep itself informed as to anyone's compliance with any provision of this Agreement or any Related Writing, (b) to make any inquiry into the properties, financial condition or operation of the Borrower or any of its Subsidiaries or any other matter relating to this Agreement or any Related Writing, (c) to report to any Bank any information (other than which this Agreement or any Related Writing expressly requires to be so reported) that the Agent or any of its affiliates may have or acquire in respect of the properties, business or financial condition of the Borrower or any of its Subsidiaries or any other matter relating to this Agreement or any Related Writing or (d) to inquire into the validity, effectiveness or genuineness of this Agreement or any Related Writing.

         SECTION 12.9 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge of any Possible Default or Event of Default unless and until it shall have received a written notice describing it and citing the relevant provision of this Agreement or any Related


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                                Page 167 of 196

Writing. The Agent shall give each Bank reasonably prompt notice of any such written notice except, of course, to any Bank that shall have given the written notice.

         SECTION 12.10    AGENT'S LIABILITY.   Neither the Agent nor any of its
directors, officers, employees, attorneys, and other agents shall be liable for any action or omission on their respective parts except for gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the
Agent: (i) may treat the payee of any Revolving Credit Note as the holder thereof until the Agent receives a fully executed copy of the Assignment Agreement required by Section 13.1(b) signed by such payee and in form satisfactory to the Agent and the fee required by Section 13.1(b); (ii) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice or such counsel, accountants or experts which have been selected by the Agent with reasonable care; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with this Agreement, any Guaranty of Payment or any other Related Writing, including, without limitation, the truth of the statements made in any certificate delivered by the Borrower under Article 6 or any Notice of Borrowing, Acceptance Request, Rate Continuation/Conversion Request, Extension Request and Consent, Reimbursement Agreement or any other similar notice or delivery, the Agent being entitled for the purposes of determining fulfillment of the conditions set forth therein to rely conclusively upon such certificates; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the Notes or any other Related Writing or to inspect the property (including the books and records) of the Borrower or its Subsidiaries; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any Guaranty of Payment or collateral covered by any agreement or any other Related Writing and (vi) shall incur no liability under or in respect of this Agreement, the Notes or any other Related Writing by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it in good faith to be genuine and correct and signed or sent by the proper party or parties.

         Neither the Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure of or delay in performance or breach by any Bank of any of its obligations hereunder or to any Bank on account of the failure of or delay in performance or breach by any other Bank or the Borrower of any of their respective obligations hereunder or under any Related Writing or in connection herewith or therewith.

         The Banks each hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement, the Notes or any other Related Writing unless it shall be requested in writing to do so by the Majority Banks.

         SECTION 12.11 COMPENSATION. Except for the fees set forth in the Agent's Fee Letter, the Agent shall receive no other compensation for its services as agent of the Banks in respect of this Agreement and the Related Writings, except any expressly referred to in this



                                       72

Agreement, but the Borrower shall reimburse the Agent periodically on its demand for out-of-pocket expenses, if any, reasonably incurred by it as such.

         SECTION 12.12 AGENT'S INDEMNITY. The Banks shall indemnify the Agent (to the extent the Agent is not reimbursed by the Borrower) from and against (a) any loss or liability (other than any caused by the Agent's gross negligence or willful misconduct and other than any loss to the Agent resulting from the Borrower's non-payment of agency fees owed solely to the Agent) incurred by the Agent as such in respect of this Agreement, the Notes, the Letters of Credit, the Acceptances, any Time Draft, any Guaranty of Payment or any Related Writing (as the Agent) and (b) any out-of-pocket expenses incurred in defending itself or otherwise related to this Agreement, the Notes, any Guaranty of Payment, any Letter of Credit, any Acceptance, any Time Draft or any Related Writing (other than any caused by the Agent's gross negligence or willful misconduct) including, without limitation, reasonable fees and disbursements of legal counsel of its own selection (including, without limitation, the reasonable interdepartmental charges of its salaried attorneys) in the defense of any claim against it or in the prosecution of its rights and remedies as the Agent (other than the loss, liability or costs incurred by the Agent in the defense of any claim against it by the Banks arising in connection with its actions in its capacity as Agent); PROVIDED, HOWEVER, that each Bank shall be liable for only its Ratable Portion of the whole loss or liability.

         SECTION 12.13 RESIGNATION. The Agent (or any successor) may at any time resign as such by giving ten (10) days' prior written notice to the Borrower and to each Bank; and the Majority Banks may remove the Agent at any time with or without cause by giving written notice to the Agent and the Borrower. In any such case, the Majority Banks may appoint a successor to the resigned or removed agent (the "FORMER AGENT"), provided that the Majority Banks obtain the Borrower's prior written consent to the successor (which consent shall not be unreasonably withheld), by giving written notice to the Borrower, the Former Agent and each Bank not participating in the appointment; PROVIDED, HOWEVER, that, if at the time of the proposed resignation or removal of an Agent, the Borrower is the subject of an action referred to in Section
10.9 or an Event of Default shall have occurred and be continuing the Borrower's consent shall not be required. In the absence of a timely appointment, the Former Agent shall have the right (but not the duty) to make a temporary appointment of any Bank (but only with that Bank's consent) to act as its successor pending an appointment pursuant to the immediately preceding sentence. In either case, the successor Agent shall deliver its written acceptance of appointment to the Borrower, to each Bank and to the Former Agent, whereupon (a) the Former Agent shall execute and deliver such assignments and other writings as the successor Agent may reasonably require to facilitate its being and acting as the Agent, (b) the successor Agent shall in any event automatically acquire and assume all the rights and duties as those prescribed for the Agent by this Article 12 and (c) the Former Agent shall be discharged from its duties and obligations under this Agreement and the Related Writings.

         SECTION 12.14 BANK PURPOSE. Each Bank represents and warrants to the Agent, the other Banks and the Borrower that such Bank is familiar with the Securities Act of 1933, as amended, and the rules and regulations thereunder and is not entering into this Agreement with any intention to violate such Act or any rule or regulation thereunder. Subject to the



                                       73
provisions of Sections 14.1 and 14.2, each Bank shall at all times retain full control over the disposition of its assets subject only to this Agreement and to all applicable Law.

         SECTION 12.15 BANK INDEMNIFICATION. Each Bank providing cash management or similar services to the Borrower agrees to indemnify each of the other Banks (the "Other Banks") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any Other Bank in any way relating to or arising out of the cash management or similar services provided by such Bank to the Borrower or any of its Subsidiaries or any action or inaction of such Bank in connection therewith.

                                   ARTICLE 13
                           TRANSFERS AND ASSIGNMENTS

         SECTION 13.1 TRANSFER OF COMMITMENTS. Each Bank shall have the right at any time or times to transfer to another financial institution, without recourse, all or any part of (a) that Bank's Commitment, (b) any Loan made by that Bank, (c) any Revolving Credit Note, (d) that Bank's Risk Participation Exposure and (e) that Bank's participations, if any, purchased pursuant to Section 11.4; PROVIDED, HOWEVER, in each such case, that the transferor and the transferee shall have complied with the following requirements:

         (a) PRIOR CONSENT. No transfer may be consummated pursuant to this Article 13 without the prior written consent of the Borrower and the Agent (other than a transfer by any Bank to any affiliate of such Bank), which consent of the Borrower shall not be unreasonably withheld; PROVIDED, HOWEVER, that, neither the Borrower nor the Agent shall be deemed to be unreasonable in withholding its respective consent if, (i) after giving effect to such transfer, any Bank's (including any assignee becoming a Bank pursuant to this Section 13.1) Ratable Portion of the Total Commitment Amount would be less than Ten Million Dollars ($10,000,000), (ii) the proposed transferee is a financial institution not organized under the Laws of a state or of the United States (unless such institution is an affiliate of the transferring Bank) or (iii) if the proposed transferee's long-term certificates of deposit shall be rated A or below by any rating agency or the equivalent rating by Thompson's Bank Watch; PROVIDED, FURTHER, that, if at the time of the proposed transfer the Borrower is the subject of a proceeding referenced in Section 10.9 or any Event of Default shall have occurred and be continuing, the Borrower's consent shall not be required and any Bank may consummate a transfer contemplated by Section 13.1 notwithstanding the requirements of clauses (i), (ii) or (iii) of this Section 13.1(a). Notwithstanding anything to the contrary, any Bank may at any time assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank, and no such assignment shall release such assigning Bank from its obligations hereunder.

         (b) AGREEMENT; TRANSFER FEE. The transferor (i) shall remit to the Agent an administrative fee of Two Thousand Five Hundred Dollars ($2,500) and (ii) shall cause the transferee to execute and deliver to the Borrower, the Agent and each Bank (A) an Assignment Agreement, in the form of Exhibit G hereto (an "Assignment Agreement") together with the




                                       74
consents and releases and the Administrative Questionnaire referenced therein and (B) such additional amendments, assurances and other writings as the Agent may reasonably require.

         (c) NOTES. The Borrower shall execute and deliver (i) to the Agent, the transferor and the transferee, any consent or release (of all or a portion of the obligations of the transferor) to be delivered in connection with the Assignment Agreement, (ii) if a Bank's entire interest in its Commitment, its Risk Participation Exposure and in all of its Loans have been transferred, to the transferee an appropriate Notes against return of the Notes (marked "replaced") held by the transferor and (iii) if only a portion of a Bank's interest in its Commitment, its Risk Participation Exposure and its Loans has been transferred, a new Revolving Credit Note to each of the transferor and the transferee against return of the original such Notes of the transferor (marked "replaced") held by the transferor.

         (d)     PARTIES.  Upon satisfaction of the requirements of this
Section 13.1, including the payment of the fee and the delivery of the documents set forth in Section 13.1(b), (i) the transferee shall become and thereafter be deemed to be a "Bank" for the purposes of this Agreement and (ii) the transferor (A) shall continue to be a "Bank" for the purposes of this Agreement only if and to the extent that the transfer shall not have been a transfer of its entire interest in its Commitment, its Risk Participation Exposure and its Loans, (B) shall cease to be and thereafter shall no longer be deemed to be a "Bank" in the case of any transfer of its entire interest in its Commitment, its Risk Participation Exposure and its Loans and (C) the signature pages hereto and Annex A hereto shall be automatically amended, without further action, to reflect the result of any such transfer.

         SECTION 13.2 SALE OF PARTICIPATIONS. Each Bank shall have the right at any time or times to sell one or more participations or subparticipations to a financial institution, as the case may be, in all or any part of (a) that Bank's Commitment, (b) that Bank's Risk Participation Exposure, (c) any Loan made by that Bank, (d) any Note delivered to that Bank pursuant to this Agreement, and (e) that Bank's participations, if any, purchased pursuant to Section 11.4 or this Section 13.2.

         (a) BENEFITS OF PARTICIPANT. The provisions of Sections 3.7, 3.8 and 3.9 shall inure to the benefit of each purchaser of a participation or subparticipation (provided that each such participant shall look solely to the seller of its participation for those benefits and the Borrower's liabilities, if any, under any of those sections shall not be increased as a result of the sale of any such participation) and Agent shall continue to distribute payments pursuant to this Agreement as if no participation has been sold.

         (b) RIGHTS RESERVED. In the event any Bank shall sell any participation or subparticipation, that Bank shall, as between itself and the purchaser, retain all of its rights (including, without limitation, rights to enforce against the Borrower this Agreement and the Related Writings) and duties pursuant to this Agreement and the Related Writings, including, without limitation, that Bank's right to approve any waiver, consent or amendment pursuant to Section 14.1, except if and to the extent that any such waiver, consent or amendment would




                                       75

              (i) reduce any fee or commission allocated to the participation or subparticipation, as the case may be,

             (ii) reduce the amount of any principal payment on any Loan allocated to the participation or subparticipation, as the case may be, or reduce the principal amount of any Loan so allocated or the rate of interest payable thereon, or

            (iii) extend the time for payment of any amount allocated to the participation or subparticipation, as the case may be.

         (c) NO DELEGATION. No participation or subparticipation shall operate as a delegation of any duty of the seller thereof. Under no circumstance shall any participation or subparticipation be deemed a novation in respect of all or any part of the seller's obligations pursuant to this Agreement.

         SECTION 13.3 CONFIDENTIALITY. Each Bank hereby (a) acknowledges that the Borrower and each of its Subsidiaries have many trade secrets and much financial, environmental and other data and information the confidentiality of which is important to their business and (b) agrees to keep confidential any such trade secret, data or information designated in writing by the Borrower or any of its Subsidiaries as confidential, except that this Section shall not preclude any Bank from furnishing any such secret, data or information: (i) as may be required by order of any court of competent jurisdiction or requested by any governmental agency having any regulatory authority over that Bank or its securities or in response to legal process, (ii) to any other party to this Agreement, (iii) or to any affiliate of any Bank or to any actual or prospective transferee, participant or subparticipant (so long as such affiliate or prospective transferee, participant or subparticipant is a financial institution) of all or part of that Bank's rights arising out of or in connection with the Related Writings and this Agreement or any thereof so long as such affiliate, prospective transferee, participant or subparticipant to whom disclosure is made agrees to be bound by the provisions of this Section 13.3, (iv) to anyone if it shall have been already publicly disclosed (other than by that Bank in contravention of this Section 13.3), (v) to the extent reasonably required in connection with the exercise of any right or remedy under this Agreement or any Related Writing, (vi) to that Bank's legal counsel, auditors and accountants and (vii) in connection with any legal proceedings instituted by or against the Agent or any Bank.

                                   ARTICLE 14
                                 MISCELLANEOUS

         SECTION 14.1 AMENDMENTS, CONSENTS. No amendment, modification, termination, or waiver of any provision of this Agreement or of the Notes, nor consent to any variance therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given). Unanimous consent of all Banks shall be required with respect to (i) the extension of maturity of any Note, or the payment date of interest, principal and/or fees thereunder, or (ii) any reduction in the rate of interest on the


                                       76

Notes, or in any amount of principal or interest due on any Note, or in the manner of pro rata application of any payments made by the Borrower to the Banks hereunder, or (iii) any change in any percentage voting requirement in this Agreement, or (iv) any change in the dollar amount or percentage of the Banks' Commitments or any Bank's Commitment, or (v) any change in amount or timing of any fees payable under this Agreement, or (vi) any release of the Guarantors of Payment or any thereof from any obligation of under any Guaranty of Payment or release the Borrower from its obligations under Section 5.5 hereof, or (vii) any change in any provision of this agreement which requires all of the Banks to take any action under such provision or (viii) any change in Section 11.4(b), 13.1, 13.2 or this Section 14.1 itself. Notice of amendments or consents ratified by the Banks hereunder shall immediately be forwarded by the Borrower to all Banks. Each Bank or other holder of a Note shall be bound by any amendment, waiver or consent obtained as authorized by this section, regardless of its failure to agree thereto.

         SECTION 14.2 NO WAIVER; CUMULATIVE REMEDIES. No omission or course of dealing on the part of Agent, any Bank or the holder of any Note in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and in addition to any other rights, powers or privileges held by operation of Law, by contract or otherwise.

         SECTION 14.3 NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to the Borrower, mailed or delivered to it (including, without limitation, delivery by facsimile transmission), addressed to it at the address specified on the signature pages of this Agreement, if to a Bank, mailed or delivered to it (including, without limitation, delivery by facsimile transmission), addressed to the address of such Bank specified on the signature pages of this Agreement. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered or forty-eight
(48) hours after being deposited in the mails with postage prepaid by registered or certified mail or delivered to a telegraph company, addressed as aforesaid, except that notices from the Borrower to Agent or the Banks pursuant to any of the provisions hereof, including, without limitation, Articles 3, 4, 5 and 6 hereof, shall not be effective until received by Agent or the Banks.

         SECTION 14.4 COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery, modification, administration and amendment of this Agreement (including, without limitation, any amendment), the Notes, any Guaranty of Payment, the Acceptances, the Letters of Credit, any Time Drafts or Sight Drafts, the Related Writings and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto (including any reasonable interdepartmental charges) and with respect to advising the Agent as to its rights and responsibilities under this Agreement. Without limiting the generality of the foregoing, such costs and expenses shall include: (a) reasonable attorneys' and paralegal's costs, expenses and disbursements of counsel to the Agent; (b) extraordinary expenses of Agent in connection with


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                                Page 173 of 196
the administration of this Agreement, the Notes, any Guaranty of Payment, the Acceptances, the accepted Time Drafts, the sight drafts, Letters of Credit, any other Related Writing and the other instruments and documents to be delivered hereunder; (c) the reasonable fees and out-of-pocket expenses of special counsel for the Agent or the Agent for the benefit of the Banks, with respect thereto and of local counsel, if any, who may be retained by said special counsel with respect thereto; (d) costs and expenses (including reasonable attorneys and paralegal costs, expenses and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with this Agreement, the Notes, any Guaranty of Payment, the Acceptances, the Time Drafts, the Sight Drafts, any Letters of Credit or any other Related Writing and the transactions contemplated thereby; (e) sums paid or incurred to pay any amount or take any action required of the Borrower under this Agreement, the Notes or any Related Writing that the Borrower fails to pay or take; (f) the cost of any appraisal, survey, environmental audit or the retention of any other professional service or consultant commenced after the occurrence and continuation of an Event of Default and deemed reasonably necessary by the Agent; (g) costs of inspections and periodic review of the records of the Borrower or any of its Subsidiaries, including, without limitation, travel, lodging, and meals for inspections of the Borrower's and its Subsidiaries' operations by the Agent up to one time per year and at any time after the occurrence and during the continuation of an Event of Default; (h) costs and expenses of forwarding loan proceeds, fees, interest and other payments to the Banks; and (i) costs and expenses (including, without limitation, attorneys' fees) paid or incurred to obtain payment of the Obligations (including the Obligations arising under this Section 14.4), enforce the provisions of the Credit Agreement, the Notes, any Guaranty of Payment or any other Related Writing, or to defend any claims made or threatened against the Agent arising out of the transactions contemplated hereby (including without limitation, preparations for and consultations concerning any such matters). The Borrower further agrees to pay on demand all costs and expenses of each Bank, if any (including reasonable counsel fees and expenses), in connection with the restructuring or the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes, any Guaranty of Payment, any other Related Writing and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 14.4. The foregoing shall not be construed to limit any other provisions of this Agreement, the Notes, any Guaranty of Payment or any Related Writing regarding costs and expenses to be paid by the Borrower. All of the foregoing costs and expenses may be charged, in the Agent's sole discretion, to the Borrower's loan account as Revolving Credit Loans (notwithstanding existence of any Possible Default or Event of Default or the failure of the conditions of Article 7 to have been satisfied).

         SECTION 14.5 OBLIGATIONS SEVERAL. The obligations of the Banks hereunder are several and not joint. Nothing contained in this Agreement and no action taken by Agent or the Banks pursuant hereto shall be deemed to constitute the Banks a partnership, association, joint venture or other entity. No default by any Bank hereunder shall excuse the other Banks from any obligation under this Agreement; but no Bank shall have or acquire any additional obligation of any kind by reason of such default.

         SECTION 14.6 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of


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                                Page 174 of 196
which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         SECTION 14.7 BINDING EFFECT; ASSIGNMENT. This Agreement shall become effective when it shall have been executed by the Borrower, Agent and by each Bank and thereafter shall be binding upon and inure to the benefit of the Borrower and each of the Banks and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of all of the Banks. No person, other than the Banks, shall have or acquire any obligation to grant the Borrower any Loans hereunder. Any Bank may at any time sell, assign, transfer, grant participations pursuant to Article 13 hereof.

         SECTION 14.8 GOVERNING LAW. This Agreement, each of the Notes and any Related Writing shall be governed by and construed in accordance with the Laws of the State of Ohio and the respective rights and obligations of the Borrower and the Banks shall be governed by Ohio Law.

         SECTION 14.9 SEVERABILITY OF PROVISIONS; CAPTIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The several captions to sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement.

         SECTION 14.10 ENTIRE AGREEMENT. This Agreement and the Related Writings referred to in or otherwise contemplated by this Agreement set forth the entire agreement of the parties as to the transactions contemplated by this Agreement.

         SECTION 14.11 JURY TRIAL WAIVER. THE BORROWER, THE AGENT, THE LETTER OF CREDIT BANK AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE AGENT, THE LETTER OF CREDIT BANK AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

         SECTION 14.12    JURISDICTION; VENUE; INCONVENIENT FORUM.

         (a) JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY OHIO STATE COURT OR FEDERAL COURT OF THE UNITED STATED OF AMERICA SITTING IN CUYAHOGA COUNTY, OHIO,


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                                Page 175 of 196

AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY RELATED WRITING, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH OHIO STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY RELATED WRITING IN THE COURTS OF ANY JURISDICTION.

         (b) VENUE; INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER RELATED WRITING IN ANY OHIO STATE OR FEDERAL COURT SITTING IN OHIO. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. THE BORROWER CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.





                                       80

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized, as of the date first above written.


                                        FABRI-CENTERS OF AMERICA, INC.


                                        Robert Norton
                                        ------------------------------------
                                        By: Robert Norton
                                           ---------------------------------
                                        Its: Chief Financial Officer
                                           ---------------------------------



                                        5555 Darrow Road
                                        Hudson, Ohio 44236
                                        Attention: Chief Financial Officer
                                        Telecopy: 216-463-6675





                                       81

                             SOCIETY NATIONAL BANK,
                             individually and as Agent



                             Michael Jackson
                             ------------------------------------
                             By: Michael J. Jackson
                             Its: Vice President


                             127 Public Square
                             Cleveland, Ohio 44114
                             Attention: Large Corporate Division
                             Telecopy:(216) 689-4981
                                      ---------------------------




                                       82

                                     BANKS


                             SOCIETY NATIONAL BANK


                             Michael Jackson
                             -----------------------------
                             By: Michael J. Jackson
                             Title: Vice President


                             Address for Notices:

                             Society National Bank
                             127 Public Square
                             Cleveland, Ohio 44114
                             Attention: Large Corporate Division

                             Telecopy: (216) 689-4981

                             Lending Office:

                             Society National Bank
                             127 Public Square
                             Cleveland, Ohio 44114





                                       83

                                        NATIONAL CITY BANK


                                        D. B. Hayes, Jr.
                                        ---------------------------------
                                        By: Donald B. Hayes, Jr.
                                           ------------------------------
                                        Title: Vice President
                                               --------------------------

                                        Address for Notices:

                                        National City Bank
                                        National City Center
                                        1900 East Ninth Street
                                        Cleveland, Ohio 44114
                                        Attention: Metro Division

                                        Telecopy: (216) 575-9396

                                        Lending Office:


                                        National City Bank
                                        National City Center
                                        1900 East Ninth Street
                                        Metro Division
                                        Cleveland, Ohio 44114





                                       84

                                 NBD BANK, N.A.


                                 Michael K. Kelly
                                 --------------------------------
                                 By: Michael K. Kelly
                                    -----------------------------
                                 Title: Vice President
                                       --------------------------

                                 Address for Notices:

                                 NBD Bank, N.A.
                                 Midwest Banking Division
                                 611 Woodward
                                 Detroit, Michigan  48226
                                 Attention: PATTI DUEWEKE
                                           ----------------------

                                 Telecopy: 313-225-3269
                                           ----------------------

                                 Lending Office:

                                 NBD Bank, N.A.
                                 Midwest Banking Division
                                 611 Woodward
                                 Detroit, Michigan  48226





                                       85

                                 COMERICA BANK


                                 Ian Hogan
                                 ----------------------------------
                                 By: Ian Hogan
                                    -------------------------------
                                 Title: Vice  President
                                       ----------------------------

                                 Address for Notices:

                                 Comerica Bank
                                 One Detroit Center
                                 500 Woodward Avenue
                                 Detroit, Michigan  48226
                                 Attention: Ian Hogan/Beverly Jones
                                           ------------------------
                                 Telecopy: (313) 222-3330
                                           ------------------------

                                 Lending Office:

                                 Comerica Bank
                                 One Detroit Center
                                 500 Woodward Avenue
                                 Detroit, Michigan  48226





                                       86

                                        THE HUNTINGTON NATIONAL BANK


                                        Charles B. Knowles, Jr.
                                        ---------------------------------
                                        By: Charles B. Knowles Jr.
                                           ------------------------------
                                        Title: Vice  President
                                              ---------------------------

                                        Address for Notices:

                                        The Huntington National Bank
                                        917 Euclid Avenue-CM-62
                                        Cleveland, Ohio 44114
                                        Attention: C. B. Knowles, Jr.
                                                  -----------------------
                                        Telecopy: (216) 344-6082
                                                  -----------------------

                                        Lending Office:

                                        The Huntington National Bank
                                        917 Euclid Avenue
                                        Cleveland, Ohio 44114





                                       87

                                        PNC BANK, NATIONAL ASSOCIATION


                                        Joseph G. Moran
                                        ---------------------------------
                                        By: Joseph G. Moran
                                           ------------------------------
                                        Title: Vice President
                                              ---------------------------

                                        Address for Notices:

                                        PNC Bank, National Assocation
                                        1375 E. Ninth Street, Suite 1250
                                        Cleveland, Ohio 44114
                                        Attention:
                                                  -----------------------
                                        Telecopy: (216) 348-8594
                                                  -----------------------

                                        Lending Office:

                                        PNC Bank, National Association
                                        One PNC Plaza
                                        Fifth Avenue and Wood Street
                                        Pittsburg, Pennsylvania 15265





                                       88

                                        BANK ONE, AKRON, NA


                                        Susan D. Steiger
                                        --------------------------------
                                        By: Susan D. Steiger
                                           -----------------------------
                                        Title: Vice President
                                              --------------------------


                                        Address for Notices:

                                        Bank One, Akron, NA
                                        50 S. Main Street
                                        Akron, Ohio 44308
                                        Attention: Corporate Banking Department
                                                  ------------------------------
                                        Telecopy: (216) 972-1598
                                                 -------------------------------
                                        Lending Office:

                                        Bank One, Akron, NA
                                        50 S. Main Street
                                        Akron, Ohio 44308





                                       89

                                        THE FIFTH THIRD BANK


                                        Deborah E. Perkins
                                        ------------------------------------
                                        By: Deborah E. Perkins
                                           ---------------------------------
                                        Title: Asst. Vice President


                                        Address for Notices:

                                        The Fifth Third Bank
                                        1404 E. Ninth Street
                                        Cleveland, Ohio 44114
                                        Attention: Deborah E. Perkins
                                                  --------------------------
                                        Telecopy: (216) 687-5996
                                                  --------------------------

                                        Lending Office:

                                        The Fifth Third Bank
                                        1404 E. Ninth Street
                                        Cleveland, Ohio 44114





                                       90

Annex A and B



ANNEX A AND B TO THIS CREDIT AGREEMENT AS LISTED ON SEQUENTIAL PAGE 96 HAVE NOT BEEN INCLUDED AS PART OF THIS FILING ON FORM 8-K. THESE ITEMS WILL BE FURNISHED UPON REQUEST.





                                       91

Exhibits




THE EXHIBITS TO THIS CREDIT AGREEMENT AS LISTED ON SEQUENTIAL PAGE 96 HAVE NOT BEEN INCLUDED AS PART OF THIS FILING ON FORM 8-K. THESE EXHIBITS WILL BE FURNISHED UPON REQUEST.





                                Page 188 of 196